UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Active Equity Multi-Manager Funds Multi-Manager International Equity Multi-Manager U.S. Small Cap Equity Active Equity Multi-Manager Funds _ MULTI-MANAGER INTERNATIONAL EQUITY _ MULTI-MANAGER U.S. SMALL CAP EQUITY

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

Looking Ahead

The following are highlights both of key factors affecting the global equity and credit markets and of any key changes made to the Active Equity Multi-Manager Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to Fund shareholders, per new Securities and Exchange Commission (“SEC”) requirements with a compliance date of July 24, 2024.

Market and Economic Review

Global Equity Markets

∎	The broad global equity market, as represented by the MSCI* All Country World Index (“MSCI ACWI”) Investable Market Index, returned 19.64% during the Reporting Period.

∎	When the Reporting Period began in November 2023, global equities were in the midst of a rally.

∎

The rally, which had started in late October 2023, followed a period of considerable volatility, as market participants weighed the probabilities for various U.S. economic scenarios, ranging from a “soft landing” to a “hard landing” to stagflation.[1]

∎

Late October 2023 marked a turning point in market sentiment, as the soft landing narrative became dominant. Investors appeared to believe the U.S. Federal Reserve (“Fed”) would not hike interest rates again, and they started pricing in interest rate cuts for 2024. (The Fed had last raised the target federal funds rate in July 2023.)

∎	Global equities continued to rally through the end of March 2024, delivering strongly positive returns.

∎	In April 2024, the global equity market gave back some of its gains, as persistent inflation led investors to scale back their expectations for the number of potential Fed rate cuts.

∎	From a style perspective, growth stocks and value stocks generated positive returns during the Reporting Period overall, with growth stocks outpacing their value counterparts.

∎	From a regional perspective, developed markets equities and emerging markets equities produced gains, with developed markets equities outperforming emerging markets equities.

∎

Within developed markets equities, the Japanese stock market was a particularly strong performer amid investor optimism about corporate governance reforms and potential changes to the Bank of Japan’s monetary policy.

∎	Within emerging markets equities, China was the weakest performer due to that country’s economic challenges, including an ongoing property crisis and weak consumer sentiment.

Credit Markets

∎	Credit markets broadly advanced during the Reporting Period, as bond yields fell and credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) tightened.

∎	In the first two months of the Reporting Period, bond yields plunged amidst speculation the Fed had reached the peak of its interest rate hikes and would begin cutting rates in 2024.

∎	Bond yields rose during the last four months of the Reporting Period, as markets came to terms with the possibility that interest rates could remain higher for longer.

∎	Also, due to persistent inflation, investors had moderated their expectations for Fed rate cuts in 2024, which contributed further to the rise in yields.

∎	Credit spreads continued to tighten as a result of strong demand and a drop in supply, especially net new supply.

*	Source: MSCI
[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing. Stagflation is characterized by slow economic growth and high inflation.

1

MARKET REVIEW

∎	High yield corporate bonds and bank loans delivered strong performance during the Reporting Period overall, with high yield corporate bonds outpacing bank loans.

∎

The outperformance of high yield corporate bonds was driven largely by spread tightening and their comparatively longer duration. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

∎	The default rate for bank loans and high yield corporate bonds increased modestly during the Reporting Period but remained below long-term averages.

∎	Investment grade corporate bonds also benefited from their longer duration profile, though they underperformed high yield corporate bonds during the Reporting Period overall.

∎

As yields fell in the first two months of the Reporting Period, investment grade corporate bonds outperformed high yield corporate bonds. However, they lagged during the last four months of the Reporting Period when yields moved higher.

∎	Among market segments, financial and industrial investment grade corporate bonds performed best, while utilities turned in the weakest performance.

∎

U.S. dollar-denominated emerging markets debt was the strongest performing credit sector of the Reporting Period, benefiting from spread compression across the credit spectrum and strong gains among the lowest rated credits.

∎

Local currency-denominated bonds generally underperformed other credit sectors during the Reporting Period, largely because of a strong U.S. dollar and higher-for-longer central bank policy that anchored interest rates above market expectations.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI*® EAFE® Index (Net, USD, Unhedged)[2]

Class P Shares	17.07%	18.63%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24±

Holding	% of Net Assets	Line of Business

Novo Nordisk AS	2.8%	Pharmaceuticals
Rolls-Royce Holdings PLC	2.2	Aerospace & Defense
AstraZeneca PLC	1.9	Pharmaceuticals
Schneider Electric SE	1.9	Electrical Equipment
Samsung Electronics Co. Ltd.	1.8	Technology Hardware, Storage & Peripherals
Canadian Pacific Kansas City Ltd.	1.8	Ground Transportation
SAP SE	1.8	Software
Air Liquide SA	1.7	Chemicals
Roche Holding AG	1.7	Pharmaceuticals

Compass Group PLC	1.6	Hotels, Restaurants & Leisure

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

* Source: MSCI

3

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of April 30, 2024

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

* Source: MSCI

4

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]

Class P Shares	17.07%	19.66%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24±

Holding	% of Net Assets	Line of Business

Ascendis Pharma AS	1.5%	Biotechnology
Casella Waste Systems, Inc.	1.1	Commerical Services & Supplies
ChampionX Corp.	1.1	Energy Equipment & Services
Wintrust Financial Corp.	0.9	Banks
Comfort Systems USA, Inc.	0.9	Construction & Engineering
AZEK Co., Inc.	0.8	Building Products
Bright Horizons Family Solutions, Inc.	0.8	Diversified Consumer Services
Insight Enterprises, Inc.	0.8	Electronic Equipment, Instruments & Components
HB Fuller Co.	0.8	Chemicals

Haemonetics Corp.	0.8	Health Care Equipment & Supplies

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of April 30, 2024

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%

Belgium – 0.9%
149,953	Anheuser-Busch InBev SA (Beverages)	$8,963,258
48,728	KBC Group NV (Banks)	3,619,718

		12,582,976

Bermuda* – 0.8%
119,810	Arch Capital Group Ltd. (Insurance)	11,207,027

Brazil – 0.7%
739,275	Banco Bradesco SA (Banks)	1,996,042
798,630	NU Holdings Ltd. Class A* (Banks)	8,673,122

		10,669,164

Canada – 4.5%
65,416	Canadian National Railway Co. (Ground Transportation)	7,944,119
105,570	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	7,999,900
331,513	Canadian Pacific Kansas City Ltd. (Ground Transportation)	26,002,655
26,321	Intact Financial Corp. (Insurance)	4,326,192
153,825	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5,869,631
53,430	Thomson Reuters Corp. (Professional Services)	8,070,098
97,693	Toronto-Dominion Bank (Banks)	5,795,654

		66,008,249

China – 1.3%
210,100	NetEase, Inc. (Entertainment)	3,938,246
302,800	Tencent Holdings Ltd. (Interactive Media & Services)	13,287,828
62,422	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,279,027

		19,505,101

Denmark – 3.2%
49,940	Carlsberg AS Class B (Beverages)	6,717,572
319,169	Novo Nordisk AS Class B (Pharmaceuticals)	40,930,934

		47,648,506

France – 15.4%
126,513	Air Liquide SA (Chemicals)	24,743,243
748,571	Alstom SA (Machinery)	11,803,522
166,745	AXA SA (Insurance)	5,761,303
61,957	BNP Paribas SA (Banks)	4,458,541
65,772	Capgemini SE (IT Services)	13,824,025
302,087	Carrefour SA (Consumer Staples Distribution & Retail)	5,082,077
152,162	Cie de Saint-Gobain SA (Building Products)	12,033,373
148,628	Cie Generale des Etablissements Michelin SCA (Automobile Components)	5,710,086
118,491	Danone SA (Food Products)	7,416,036

Shares	Description	Value

Common Stocks (continued)

France (continued)
75,534	Dassault Systemes SE (Software)	$2,964,855
71,908	Edenred SE (Financial Services)	3,412,169
476,383	Engie SA* (Multi-Utilities)	8,270,299
47,169	EssilorLuxottica SA (Health Care Equipment & Supplies)	10,057,922
32,488	Kering SA (Textiles, Apparel & Luxury Goods)	11,386,043
53,517	Legrand SA (Electrical Equipment)	5,499,761
18,640	L’Oreal SA (Personal Products)	8,739,423
28,323	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	23,265,532
43,636	Pernod Ricard SA (Beverages)	6,599,601
58,270	Safran SA (Aerospace & Defense)	12,634,806
74,378	Sanofi SA (Pharmaceuticals)	7,348,030
120,369	Schneider Electric SE (Electrical Equipment)	27,445,742
23,411	Valeo SE (Automobile Components)	296,699
40,687	Vinci SA (Construction & Engineering)	4,767,544
146,249	Worldline SA*(a) (Financial Services)	1,516,967

		225,037,599

Germany – 6.5%
12,886	Allianz SE (Insurance)	3,656,854
79,793	Beiersdorf AG (Personal Products)	11,993,173
59,079	Deutsche Boerse AG (Capital Markets)	11,389,955
459,964	Deutsche Telekom AG (Diversified Telecommunication Services)	10,535,735
206,233	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	7,156,912
198,874	Lanxess AG (Chemicals)	5,620,781
58,341	Merck KGaA (Pharmaceuticals)	9,270,482
14,956	MTU Aero Engines AG (Aerospace & Defense)	3,603,153
173,983	RWE AG (Independent Power and Renewable Electricity Producers)	6,060,791
143,894	SAP SE (Software)	25,982,528

		95,270,364

Hong Kong – 0.8%
1,201,000	AIA Group Ltd. (Insurance)	8,796,548
609,700	Link REIT (Retail REITs)	2,612,437

		11,408,985

India – 1.3%
396,575	HDFC Bank Ltd. (Banks)	7,202,033
382,070	ICICI Bank Ltd. (Banks)	10,518,387

The accompanying notes are an integral part of these financial statements.	7

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

India (continued)
46,551	Tata Consultancy Services Ltd. (IT Services)	$2,124,592

		19,845,012

Ireland – 5.4%
766,572	AIB Group PLC (Banks)	3,967,909
37,390	Aon PLC Class A (Insurance)	10,544,354
429,418	Experian PLC (Professional Services)	17,320,122
56,600	ICON PLC* (Life Sciences Tools & Services)	16,860,008
36,523	Linde PLC (Chemicals)	16,105,182
104,561	Ryanair Holdings PLC (Passenger Airlines)	14,241,208

		79,038,783

Israel* – 0.4%
35,599	Check Point Software Technologies Ltd. (Software)	5,319,203

Italy – 4.0%
1,757,862	Enel SpA (Electric Utilities)	11,553,444
449,206	Eni SpA (Oil, Gas & Consumable Fuels)	7,215,006
45,760	Ferrari NV (Automobiles)	18,819,926
2,549,302	Intesa Sanpaolo SpA (Banks)	9,542,051
302,826	UniCredit SpA (Banks)	11,115,037

		58,245,464

Japan – 9.3%
48,900	Daikin Industries Ltd. (Building Products)	6,674,424
473,800	Denso Corp. (Automobile Components)	8,075,029
424,200	FANUC Corp. (Machinery)	12,564,500
279,700	Fujitsu Ltd. (IT Services)	4,320,845
177,800	Hitachi Ltd. (Industrial Conglomerates)	16,403,947
18,300	Hoya Corp. (Health Care Equipment & Supplies)	2,121,699
57,100	Kose Corp. (Personal Products)	2,944,308
156,600	Kubota Corp. (Machinery)	2,511,821
460,600	Kyocera Corp. (Electronic Equipment, Instruments & Components)	5,614,087
384,300	Mitsubishi Electric Corp. (Electrical Equipment)	6,698,321
472,100	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	8,626,286
372,500	Olympus Corp. (Health Care Equipment & Supplies)	5,188,817
501,900	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	8,148,724

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
927,100	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	$11,979,239
150,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	5,821,824
10,300	SMC Corp. (Machinery)	5,411,276
89,300	Sony Group Corp. (Household Durables)	7,380,764
261,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	6,864,876
331,700	Terumo Corp. (Health Care Equipment & Supplies)	5,627,000
141,900	ZOZO, Inc. (Specialty Retail)	3,056,309

		136,034,096

Netherlands – 5.4%
8,113	Adyen NV*(a) (Financial Services)	9,719,375
175,910	Akzo Nobel NV (Chemicals)	11,606,883
21,370	ASM International NV (Semiconductors & Semiconductor Equipment)	13,442,561
13,710	ASML Holding NV (Semiconductors & Semiconductor Equipment)	11,961,564
27,234	Heineken NV (Beverages)	2,650,403
1,020,881	ING Groep NV (Banks)	16,140,400
508,428	Koninklijke Philips NV (Health Care Equipment & Supplies)	13,501,912

		79,023,098

Portugal – 0.4%
267,480	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	5,745,780

Singapore – 0.9%
299,780	DBS Group Holdings Ltd. (Banks)	7,631,620
230,000	United Overseas Bank Ltd. (Banks)	5,103,881

		12,735,501

South Korea – 2.6%
435,420	Coupang, Inc.* (Broadline Retail)	9,796,950
121,113	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	26,171,079
18,898	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	2,332,119

		38,300,148

Spain – 1.5%
38,444	Aena SME SA(a) (Transportation Infrastructure)	7,006,019
182,390	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	11,577,009
320,905	Iberdrola SA (Electric Utilities)	3,934,801

		22,517,829

8	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Sweden – 0.8%
85,100	Assa Abloy AB Class B (Building Products)	$2,248,461
83,160	Evolution AB(a) (Hotels, Restaurants & Leisure)	9,187,945

		11,436,406

Switzerland – 4.6%
78,217	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	10,811,704
107,242	Julius Baer Group Ltd. (Capital Markets)	5,754,429
175,887	Novartis AG (Pharmaceuticals)	17,071,148
15,941	Sika AG (Chemicals)	4,534,599
14,006	Sonova Holding AG (Health Care Equipment & Supplies)	3,871,708
616,080	UBS Group AG (Capital Markets)	16,180,274
18,140	Zurich Insurance Group AG (Insurance)	8,780,600

		67,004,462

Taiwan – 1.2%
455,249	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,959,173

United Kingdom – 18.1%
182,930	AstraZeneca PLC (Pharmaceuticals)	27,667,955
6,155,904	Barclays PLC (Banks)	15,520,833
52,674	Berkeley Group Holdings PLC (Household Durables)	3,093,313
2,449,071	BP PLC (Oil, Gas & Consumable Fuels)	15,785,823
255,181	British American Tobacco PLC (Tobacco)	7,491,163
866,489	Compass Group PLC (Hotels, Restaurants & Leisure)	24,100,272
522,705	Diageo PLC (Beverages)	18,064,513
57,230	Ferguson PLC (Trading Companies & Distributors)	12,067,279
475,967	GSK PLC (Pharmaceuticals)	9,874,845
974,267	Kingfisher PLC (Specialty Retail)	3,001,058
1,605,992	Legal & General Group PLC (Insurance)	4,714,389
66,635	London Stock Exchange Group PLC (Capital Markets)	7,345,847
1,086,133	NatWest Group PLC (Banks)	4,099,480
1,827,817	Prudential PLC (Insurance)	15,897,160
233,318	Reckitt Benckiser Group PLC (Household Products)	13,044,110
425,578	RELX PLC (Professional Services)	17,490,159
73,656	Rio Tinto PLC (Metals & Mining)	4,983,618
6,247,900	Rolls-Royce Holdings PLC* (Aerospace & Defense)	32,039,381

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
334,913	Segro PLC (Industrial REITs)	$3,522,656
443,029	Shell PLC (Oil, Gas & Consumable Fuels)	15,831,108
1,316,708	Tesco PLC (Consumer Staples Distribution & Retail)	4,861,376
302,720	WH Smith PLC (Specialty Retail)	4,140,691

		264,637,029

United States – 6.2%
2,151	Accenture PLC Class A (IT Services)	647,257
64,950	Atlassian Corp. Class A* (Software)	11,190,885
19,680	EPAM Systems, Inc.* (IT Services)	4,629,917
26,220	Monday.com Ltd.* (Software)	4,964,233
151,919	Nestle SA (Food Products)	15,252,691
107,368	Qiagen NV* (Life Sciences Tools & Services)	4,482,792
101,368	Roche Holding AG (Pharmaceuticals)	24,289,212
28,060	Spotify Technology SA* (Entertainment)	7,869,146
40,080	STERIS PLC (Health Care Equipment & Supplies)	8,198,765
54,040	Waste Connections, Inc. (Commerical Services & Supplies)	8,759,344

		90,284,242

Uruguay* – 0.8%
7,710	MercadoLibre, Inc. (Broadline Retail)	11,246,577

TOTAL COMMON STOCKS (Cost $1,135,496,036)		$1,418,710,774

Shares	Dividend Rate	Value

Investment Company(b) – 2.3%

Goldman Sachs Financial Square Government Fund — Institutional Shares
33,345,532	5.223%	$33,345,532
(Cost $33,345,532)

TOTAL INVESTMENTS – 99.3% (Cost $1,168,841,568)		$1,452,056,306

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		10,436,728

NET ASSETS – 100.0%		$1,462,493,034

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF APRIL 30, 2024

Sector	% of Total Market Value

Industrials	19.4%

Financials	16.8

Health Care	14.7

Information Technology	12.2

Consumer Discretionary	11.5

Consumer Staples	9.1

Materials	5.1

Energy	4.0

Communication Services	2.5

Investment Company	2.3

Utilities	2.0

Real Estate	0.4

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

State Street Bank and Trust	EUR	186,881	USD	199,578	05/03/24	$(116)

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%

Aerospace & Defense – 1.1%
20,963	AAR Corp.*	$1,449,382
11,990	Curtiss-Wright Corp.	3,038,506
12,510	Hexcel Corp.	803,267
43,500	Mercury Systems, Inc.*	1,226,700
17,892	Woodward, Inc.	2,904,945

		9,422,800

Air Freight & Logistics – 0.5%
89,600	Air Transport Services Group, Inc.*	1,148,672
73,600	Hub Group, Inc. Class A	2,960,192

		4,108,864

Automobile Components – 0.7%
12,100	LCI Industries	1,258,158
28,527	Phinia, Inc.	1,112,553
24,300	Visteon Corp.*	2,688,309
10,299	XPEL, Inc.*	541,212

		5,600,232

Automobiles – 0.1%
8,650	Thor Industries, Inc.	859,983

Banks – 5.1%
23,275	Bank of Hawaii Corp.	1,319,460
29,264	Dime Community Bancshares, Inc.	532,605
42,791	First Merchants Corp.	1,430,075
28,839	Hancock Whitney Corp.	1,309,002
74,850	Heritage Commerce Corp.	594,309
74,593	Hope Bancorp, Inc.	747,422
23,200	Independent Bank Corp.	1,165,568
35,400	Lakeland Financial Corp.	2,080,458
90,954	OceanFirst Financial Corp.	1,342,481
91,561	Old National Bancorp	1,514,419
36,311	Peapack-Gladstone Financial Corp.	812,640
19,839	Preferred Bank	1,501,614
78,825	Prosperity Bancshares, Inc.	4,884,785
91,500	Renasant Corp.	2,658,990
26,741	S&T Bancorp, Inc.	806,241
54,957	SouthState Corp.	4,160,245
41,000	UMB Financial Corp.	3,266,060
86,200	United Bankshares, Inc.	2,798,052
38,316	Western Alliance Bancorp	2,177,498
81,332	Wintrust Financial Corp.	7,859,925

		42,961,849

Biotechnology* – 5.0%
162,230	89bio, Inc.	1,380,577
91,772	Alkermes PLC	2,252,085
89,708	Ascendis Pharma AS	12,419,175
90,620	Bicycle Therapeutics PLC	2,125,039
18,188	Blueprint Medicines Corp.	1,661,292
59,152	Catalyst Pharmaceuticals, Inc.	890,238
50,077	Cytokinetics, Inc.	3,070,722
20,816	Halozyme Therapeutics, Inc.	793,090
21,978	Immunome, Inc.	309,011
64,538	MoonLake Immunotherapeutics	2,640,249

Shares	Description	Value

Common Stocks – (continued)

Biotechnology* – (continued)
89,941	Mural Oncology PLC	$332,782
28,204	Neurocrine Biosciences, Inc.	3,879,178
137,890	Rocket Pharmaceuticals, Inc.	2,967,393
66,354	Vaxcyte, Inc.	4,017,735
26,070	Viking Therapeutics, Inc.	2,074,650
37,830	Xenon Pharmaceuticals, Inc.	1,537,789

		42,351,005

Building Products – 2.3%
26,100	Apogee Enterprises, Inc.	1,612,458
157,044	AZEK Co., Inc.*	7,167,488
19,100	Gibraltar Industries, Inc.*	1,364,886
19,030	Griffon Corp.	1,246,846
100,000	Hayward Holdings, Inc.*	1,358,000
150,824	Janus International Group, Inc.*	2,173,374
18,300	UFP Industries, Inc.	2,062,410
90,479	Zurn Elkay Water Solutions Corp.	2,830,183

		19,815,645

Capital Markets – 1.4%
340,534	BGC Group, Inc. Class A	2,666,381
39,400	Cohen & Steers, Inc.	2,709,932
20,945	Evercore, Inc. Class A	3,801,517
12,689	Houlihan Lokey, Inc.	1,617,721
18,293	StoneX Group, Inc.*	1,328,072

		12,123,623

Chemicals – 3.6%
58,975	AdvanSix, Inc.	1,489,709
15,921	Ashland, Inc.	1,517,749
97,380	Avient Corp.	4,130,860
129,320	Axalta Coating Systems Ltd.*	4,065,821
152,075	Ecovyst, Inc.*	1,434,067
88,420	HB Fuller Co.	6,605,858
22,000	Innospec, Inc.	2,640,000
23,931	Methanex Corp.	1,146,534
30,900	Minerals Technologies, Inc.	2,252,301
27,294	Orion SA	645,776
17,665	Quaker Chemical Corp.	3,295,052
16,400	Stepan Co.	1,361,036

		30,584,763

Commerical Services & Supplies – 4.0%
17,705	Brady Corp. Class A	1,044,595
52,765	Brink’s Co.	4,614,827
100,301	Casella Waste Systems, Inc. Class A*	9,067,210
130,743	CoreCivic, Inc.*	1,948,071
20,347	MSA Safety, Inc.	3,670,599
86,084	Rentokil Initial PLC	2,205,472
13,900	UniFirst Corp.	2,225,807
37,103	Vestis Corp.	683,437
72,775	Viad Corp.*	2,509,282
36,562	Waste Connections, Inc.	5,926,335

		33,895,635

The accompanying notes are an integral part of these financial statements.	11

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment* – 0.9%
29,300	Ciena Corp.	$1,354,539
34,029	Clearfield, Inc.	1,024,954
15,490	F5, Inc.	2,560,652
530,755	Infinera Corp.	2,558,239

		7,498,384

Construction & Engineering – 2.5%
23,520	Comfort Systems USA, Inc.	7,277,323
65,175	Fluor Corp.*	2,628,508
29,374	Granite Construction, Inc.	1,630,257
6,500	MYR Group, Inc.*	1,080,625
33,992	Primoris Services Corp.	1,584,027
17,842	Valmont Industries, Inc.	3,654,042
93,980	WillScot Mobile Mini Holdings Corp.*	3,473,501

		21,328,283

Construction Materials – 0.3%
2,900	Eagle Materials, Inc.	727,059
8,981	Knife River Corp.*	702,224
37,400	Summit Materials, Inc. Class A*	1,454,860

		2,884,143

Consumer Finance – 1.0%
27,214	FirstCash Holdings, Inc.	3,074,638
253,518	SLM Corp.	5,372,046

		8,446,684

Consumer Staples Distribution & Retail – 0.8%
15,261	Casey’s General Stores, Inc.	4,877,110
29,200	Performance Food Group Co.*	1,982,096

		6,859,206

Containers & Packaging – 0.6%
59,200	Silgan Holdings, Inc.	2,762,272
47,700	Sonoco Products Co.	2,673,585

		5,435,857

Diversified Consumer Services – 2.1%
66,432	Bright Horizons Family Solutions, Inc.*	6,889,663
99,685	Frontdoor, Inc.*	3,059,333
9,110	Grand Canyon Education, Inc.*	1,184,482
148,541	Laureate Education, Inc.	2,153,844
497,995	Mister Car Wash, Inc.*	3,331,586
59,126	Perdoceo Education Corp.	1,082,006

		17,700,914

Diversified Telecommunication Services – 0.3%
38,906	Cogent Communications Holdings, Inc.	2,496,987

Electric Utilities – 0.6%
32,200	IDACORP, Inc.	3,051,916
22,900	MGE Energy, Inc.	1,793,528

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
11,097	Portland General Electric Co.	$479,723

		5,325,167

Electrical Equipment – 2.1%
10,822	Acuity Brands, Inc.	2,687,103
12,681	Atkore, Inc.	2,222,979
4,668	Encore Wire Corp.	1,304,052
14,540	EnerSys	1,315,143
99,510	NEXTracker, Inc. Class A*	4,258,033
150,250	Sensata Technologies Holding PLC	5,756,078

		17,543,388

Electronic Equipment, Instruments & Components – 3.5%
23,100	Advanced Energy Industries, Inc.	2,213,904
9,083	Arrow Electronics, Inc.*	1,159,627
51,679	Avnet, Inc.	2,525,553
14,466	Belden, Inc.	1,175,652
39,840	Coherent Corp.*	2,176,459
24,700	Crane NXT Co.	1,502,007
13,580	Fabrinet*	2,350,290
37,105	Insight Enterprises, Inc.*	6,774,260
20,384	Littelfuse, Inc.	4,701,366
13,030	OSI Systems, Inc.*	1,712,663
20,300	Rogers Corp.*	2,417,527
20,375	ScanSource, Inc.*	848,007

		29,557,315

Energy Equipment & Services – 3.5%
60,136	Archrock, Inc.	1,154,010
52,310	Cactus, Inc. Class A	2,596,668
269,082	ChampionX Corp.	9,033,083
92,464	Expro Group Holdings NV*	1,734,625
66,100	Helmerich & Payne, Inc.	2,599,713
32,555	Noble Corp. PLC	1,444,791
369,981	Patterson-UTI Energy, Inc.	4,003,194
157,701	Select Water Solutions, Inc.	1,457,157
21,127	Tidewater, Inc.*	1,940,515
53,468	U.S. Silica Holdings, Inc.*	825,011
22,803	Weatherford International PLC*	2,818,907

		29,607,674

Entertainment* – 0.4%
20,878	Liberty Media Corp.-Liberty Live
	Class A	748,685
11,299	Take-Two Interactive Software, Inc.	1,613,610
140,589	Vivid Seats, Inc. Class A	739,498

		3,101,793

Financial Services – 3.6%
30,662	Enact Holdings, Inc.	911,581
43,949	Essent Group Ltd.	2,327,978
46,600	EVERTEC, Inc.	1,748,898
22,690	Federal Agricultural Mortgage Corp. Class C	4,223,290
156,550	Flywire Corp.*	3,209,275

12	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
32,907	International Money Express, Inc.*	$665,709
234,730	Marqeta, Inc. Class A*	1,302,751
73,100	NCR Atleos Corp.*	1,456,883
12,625	PennyMac Financial Services, Inc.	1,081,205
59,880	Shift4 Payments, Inc. Class A*	3,464,657
19,969	Voya Financial, Inc.	1,361,087
27,132	Walker & Dunlop, Inc.	2,486,105
30,257	WEX, Inc.*	6,392,094

		30,631,513

Food Products – 0.4%
78,221	Nomad Foods Ltd.	1,412,671
60,464	Simply Good Foods Co.*	2,203,913

		3,616,584

Gas Utilities – 0.2%
18,901	New Jersey Resources Corp.	825,785
19,550	ONE Gas, Inc.	1,261,366

		2,087,151

Ground Transportation – 0.9%
3,025	Knight-Swift Transportation
	Holdings, Inc.	139,846
98,400	Marten Transport Ltd.	1,664,928
7,197	Saia, Inc.*	2,855,985
82,900	Werner Enterprises, Inc.	2,835,180

		7,495,939

Health Care Equipment & Supplies* – 3.8%
76,446	Establishment Labs Holdings, Inc.	3,823,064
71,642	Haemonetics Corp.	6,587,482
58,606	Inari Medical, Inc.	2,188,348
12,100	Inspire Medical Systems, Inc.	2,924,086
15,400	Integer Holdings Corp.	1,719,102
24,000	Integra LifeSciences Holdings Corp.	700,080
36,003	iRhythm Technologies, Inc.	3,945,209
91,894	Lantheus Holdings, Inc.	6,114,627
57,742	OrthoPediatrics Corp.	1,710,895
155,950	SI-BONE, Inc.	2,223,847

		31,936,740

Health Care Providers & Services – 3.2%
191,917	Accolade, Inc.*	1,464,327
7,915	Addus HomeCare Corp.*	761,027
56,276	agilon health, Inc.*	309,518
9,626	Amedisys, Inc.*	886,073
20,411	AMN Healthcare Services, Inc.*	1,224,252
1,122	Chemed Corp.	637,296
44,902	Encompass Health Corp.	3,743,929
48,759	HealthEquity, Inc.*	3,847,573
212,041	LifeStance Health Group, Inc.*	1,310,413
300,749	NeoGenomics, Inc.*	4,186,426
184,010	Option Care Health, Inc.*	5,500,059
70,911	Pediatrix Medical Group, Inc.*	628,981
65,832	PetIQ, Inc.*	1,074,378

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
102,953	R1 RCM, Inc.*	$1,265,292

		26,839,544

Health Care Technology* – 0.5%
140,703	Definitive Healthcare Corp.	976,479
144,232	Phreesia, Inc.	2,991,372

		3,967,851

Hotel & Resort REITs – 0.2%
115,400	Apple Hospitality REIT, Inc.	1,703,304

Hotels, Restaurants & Leisure – 2.6%
150,013	Bowlero Corp. Class A	1,762,653
14,865	Boyd Gaming Corp.	795,426
20,558	Brinker International, Inc.*	1,101,909
23,400	Choice Hotels International, Inc.	2,767,284
40,075	Churchill Downs, Inc.	5,169,675
41,532	First Watch Restaurant Group, Inc.*	1,059,897
22,530	Texas Roadhouse, Inc.	3,622,373
14,860	Wingstop, Inc.	5,717,979

		21,997,196

Household Durables – 2.0%
37,300	Beazer Homes USA, Inc.*	1,045,519
12,450	Installed Building Products, Inc.	2,934,838
28,376	M/I Homes, Inc.*	3,297,859
33,684	Meritage Homes Corp.	5,582,786
6,539	TopBuild Corp.*	2,646,137
121,936	Vizio Holding Corp. Class A*	1,292,522

		16,799,661

Household Products* – 0.3%
67,800	Central Garden & Pet Co. Class A	2,402,154

Industrial REITs – 0.8%
15,844	EastGroup Properties, Inc.	2,461,524
36,200	First Industrial Realty Trust, Inc.	1,644,204
64,970	STAG Industrial, Inc.	2,234,318

		6,340,046

Insurance – 4.4%
25,000	AMERISAFE, Inc.	1,140,000
33,957	Assured Guaranty Ltd.	2,604,502
79,130	Axis Capital Holdings Ltd.	4,853,043
32,337	BRP Group, Inc. Class A*	861,458
20,577	Employers Holdings, Inc.	876,374
66,927	First American Financial Corp.	3,585,279
24,200	Hanover Insurance Group, Inc.	3,141,644
5,970	Kinsale Capital Group, Inc.	2,168,603
30,416	Palomar Holdings, Inc.*	2,392,827
15,290	Primerica, Inc.	3,239,339
37,700	Ryan Specialty Holdings, Inc.	1,860,118
28,600	Safety Insurance Group, Inc.	2,275,702
42,745	Selective Insurance Group, Inc.	4,345,029
16,400	Stewart Information Services Corp.	1,016,964

The accompanying notes are an integral part of these financial statements.	13

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
1,435	White Mountains Insurance Group Ltd.	$2,551,631

		36,912,513

Interactive Media & Services* – 0.6%
47,851	Bumble, Inc. Class A	483,295
67,047	Cars.com, Inc.	1,120,355
82,228	Pinterest, Inc. Class A	2,750,527
41,777	TripAdvisor, Inc.	1,099,989

		5,454,166

IT Services – 0.2%
31,324	Hackett Group, Inc.	679,418
26,650	Perficient, Inc.*	1,259,479

		1,938,897

Leisure Products – 0.7%
15,300	Acushnet Holdings Corp.	932,994
17,100	Brunswick Corp.	1,378,944
193,467	Clarus Corp.	1,224,646
135,900	Mattel, Inc.*	2,489,688
126,975	Solo Brands, Inc. Class A*	238,713

		6,264,985

Life Sciences Tools & Services – 1.4%
7,010	Bio-Rad Laboratories, Inc. Class A*	1,890,947
27,567	Bio-Techne Corp.	1,742,510
39,555	Bruker Corp.	3,085,686
10,000	Charles River Laboratories International, Inc.*	2,290,000
42,330	Fortrea Holdings, Inc.*	1,548,855
26,400	Qiagen NV*	1,117,512

		11,675,510

Machinery – 4.6%
8,000	Alamo Group, Inc.	1,555,040
12,450	Albany International Corp. Class A	992,888
34,048	Allison Transmission Holdings, Inc.	2,504,230
41,500	Astec Industries, Inc.	1,734,700
33,076	Atmus Filtration Technologies, Inc.*	1,001,872
25,044	Blue Bird Corp.*	825,325
7,848	Chart Industries, Inc.*	1,130,583
8,825	Crane Co.	1,235,588
10,809	Enpro, Inc.	1,622,755
63,050	Hillenbrand, Inc.	3,008,746
7,817	IDEX Corp.	1,723,336
42,880	ITT, Inc.	5,546,099
46,376	John Bean Technologies Corp.	4,131,638
67,700	Kennametal, Inc.	1,592,981
13,480	Lincoln Electric Holdings, Inc.	2,959,264
27,900	Mueller Industries, Inc.	1,557,378
123,172	Mueller Water Products, Inc. Class A	1,951,045
12,600	SPX Technologies, Inc.*	1,534,806

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
10,500	Watts Water Technologies, Inc. Class A	$2,083,830

		38,692,104

Media – 0.7%
101,850	EW Scripps Co. Class A*	382,956
15,166	Nexstar Media Group, Inc.	2,427,470
122,130	Stagwell, Inc.*	726,674
155,846	TEGNA, Inc.	2,125,739

		5,662,839

Metals & Mining – 0.7%
38,329	Commercial Metals Co.	2,059,800
85,415	Eldorado Gold Corp.*	1,218,018
23,675	Kaiser Aluminum Corp.	2,142,351
56,000	MP Materials Corp.*	896,000

		6,316,169

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
111,640	Redwood Trust, Inc.	617,369

Multi-Utilities – 0.2%
29,100	Northwestern Energy Group, Inc.	1,467,804

Office REITs – 0.4%
84,400	COPT Defense Properties	2,023,068
44,521	Cousins Properties, Inc.	1,021,312

		3,044,380

Oil, Gas & Consumable Fuels – 2.8%
47,200	Civitas Resources, Inc.	3,396,512
57,550	Delek U.S. Holdings, Inc.	1,572,841
165,271	Kosmos Energy Ltd.*	937,087
136,100	Magnolia Oil & Gas Corp. Class A	3,412,027
48,200	Matador Resources Co.	3,002,860
125,840	Northern Oil & Gas, Inc.	5,133,014
50,372	Par Pacific Holdings, Inc.*	1,551,458
91,100	Viper Energy, Inc.	3,476,376
61,967	World Kinect Corp.	1,456,224

		23,938,399

Personal Products* – 0.2%
22,490	BellRing Brands, Inc.	1,240,774
13,345	Oddity Tech Ltd. Class A	434,246

		1,675,020

Pharmaceuticals – 0.8%
13,074	Arvinas, Inc.*	415,361
177,085	Innoviva, Inc.*	2,675,754
42,385	Organon & Co.	788,785
30,826	Perrigo Co. PLC	1,006,777
31,800	Prestige Consumer Healthcare, Inc.*	2,281,968

		7,168,645

Professional Services – 2.5%
115,948	Alight, Inc. Class A*	1,045,851
19,700	ASGN, Inc.*	1,900,065

14	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
11,687	Concentrix Corp.	$638,928
68,340	First Advantage Corp.	1,113,942
19,292	FTI Consulting, Inc.*	4,125,208
13,904	Huron Consulting Group, Inc.*	1,296,409
10,825	ICF International, Inc.	1,561,939
29,773	Kelly Services, Inc. Class A	682,993
131,314	Legalzoom.com, Inc.*	1,569,202
31,300	Maximus, Inc.	2,512,764
15,815	Science Applications International Corp.	2,035,391
56,870	WNS Holdings Ltd.*	2,383,422

		20,866,114

Real Estate Management & Development – 0.5%
15,900	Colliers International Group, Inc.	1,654,236
92,000	Cushman & Wakefield PLC*	887,800
87,895	DigitalBridge Group, Inc.	1,444,994

		3,987,030

Semiconductors & Semiconductor Equipment – 3.9%
26,705	Amkor Technology, Inc.	863,907
7,656	Axcelis Technologies, Inc.*	792,549
74,100	Cohu, Inc.*	2,246,712
60,730	Credo Technology Group Holding Ltd.*	1,085,245
26,717	Entegris, Inc.	3,551,224
24,200	Ichor Holdings Ltd.*	938,476
21,973	Impinj, Inc.*	3,502,057
47,400	Kulicke & Soffa Industries, Inc.	2,193,672
20,627	Lattice Semiconductor Corp.*	1,415,012
15,650	Nova Ltd.*	2,658,935
5,049	Onto Innovation, Inc.*	936,539
31,433	Photronics, Inc.*	861,579
34,678	Power Integrations, Inc.	2,313,716
23,645	Rambus, Inc.*	1,296,219
22,140	Semtech Corp.*	832,907
18,660	SiTime Corp.*	1,662,979
69,400	Tower Semiconductor Ltd.*	2,281,178
27,551	Ultra Clean Holdings, Inc.*	1,152,458
15,290	Universal Display Corp.	2,415,514

		33,000,878

Software – 7.0%
125,390	Adeia, Inc.	1,233,837
2,594	Bentley Systems, Inc. Class B	136,263
51,157	BlackLine, Inc.*	2,969,664
507,754	CCC Intelligent Solutions Holdings, Inc.*	5,697,000
122,272	Clear Secure, Inc. Class A	2,136,092
30,395	Clearwater Analytics Holdings, Inc. Class A*	479,633
110,607	Dynatrace, Inc.*	5,011,603
82,115	Envestnet, Inc.*	5,096,878
60,430	Gitlab, Inc. Class A*	3,170,762
18,067	Guidewire Software, Inc.*	1,994,597

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
31,232	InterDigital, Inc.	$3,083,535
177,100	Lightspeed Commerce, Inc.*	2,316,468
23,889	LiveRamp Holdings, Inc.*	767,076
1,321	MicroStrategy, Inc. Class A*	1,406,905
150,933	NCR Voyix Corp.*	1,848,929
11,263	Pegasystems, Inc.	669,247
102,721	PROS Holdings, Inc.*	3,364,113
148,680	Samsara, Inc. Class A*	5,193,392
88,490	Smartsheet, Inc. Class A*	3,347,577
29,737	Sprout Social, Inc. Class A*	1,500,232
59,160	Tenable Holdings, Inc.*	2,660,425
71,100	Verint Systems, Inc.*	2,152,908
34,160	Workiva, Inc.*	2,691,808

		58,928,944

Specialized REITs – 0.5%
92,400	Four Corners Property Trust, Inc.	2,166,780
70,600	Rayonier, Inc.	2,093,996

		4,260,776

Specialty Retail – 1.0%
32,889	Caleres, Inc.	1,211,302
5,171	Group 1 Automotive, Inc.	1,520,377
3,900	Murphy USA, Inc.	1,613,898
138,802	Revolve Group, Inc.*	2,763,548
15,900	Signet Jewelers Ltd.	1,558,677

		8,667,802

Technology Hardware, Storage & Peripherals* – 0.3%
2,697	Super Micro Computer, Inc.	2,316,184

Textiles, Apparel & Luxury Goods – 0.7%
17,300	Columbia Sportswear Co.	1,377,599
26,875	Kontoor Brands, Inc.	1,667,863
9,700	Oxford Industries, Inc.	1,045,466
50,664	Steven Madden Ltd.	2,047,332

		6,138,260

Tobacco – 0.3%
22,174	Universal Corp.	1,140,409
93,807	Vector Group Ltd.	970,902

		2,111,311

Trading Companies & Distributors – 0.9%
32,723	Beacon Roofing Supply, Inc.*	3,224,197
66,403	DNOW, Inc.*	936,947
15,000	McGrath RentCorp	1,599,900
10,773	SiteOne Landscape Supply, Inc.*	1,690,176

		7,451,220

Wireless Telecommunication Services*(a) – 0.0%
29,864	GCI Liberty, Inc.	—

TOTAL COMMON STOCKS (Cost $737,375,364)		$813,885,196

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – 0.1%

7,000	iShares Russell 2000 Value ETF	$1,043,280
(Cost $1,075,867)

Shares	Dividend Rate	Value

Investment Company(b) – 4.0%

Goldman Sachs Financial Square Government Fund — Institutional Shares
33,679,160	5.223%	$33,679,160
(Cost $33,679,160)

TOTAL INVESTMENTS – 100.4% (Cost $772,130,391)		$848,607,636

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(3,040,753)

NET ASSETS – 100.0%		$845,566,883

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

16	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,135,496,036 and $738,451,231, respectively)	$1,418,710,774	$814,928,476

Investments in affiliated issuers, at value (cost $33,345,532 and $33,679,160, respectively)	33,345,532	33,679,160

Cash	677,707	738,961

Foreign currencies, at value (cost $1,176,288 and $0, respectively)	1,174,336	—

Receivables:

Dividends	5,024,028	300,116

Foreign tax reclaims	4,347,752	—

Investments sold	3,096,552	2,973,328

Fund shares sold	239,900	270,900

Other assets	30,892	36,560

Total assets	1,466,647,473	852,927,501

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	116	—

Payables:

Investments purchased	1,888,329	4,458,076

Management fees	505,805	408,728

Fund shares redeemed	481,880	1,975,900

Investments purchased on an extended-settlement basis	364,044	—

Transfer agency fees	24,511	14,373

Accrued expenses	889,754	503,541

Total liabilities	4,154,439	7,360,618

Net Assets:

Paid-in capital	1,148,216,901	763,962,407

Total distributable earnings	314,276,133	81,604,476

NET ASSETS	$1,462,493,034	$845,566,883

Shares Outstanding $0.001 par value (unlimited shares authorized):	101,974,514	62,862,315

Net asset value, offering and redemption price per share:	$14.34	$13.45

The accompanying notes are an integral part of these financial statements.	17

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations For the Six Months Ended April 30, 2024 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $894,811 and $9,753, respectively)	$16,408,253	$4,308,361

Dividends — affiliated issuers	981,175	1,009,883

Total investment income	17,389,428	5,318,244

Expenses:

Management fees	4,244,291	3,157,641

Custody, accounting and administrative services	402,965	278,063

Transfer Agency fees	141,476	84,204

Professional fees	112,231	82,716

Registration fees	25,753	37,787

Trustee fees	21,633	19,726

Printing and mailing costs	7,937	6,960

Other	26,516	18,345

Total expenses	4,982,802	3,685,442

Less — expense reductions	(1,313,392)	(758,658)

Net expenses	3,669,410	2,926,784

NET INVESTMENT INCOME	13,720,018	2,391,460

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $6,859 and $20,982, respectively)	58,486,763	26,468,253

Forward foreign currency exchange contracts	11,253	—

Foreign currency transactions	(125,795)	(92)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $(36,388) and $0, respectively)	136,471,243	94,098,526

Forward foreign currency exchange contracts	(116)	—

Foreign currency translation	(27,269)	—

Net realized and unrealized gain	194,816,079	120,566,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,536,097	$122,958,147

18	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 13,720,018	$ 21,687,381	$ 2,391,460	$ 4,265,931

Net realized gain	58,372,221	14,300,109	26,468,161	9,768,523

Net change in unrealized gain (loss)	136,443,858	139,803,878	94,098,526	(53,130,896)

Net increase (decrease) in net assets resulting from operations	208,536,097	175,791,368	122,958,147	(39,096,442)

Distributions to shareholders:

From distributable earnings	(22,657,088)	(16,119,210)	(5,116,836)	(3,365,968)

From share transactions:

Proceeds from sales of shares	149,416,310	143,090,181	75,490,070	139,489,002

Reinvestment of distributions	22,657,088	16,119,210	5,116,836	3,365,968

Cost of shares redeemed	(116,510,707)	(256,849,962)	(74,495,983)	(59,610,549)

Net increase (decrease) in net assets resulting from share transactions	55,562,691	(97,640,571)	6,110,923	83,244,421

TOTAL INCREASE	241,441,700	62,031,587	123,952,234	40,782,011

Net assets:

Beginning of period	1,221,051,334	1,159,019,747	721,614,649	680,832,638

End of period	$1,462,493,034	$1,221,051,334	$845,566,883	$721,614,649

The accompanying notes are an integral part of these financial statements.	19

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager International Equity Fund

	Class P Shares

	Six Months Ended April 30, 2024 (Unaudited)
			Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.45		$10.94	$15.42	$11.16	$11.70	$ 10.80

Net investment income(a)	0.14		0.22 (b)	0.19	0.22	0.16	0.28

Net realized and unrealized gain (loss)	1.98		1.45	(3.52)	4.17	(0.40)	1.03

Total from investment operations	2.12		1.67	(3.33)	4.39	(0.24)	1.31

Distributions to shareholders from net investment income	(0.23)		(0.16)	(0.23)	(0.13)	(0.28)	(0.16)

Distributions to shareholders from net realized gains	—		—	(0.92)	—	(0.02)	(0.25)

Total distributions	(0.23)		(0.16)	(1.15)	(0.13)	(0.30)	(0.41)

Net asset value, end of period	$14.34		$12.45	$10.94	$15.42	$11.16	$ 11.70

Total return(c)	17.07%		15.32%	(23.15)%	39.46%	(2.28)%	12.78%

Net assets, end of period (in 000s)	$1,462,493		$1,221,051	$1,159,020	$1,373,200	$886,359	$823,204

Ratio of net expenses to average net assets	0.52	%(d)	0.54%	0.56%	0.56%	0.57%	0.56%

Ratio of total expenses to average net assets	0.70	%(d)	0.71%	0.73%	0.72%	0.74%	0.76%

Ratio of net investment income to average net assets	1.94	%(d)	1.70%	1.50%	1.50%	1.39%	2.51%

Portfolio turnover rate(e)	54%		35%	39%	61%	52%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund

	Class P Shares

	Six Months Ended April 30, 2024 (Unaudited)
			Year Ended October 31,
			2023	2022	2021		2020	2019

Per Share Data

Net asset value, beginning of period	$11.56		$12.23	$17.45	$12.14		$13.31	$ 12.40

Net investment income(a)	0.04		0.07	0.05	0.03	(b)	0.05	0.08

Net realized and unrealized gain (loss)	1.93		(0.68)	(2.47)	5.31		(0.79)	1.17

Total from investment operations	1.97		(0.61)	(2.42)	5.34		(0.74)	1.25

Distributions to shareholders from net investment income	(0.08)		(0.06)	(0.03)	(0.03)		(0.08)	(0.04)

Distributions to shareholders from net realized gains	—		—	(2.77)	—		(0.35)	(0.30)

Total distributions	(0.08)		(0.06)	(2.80)	(0.03)		(0.43)	(0.34)

Net asset value, end of period	$13.45		$11.56	$12.23	$17.45		$12.14	$ 13.31

Total return(c)	17.07%		(5.00)%	(15.77)%	44.07%		(5.88)%	10.56%

Net assets, end of period (in 000s)	$845,567		$721,615	$680,833	$647,500		$441,314	$377,898

Ratio of net expenses to average net assets	0.70	%(d)	0.71%	0.73%	0.75%		0.77%	0.79%

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.90%	0.92%		0.95%	0.96%

Ratio of net investment income to average net assets	0.57	%(d)	0.58%	0.35%	0.17	%(b)	0.44%	0.62%

Portfolio turnover rate(e)	32%		62%	57%	105%		85%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager International Equity	Class P	Diversified

Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2024, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC, Victory Capital Management, Inc., and Westfield Capital Management Company, L.P., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

22

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day

23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

24

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$41,427,078	$224,644,374	$—

Europe	78,558,338	942,500,675	—

North America	120,911,145	—	—

South America	10,669,164	—	—

Investment Company	33,345,532	—	—

Total	$284,911,257	$1,167,145,049	$—

Derivative Type

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(116)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$10,108,071	$—	$—

Europe	33,164,838	—	—

North America	770,612,287	—	—

Exchange Traded Funds	1,043,280	—	—

Investment Company	33,679,160	—	—

Total	$848,607,636	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Multi-Manager International Equity Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	—	$—	Payable for unrealized loss on forward foreign currency exchange contracts	$(116)

The following table sets forth, by certain risk types, the Multi-Manager International Equity Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity

Risk	Statements of Operations	Net Realized Gain	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$11,253	$(116)

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ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

Notional Amounts(a)

Fund	Forward Contracts

Multi-Manager International Equity	$500,722

(a)

Amounts disclosed represent notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives for the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Management Rate	Effective Net Management Rate#*

Multi-Manager International Equity	0.60%	0.42%

Multi-Manager U.S. Small Cap Equity	0.75	0.57

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2025, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2024, the management fees waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Multi-Manager International Equity	$30,670

Multi-Manager U.S. Small Cap Equity	30,910

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition,

27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers, were as follows:

Fund	Management Fee Waiver	Total Expense Reductions

Multi-Manager International Equity	$1,313,392	$1,313,392

Multi-Manager U.S. Small Cap Equity	758,658	758,658

D. Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

E. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs earned $1,437 and $2,218 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2024:

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Multi-Manager International Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	$40,942,755	$504,316,142	$(511,913,365)	$33,345,532	33,345,532	$981,175

Multi-Manager U.S. Small Cap Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	36,290,923	253,288,280	(255,900,043)	33,679,160	33,679,160	1,009,883

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ACTIVE EQUITY MULTI-MANAGER FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Multi-Manager International Equity	$805,861,573	$751,442,476

Multi-Manager U.S. Small Cap Equity	276,615,482	262,762,669

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2023, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Capital loss carryforwards:

Perpetual Short-Term	$—	$(11,565,678)

Perpetual Long-Term	(1,869,895)	—

Total capital loss carryforwards	(1,869,895)	(11,565,678)

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Tax Cost	$1,206,208,859	$782,745,220

Gross unrealized gain	313,689,201	122,827,327

Gross unrealized loss	(67,841,754)	(56,964,911)

Net unrealized gain	$245,847,447	$65,862,416

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. OTHER RISKS (continued)

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. OTHER RISKS (continued)

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	10,435,101	$149,416,310	10,853,620	$143,090,181

Reinvestment of distributions	1,650,188	22,657,088	1,364,878	16,119,210

Shares redeemed	(8,154,362)	(116,510,707)	(20,159,485)	(256,849,962)

NET INCREASE (DECREASE)	3,930,927	$55,562,691	(7,940,987)	$(97,640,571)

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ACTIVE EQUITY MULTI-MANAGER FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager U.S. Small Cap Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	5,531,703	$75,490,070	11,178,433	$139,489,002

Reinvestment of distributions	383,571	5,116,836	284,048	3,365,968

Shares redeemed	(5,451,774)	(74,495,983)	(4,731,818)	(59,610,549)

NET INCREASE	463,500	$6,110,923	6,730,663	$83,244,421

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Small Cap Equity Fund

Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*
Class P
Actual	$1,000.00	$1,170.70		$2.80	$1,000.00	$1,170.70		$3.75
Hypothetical 5% return	1,000.00	1,022.30	+	2.61	1,000.00	1,021.40	+	3.49

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P

Multi-Manager International Equity	0.52%
Multi-Manager U.S. Small Cap Equity	0.70

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Voting Results of Annual Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth were elected to the Trust’s Board of Trustees. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Gregory G. Weaver	1,292,078,725	63,531,552

Dwight L. Bush	1,339,529,258	16,081,019

Kathryn A. Cassidy	1,340,407,606	15,202,670

John G. Chou	1,351,547,930	4,062,346

Joaquin Delgado	1,340,312,893	15,297,383

Eileen H. Dowling	1,351,944,019	3,666,258

Paul C. Wirth	1,350,994,736	4,615,540

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550. Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Fund holdings and allocations shown are as of April 30, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund’s and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). © 2024 Goldman Sachs. All rights reserved. 374625-OTU-2051997 MMGRFDSSAR-24

Goldman Sachs Funds

Semi-Annual Report April 30, 2024
Goldman Sachs GQG Partners
International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs GQG Partners International Opportunities Fund

The following are highlights both of key factors affecting the international and emerging markets equity markets and of any key changes made to the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) during the six months ended April 30, 2024 (the “Reporting Period”). Attribution highlights are provided if the Fund materially outperformed or underperformed its benchmark index during the Reporting Period. A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to Fund shareholders, per new Securities and Exchange Commission (“SEC”) requirements with a compliance date of July 24, 2024.

Market and Economic Review

International Equities

∎	International (or non-U.S. developed markets) equity markets recorded double-digit positive returns during the Reporting Period and outperformed emerging markets equities.

∎	As the Reporting Period began in November 2023, international equities performed strongly, as waning inflation numbers globally indicated towards a peaking of central bank tightening cycles.

∎

International equities continued to perform well in December 2023, with the late-year rally fueled by expectations of interest rate cuts in 2024 amid falling inflation numbers and the fizzling out of the “higher for longer” narrative.

∎

International equities posted solid positive returns for the first quarter of 2024. While continuing to temper interest rate cut expectations, markets welcomed positive readouts both from corporate earnings reports and macroeconomic indicators.

∎

European equities gained, with economically-sensitive sectors, such as industrials and consumer discretionary, leading the advance, as Europe demonstrated economic resilience and an improving outlook. Its Purchasing Manager’s Index (“PMI”) rose to 49.9 in March, approaching expansionary territory. On the other hand, interest rate-sensitive sectors, such as real estate and utilities, suffered from the European Central Bank’s (“ECB”) cautionary guidance, which diminished expectations of imminent interest rate cuts. However, inflation continued to approach the ECB’s 2% target, cooling to 2.6% in February.

∎

Similarly, in the U.K., inflation fell to 3.4% in February, its lowest level since September 2021. Nonetheless, the U.K. equity market lagged those of other developed markets, though remaining in positive territory. The U.K. market was challenged somewhat by underwhelming corporate earnings as well as by poor economic data signaling that the U.K. had entered a technical recession in the fourth quarter of 2023. (A technical recession is two successive quarters of negative economic growth.)

∎

Japanese equity markets carried their strong 2023 momentum into the first months of 2024. Japan may have reached an inflection point in its economic cycle with the return of inflation and wage growth, a positive development, particularly for foreign investors who have seen Japan as an opportunity to rotate out of China. The Bank of Japan (“BoJ”) put an end to its negative interest rate policy, in place for eight years. Inflation as well as a weaker yen were tailwinds for Japanese corporate earnings, which, in turn, surprised to the upside.

∎	Despite positive macroeconomic indicators, particularly in Europe, international developed markets fell in April 2024 as expectations of interest rate cuts meaningfully diminished.

∎

European equities’ decline was largely attributable to the return of the “higher for longer” narrative. However, the region’s inflation reading was widely expected to be 2.4% in April, remaining stable relative to March and thus fueling expectations that the first ECB interest rate cut may come in June 2024. Moreover, the region’s first quarter Gross Domestic Product expanded by 0.3% quarter-over-quarter and its PMI reached an 11-month high at 51.4, entering expansionary territory.

∎

The U.K. equity market was the best performing major region in April, posting a positive total return. U.K. equity market performance was also buoyed by sterling weakness and a recovery in commodity prices.

∎

The Japanese equity market declined in April. After an especially strong first quarter of 2024, the Japanese equity market saw some correction in April. This was most prevalent in the form of profit taking from large-cap and semiconductor stocks. Also, after putting an end to its negative rate policy in the first calendar quarter, the BoJ did not take any further action during its April meeting. Despite positive wage growth, there were concerns that imported inflation due to the interest rate differential between Japan and other developed markets may weaken domestic consumption.

1

MARKET REVIEW

Emerging Markets Equities

∎	Emerging markets equities posted double-digit positive returns but lagged international equity markets during the Reporting Period.

∎	As the Reporting Period began in November 2023, emerging markets equities generated gains, supported by the view that developed markets’ interest rates had reached their peak.

∎

In December 2023, emerging markets equities rose, proving to be beneficiaries of the widening view that U.S. interest rates were likely to fall more quickly than previously anticipated. A series of lower than consensus expected inflation reports in Europe and the U.S. were key drivers of such rate expectations. Adding to positive sentiment for emerging markets equities were high consensus earnings growth forecasts for emerging markets for 2024 and 2025.

∎

Emerging markets equities gained modestly for the first quarter of 2024 overall, falling in January but then posting positive returns in February and March, buoyed by global macroeconomic data that showed encouraging signs.

∎

China’s equity market stabilized somewhat, as the National Peoples’ Congress announced positive fiscal and monetary support and travel data around the Lunar New Year demonstrated encouraging activity levels in line with pre-pandemic totals.

∎

India maintained strong positive returns from 2023 into 2024, as both domestic and foreign investor flows boosted its equity market and as investors continued to see value in the country’s long-term, domestically-driven growth story.

∎

Latin American equity markets saw divergent fortunes. Brazil significantly underperformed emerging markets equities broadly, as larger stocks disappointed on poor dividend payouts and on poor performance of commodity-related stocks. On the other hand, Mexico performed well, as the supply-chain diversification trend attracted investment.

∎

Taiwan and South Korea posted strong returns toward the end of the quarter, as semiconductor prices showed signs of recovery from the post-pandemic slump and as the improving forecast for chip demand, in part driven by artificial intelligence (“AI”)-related products, boosted earnings forecasts.

∎

Egypt saw the greatest weakness, as the International Monetary Fund announced it would tie payments of an $8 billion financial program to improvements in currency access. This led to a sharp decline in the local currency, which contributed to poor performance of its equity market.

∎	The emerging markets equity market was modestly positive in April 2024.

∎	The Asian region generally performed best, mainly driven by China, while Latin America continued to be the weakest region, with major markets, such as Brazil and Mexico, posting declines.

∎

Overall, emerging markets’ currencies struggled as U.S. interest rate views changed rapidly during the month. In turn, rate cut hopes in the emerging markets were also pushed back, with some countries, such as Indonesia, hiking interest rates to defend their currencies.

∎

The main driver of returns was improvement in risk appetite for China, as indicated by positive flows into the Chinese equity market from both domestic and foreign investors. These flows were likely driven by attractive valuations in the context of earnings forecasts and historical averages; better than expected economic activity data; and supportive policy measures in financial markets and the real estate sector. India also had a strong month.

∎

In Taiwan, the key theme for April continued to be the AI supply chain. Strong AI-driven demand was positive but a slower recovery in semiconductor demand outside of AI meant the overall Taiwan market consolidated for the month following a strong rally in the first quarter of 2024. Separately, South Korea’s equity market meaningfully corrected.

Fund Changes and Highlights

∎	The Fund generated strongly positive double-digit absolute returns during the Reporting Period and outperformed its benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”).

∎	The Fund’s relative outperformance was largely the result of asset allocation decisions, particularly an overweighted position versus the Index in the information technology sector.

∎

In terms of stock selection, investments in the information technology and utilities sectors added to relative performance, but these positive results were partly offset by selection within the energy and materials sectors, which detracted.

2

MARKET REVIEW

∎

Among individual holdings, a position in U.S. semiconductor company NVIDIA added most to the Fund’s relative performance. Conversely, an investment in Canadian e-commerce company Shopify hurt relative returns the most.

∎

From a regional perspective, the Fund benefited from its overweights compared to the Index in the emerging markets and in North America, particularly the U.S. This was partially offset by an underweight position and poor stock selection in Japan, which detracted from relative performance.

∎

Effective January 24, 2024, Siddharth Jain became deputy portfolio manager for the Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy continued to serve as portfolio managers for the Fund. Rajiv Jain, Chairman and Chief Investment Officer of GQG Partners, has managed the Fund since December 2016. Brian Kersmanc, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since September 2019. Sudarshan Murthy, CFA, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since July 2022.

3

FUND BASICS

Goldman Sachs GQG Partners International Opportunities Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]

Class A	27.68%	17.69%

Class C	27.17	17.69

Institutional	27.89	17.69

Investor	27.84	17.69

Class R6	27.93	17.69

Class R	27.54	17.69

Class P	27.87	17.69

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI ACWI ex USA Index (Net, unhedged) is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24±

Holding	% of Net Assets	Line of Business

Novo Nordisk AS	7.4%	Pharmaceuticals
AstraZeneca PLC	4.9	Pharmaceuticals
Petroleo Brasileiro SA	4.7	Oil, Gas & Consumable Fuels
TotalEnergies SE	4.7	Oil, Gas & Consumable Fuels
ASML Holding NV	4.6	Semiconductors & Semiconductor Equipment
Glencore PLC	2.8	Metals & Mining
NVIDIA Corp.	2.7	Semiconductors & Semiconductor Equipment
SAP SE	2.5	Software
Airbus SE	2.2	Aerospace & Defense
Adani Power Ltd.	2.3	Independent Power and Renewable Electricity Producers

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of April 30, 2024

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 91.9%

Australia – 0.8%
17,393,939	Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	$86,038,874
4,421,513	WiseTech Global Ltd. (Software)	260,482,546

		346,521,420

Brazil – 2.3%
58,990,380	Petroleo Brasileiro SA (Oil,
	Gas & Consumable Fuels)	1,001,066,749

Canada – 3.7%
7,633,676	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	578,465,899
153,037	Constellation Software, Inc. (Software)	394,004,270
17,073,269	Enbridge, Inc.(a) (Oil, Gas & Consumable Fuels)	607,079,881

		1,579,550,050

China – 3.4%
29,712,600	Meituan Class B*(b) (Hotels, Restaurants & Leisure)	405,711,539
3,463,329	PDD Holdings, Inc.* (Broadline Retail)	433,539,524
14,348,300	Tencent Holdings Ltd. (Interactive Media & Services)	629,649,068

		1,468,900,131

Denmark – 7.4%
24,600,747	Novo Nordisk AS Class B (Pharmaceuticals)	3,154,853,775

France – 8.0%
5,603,043	BNP Paribas SA (Banks)	403,205,404
965,673	L’Oreal SA (Personal Products)	452,758,826
1,887,516	Publicis Groupe SA (Media)	208,281,318
1,961,995	Thales SA (Aerospace & Defense)	329,747,397
27,476,593	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,994,766,531

		3,388,759,476

Germany – 4.0%
3,892,933	BASF SE (Chemicals)	203,976,264
15,043,771	Commerzbank AG (Banks)	223,582,632
11,463,606	Deutsche Bank AG (Capital Markets)	183,102,610
5,940,221	SAP SE (Software)	1,072,608,725

		1,683,270,231

Hong Kong – 0.3%
18,389,400	AIA Group Ltd. (Insurance)	134,690,454

India – 16.3%
30,201,059	Adani Energy Solutions Ltd.* (Electric Utilities)	385,855,788

Shares	Description	Value

Common Stocks (continued)

India (continued)
22,064,491	Adani Enterprises Ltd. (Trading Companies & Distributors)	$806,240,828
40,526,616	Adani Green Energy Ltd.* (Independent Power and Renewable Electricity Producers)	870,861,681
57,364,973	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	908,777,732
130,913,093	Adani Power Ltd.* (Independent Power and Renewable Electricity Producers)	957,605,668
18,202,353	Bharti Airtel Ltd. (Wireless Telecommunication Services)	288,119,171
202,445,401	GMR Airports Infrastructure Ltd.* (Transportation Infrastructure)	205,905,027
35,351,513	ICICI Bank Ltd. (Banks)	879,286,139
132,589,849	IDFC First Bank Ltd.* (Banks)	130,129,016
134,459,783	ITC Ltd. (Tobacco)	701,104,897
27,960,948	JSW Energy Ltd. (Independent Power and Renewable Electricity Producers)	210,884,195
59,034,410	State Bank of India (Banks)	583,139,170

		6,927,909,312

Indonesia – 0.9%
608,808,898	Bank Central Asia Tbk. PT (Banks)	366,067,198

Italy – 1.9%
63,973,422	Enel SpA (Electric Utilities)	420,461,544
10,054,597	UniCredit SpA(a) (Banks)	369,047,611

		789,509,155

Japan – 0.7%
6,297,500	SoftBank Group Corp. (Wireless Telecommunication Services)	309,714,814

Netherlands – 7.7%
5,850,271	Airbus SE (Aerospace & Defense)	962,707,326
2,228,161	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,942,014,378
1,662,581	Heineken NV (Beverages)	161,801,812
12,976,666	ING Groep NV (Banks)	205,164,536

		3,271,688,052

Russia(c) – 0.0%
48,039,056	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks (continued)

Russia(c) (continued)
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	$—

		—

Spain – 2.4%
73,323,764	Banco Bilbao Vizcaya Argentaria SA (Banks)	792,921,209
46,635,265	CaixaBank SA (Banks)	245,933,709

		1,038,854,918

Switzerland – 4.8%
203,956,746	Glencore PLC (Metals & Mining)	1,186,734,629
8,660,700	Novartis AG (Pharmaceuticals)	840,585,684

		2,027,320,313

Taiwan – 2.2%
39,381,043	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	942,930,021

United Arab Emirates* – 1.0%
3,900,915	International Holding Co. PJSC (Industrial Conglomerates)	424,301,109

United Kingdom – 9.5%
13,878,554	AstraZeneca PLC (Pharmaceuticals)	2,099,115,546
51,580,565	HSBC Holdings PLC (Banks)	447,097,799
1,840,416	London Stock Exchange Group PLC (Capital Markets)	202,887,602
120,282,101	Rolls-Royce Holdings PLC* (Aerospace & Defense)	616,809,490
18,848,453	Shell PLC (Oil, Gas & Consumable Fuels)	673,526,763

		4,039,437,200

United States – 14.6%
1,042,060	Alphabet, Inc. Class C* (Interactive Media & Services)	171,564,758
965,512	Alphabet, Inc. Class A* (Interactive Media & Services)	157,166,043
336,891	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	438,049,261
1,966,685	Meta Platforms, Inc. Class A (Interactive Media & Services)	846,008,887
8,383,277	Mondelez International, Inc. Class A (Food Products)	603,092,947
7,722,718	Nestle SA (Food Products)	775,362,105
1,303,994	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,126,676,895
9,181,545	Philip Morris International, Inc. (Tobacco)	871,695,882

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,160,492	Procter & Gamble Co. (Household Products)	$678,992,295
879,924	Roche Holding AG (Pharmaceuticals)	210,842,281
14,040,802	Stellantis NV (Automobiles)	310,673,754

		6,190,125,108

TOTAL COMMON STOCKS (Cost $30,787,213,587)		$39,085,469,486

Shares	Dividend Rate	Value

Preferred Stocks – 3.7%

Brazil – 3.7%
Itau Unibanco Holding SA (Banks)
96,874,756	7.531%	$585,061,886

Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
124,012,163	8.432	1,003,541,788

TOTAL PREFERRED STOCKS (Cost $1,139,113,285)		$1,588,603,674

Investment Company(d) – 5.2%

Goldman Sachs Financial Square Government Fund — Institutional Shares
2,213,153,195	5.223%	$2,213,153,195

(Cost $2,213,153,195)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
36,320,241	5.223%	$36,320,241

(Cost $36,320,241)

TOTAL INVESTMENTS – 100.9% (Cost $34,175,800,308)		$42,923,546,596

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(402,681,262)

NET ASSETS – 100.0%		$42,520,865,334

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF APRIL 30, 2024

Sector	% of Total Market Value

Health Care	14.7%

Information Technology	14.4

Energy	13.9

Financials	13.4

Industrials	9.9

Consumer Staples	9.9

Utilities	6.6

Communication Services	6.1

Investment Company	5.2

Materials	3.2

Consumer Discretionary	2.7

100.0%

Investment Abbreviations:

PLC —Public Limited Company

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities April 30, 2024 (Unaudited)

Assets:

Investments in unaffiliated issuers, at value (cost $31,926,326,872)(a)	$40,674,073,160
Investments in affiliated issuers, at value (cost $2,213,153,195)	2,213,153,195
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	36,320,241
Cash	45,017,426
Foreign currencies, at value (cost $25,064,173)	25,019,060
Receivables:
Investments sold on an extended-settlement basis	166,276,004
Investments sold	136,560,637
Dividends	111,417,789
Fund shares sold	78,383,062
Foreign tax reclaims	35,897,751
Reimbursement from investment adviser	345,717
Securities lending income	322,061
Other assets	808,013

Total assets	43,523,594,116

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	457,601,286
Investments purchased	439,620,620
Payable upon return of securities loaned	36,320,241
Fund shares redeemed	35,049,403
Management fees	24,385,952
Distribution and Service fees and Transfer Agency fees	2,389,745
Accrued expenses	7,361,535

Total liabilities	1,002,728,782

Net Assets:
Paid-in capital	33,112,612,322
Total distributable earnings	9,408,253,012

NET ASSETS	$42,520,865,334
Net Assets:
Class A	$592,303,192
Class C	128,908,052
Institutional	26,819,962,015
Investor	8,882,316,248
Class R6	2,352,819,730
Class R	5,225,865
Class P	3,739,330,232
Total Net Assets	$42,520,865,334
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	27,029,468
Class C	6,064,760
Institutional	1,214,259,978
Investor	403,744,053
Class R6	106,560,393
Class R	242,092
Class P	169,393,385
Net asset value, offering and redemption price per share:(b)
Class A	$21.91
Class C	21.26
Institutional	22.09
Investor	22.00
Class R6	22.08
Class R	21.59
Class P	22.07

(a)	Includes loaned securities having market value of $34,118,656.
(b)

Maximum public offering price per share for Class A Shares is $23.19. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations For the Six Months Ended April 30, 2024 (Unaudited)

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $49,766,818)	$487,152,370

Dividends — affiliated issuers	26,674,819

Securities lending income, net of rebates received or paid to borrowers	2,285,596

Interest	55,682

Total investment income	516,168,467

Expenses:

Management fees	130,726,193

Transfer Agency fees(a)	11,708,993

Custody, accounting and administrative services	2,795,972

Distribution and Service (12b-1) fees(a)	1,063,526

Printing and mailing costs	936,735

Registration fees	476,281

Professional fees	145,043

Service fees — Class C	142,319

Trustee fees	128,092

Other	10,343

Total expenses	148,133,497

Less — expense reductions	(3,171,886)

Net expenses	144,961,611

NET INVESTMENT INCOME	371,206,856

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	2,035,004,549

Foreign currency transactions	(8,025,323)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	6,062,957,183

Foreign currency translation	(99,518)

Net realized and unrealized gain	8,089,836,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,461,043,747

(a) Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Goldman Sachs GQG Partners International Opportunities Fund	$625,160	$426,956	$11,410	$375,096	$85,391	$4,636,211	$5,810,901	$304,035	$3,423	$493,936

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	Goldman Sachs GQG Partners International Opportunities Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$371,206,856	$ 956,592,730

Net realized gain (loss)	2,026,979,226	(597,557,706)

Net change in unrealized gain	6,062,857,665	2,834,177,527

Net increase in net assets resulting from operations	8,461,043,747	3,193,212,551

Distributions to shareholders:

From distributable earnings:

Class A Shares	(9,160,064)	(17,547,803)

Class C Shares	(1,553,079)	(3,133,597)

Institutional Shares	(500,086,208)	(728,324,807)

Investor Shares	(161,590,923)	(226,000,395)

Class R6 Shares	(44,181,574)	(49,848,199)

Class R Shares	(80,187)	(62,600)

Class P Shares	(72,034,034)	(103,698,041)

Total distributions to shareholders	(788,686,069)	(1,128,615,442)

From share transactions:

Proceeds from sales of shares	8,578,990,883	11,522,771,367

Reinvestment of distributions	690,217,338	964,823,979

Cost of shares redeemed	(3,834,874,274)	(7,377,067,709)

Net increase in net assets resulting from share transactions	5,434,333,947	5,110,527,637

TOTAL INCREASE	13,106,691,625	7,175,124,746

Net assets:

Beginning of period	29,414,173,709	22,239,048,963

End of period	$42,520,865,334	$29,414,173,709

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.52		$16.07	$20.36	$16.44	$14.78	$12.32

Net investment income(a)	0.17		0.57	0.75	0.28	0.04	0.10

Net realized and unrealized gain (loss)	4.62		1.62	(4.67)	3.64	1.68	2.38

Total from investment operations	4.79		2.19	(3.92)	3.92	1.72	2.48

Distributions to shareholders from net investment income	(0.40)		(0.74)	(0.37)	—	(0.06)	(0.02)

Net asset value, end of period	$21.91		$17.52	$16.07	$20.36	$16.44	$14.78

Total return(b)	27.68%		13.91%	(19.55)%	23.84%	11.66%	20.19%

Net assets, end of period (in 000s)	$592,303		$401,254	$417,464	$479,794	$252,603	$89,592

Ratio of net expenses to average net assets	1.12	%(c)	1.13%	1.14%	1.15%	1.17%	1.23%

Ratio of total expenses to average net assets	1.13	%(c)	1.16%	1.17%	1.19%	1.20%	1.29%

Ratio of net investment income to average net assets	1.70	%(c)	3.26%	4.17%	1.47%	0.23%	0.71%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$16.96		$15.58	$19.76	$16.08	$14.50	$12.16

Net investment income (loss)(a)	0.09		0.42	0.59	0.13	(0.08)	— (b)

Net realized and unrealized gain (loss)	4.49		1.58	(4.53)	3.55	1.66	2.34

Total from investment operations	4.58		2.00	(3.94)	3.68	1.58	2.34

Distributions to shareholders from net investment income	(0.28)		(0.62)	(0.24)	—	—	—

Net asset value, end of period	$21.26		$16.96	$15.58	$19.76	$16.08	$14.50

Total return(c)	27.17%		13.06%	(20.12)%	22.82%	10.87%	19.24%

Net assets, end of period (in 000s)	$128,908		$93,751	$78,662	$97,057	$61,784	$32,620

Ratio of net expenses to average net assets	1.87	%(d)	1.88%	1.89%	1.90%	1.92%	1.98%

Ratio of total expenses to average net assets	1.88	%(d)	1.91%	1.92%	1.94%	1.95%	2.04%

Ratio of net investment income (loss) to average net assets	0.92	%(d)	2.48%	3.36%	0.69%	(0.51)%	(0.02)%

Portfolio turnover rate(e)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.69		$16.23	$20.55	$16.56	$14.87	$12.39

Net investment income(a)	0.21		0.63	0.82	0.35	0.09	0.15

Net realized and unrealized gain (loss)	4.66		1.64	(4.70)	3.67	1.70	2.39

Total from investment operations	4.87		2.27	(3.88)	4.02	1.79	2.54

Distributions to shareholders from net investment income	(0.47)		(0.81)	(0.44)	(0.03)	(0.10)	(0.06)

Net asset value, end of period	$22.09		$17.69	$16.23	$20.55	$16.56	$14.87

Total return(b)	27.89%		14.34%	(19.23)%	24.31%	12.06%	20.65%

Net assets, end of period (in 000s)	$26,819,962		$18,487,029	$14,193,048	$14,481,792	$8,683,860	$1,996,934

Ratio of net expenses to average net assets	0.76	%(c)	0.77%	0.76%	0.77%	0.79%	0.84%

Ratio of total expenses to average net assets	0.77	%(c)	0.79%	0.79%	0.81%	0.82%	0.90%

Ratio of net investment income to average net assets	2.04	%(c)	3.58%	4.54%	1.83%	0.55%	1.10%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.61		$16.16	$20.47	$16.51	$14.82	$12.36

Net investment income(a)	0.20		0.61	0.80	0.33	0.08	0.15

Net realized and unrealized gain (loss)	4.64		1.63	(4.69)	3.64	1.70	2.36

Total from investment operations	4.84		2.24	(3.89)	3.97	1.78	2.51

Distributions to shareholders from net investment income	(0.45)		(0.79)	(0.42)	(0.01)	(0.09)	(0.05)

Net asset value, end of period	$22.00		$17.61	$16.16	$20.47	$16.51	$14.82

Total return(b)	27.84%		14.21%	(19.35)%	24.09%	12.00%	20.42%

Net assets, end of period (in 000s)	$8,882,316		$6,227,601	$4,425,913	$4,169,364	$2,488,875	$1,098,284

Ratio of net expenses to average net assets	0.87	%(c)	0.88%	0.89%	0.90%	0.92%	0.98%

Ratio of total expenses to average net assets	0.88	%(c)	0.91%	0.92%	0.94%	0.95%	1.04%

Ratio of net investment income to average net assets	1.93	%(c)	3.45%	4.42%	1.70%	0.48%	1.09%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.68		$16.23	$20.55	$16.56	$14.87	$12.39

Net investment income(a)	0.21		0.62	0.83	0.38	0.07	0.05

Net realized and unrealized gain (loss)	4.66		1.65	(4.71)	3.64	1.72	2.50

Total from investment operations	4.87		2.27	(3.88)	4.02	1.79	2.55

Distributions to shareholders from net investment income	(0.47)		(0.82)	(0.44)	(0.03)	(0.10)	(0.07)

Net asset value, end of period	$22.08		$17.68	$16.23	$20.55	$16.56	$14.87

Total return(b)	27.93%		14.31%	(19.17)%	24.27%	12.09%	20.68%

Net assets, end of period (in 000s)	$2,352,820		$1,565,411	$1,023,099	$757,796	$391,507	$34,263

Ratio of net expenses to average net assets	0.74	%(c)	0.75%	0.74%	0.75%	0.77%	0.81%

Ratio of total expenses to average net assets	0.76	%(c)	0.78%	0.78%	0.80%	0.81%	0.92%

Ratio of net investment income to average net assets	2.06	%(c)	3.48%	4.63%	1.97%	0.42%	0.34%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.27		$15.88	$20.11	$16.28	$14.69	$12.26

Net investment income(a)	0.15		0.48	0.69	0.22	0.01	0.01

Net realized and unrealized gain (loss)	4.55		1.64	(4.61)	3.61	1.65	2.43

Total from investment operations	4.70		2.12	(3.92)	3.83	1.66	2.44

Distributions to shareholders from net investment income	(0.38)		(0.73)	(0.31)	—	(0.07)	(0.01)

Net asset value, end of period	$21.59		$17.27	$15.88	$20.11	$16.28	$14.69

Total return(b)	27.54%		13.63%	(19.73)%	23.53%	11.32%	19.91%

Net assets, end of period (in 000s)	$5,226		$3,570	$1,215	$1,095	$735	$208

Ratio of net expenses to average net assets	1.37	%(c)	1.38%	1.39%	1.40%	1.42%	1.47%

Ratio of total expenses to average net assets	1.38	%(c)	1.41%	1.42%	1.44%	1.45%	1.54%

Ratio of net investment income to average net assets	1.44	%(c)	2.74%	3.88%	1.19%	0.07%	0.05%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.68		$16.22	$20.54	$16.55	$14.86	$12.39

Net investment income(a)	0.21		0.64	0.83	0.37	0.10	0.16

Net realized and unrealized gain (loss)	4.65		1.63	(4.71)	3.65	1.69	2.38

Total from investment operations	4.86		2.27	(3.88)	4.02	1.79	2.54

Distributions to shareholders from net investment income	(0.47)		(0.81)	(0.44)	(0.03)	(0.10)	(0.07)

Net asset value, end of period	$22.07		$17.68	$16.22	$20.54	$16.55	$14.86

Total return(b)	27.87%		14.38%	(19.22)%	24.34%	12.08%	20.61%

Net assets, end of period (in 000s)	$3,739,330		$2,635,558	$2,099,648	$2,330,569	$1,186,744	$477,609

Ratio of net expenses to average net assets	0.74	%(c)	0.75%	0.74%	0.75%	0.77%	0.82%

Ratio of total expenses to average net assets	0.76	%(c)	0.78%	0.78%	0.80%	0.81%	0.89%

Ratio of net investment income to average net assets	2.06	%(c)	3.60%	4.55%	1.90%	0.61%	1.14%

Portfolio turnover rate(d)	48%		62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours).

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of April 30, 2024:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,642,995,187	$8,931,517,852	$—

Australia and Oceania	—	346,521,420	—

Europe	753,055,031	19,937,516,229	—

North America	6,472,797,018	—	—

South America	1,001,066,749	—	—

Preferred Stocks	—	1,588,603,674	—

Securities Lending Reinvestment Vehicle	36,320,241	—	—

Investment Company	2,213,153,195	—	—

Total	$12,119,387,421	$30,804,159,175	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Goldman Sachs GQG Partners
International Opportunities Fund	0.85%	0.77%	0.73%	0.71%	0.70%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2024, GSAM waived $803,647 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Goldman Sachs GQG Partners

International Opportunities Fund	$65,085

During the six months ended April 30, 2024, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 and Class P Shares of the Fund. This arrangement will remain in effect through at least February 28, 2025, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Goldman Sachs GQG Partners International Opportunities Fund	$803,647	$287,067	$2,081,172	$3,171,886

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of April 30, 2024, the Fund participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Fund did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2024:

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs GQG Partners International Opportunities Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$716,742,511	$8,881,161,987	$(7,384,751,303)	$2,213,153,195	2,213,153,195	$26,674,819

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were $20,919,626,486 and $17,380,016,201, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

6. SECURITIES LENDING (continued)

replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2024, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended April 30, 2024, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2024
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2024

Goldman Sachs GQG Partners
International Opportunities Fund	$261,285	$38,594	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended April 30, 2024:

Fund	Beginning Value as of October 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of April 30, 2024

Goldman Sachs GQG Partners
International Opportunities Fund	$254,172,800	$2,491,454,343	$(2,709,306,902)	$36,320,241

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2023, the Fund’s capital loss carryforwards on a tax basis were as follows:

Goldman Sachs GQG Partners International Opportunities Fund

Capital loss carryforwards:

Perpetual Short-Term	$(1,407,239,042)

Perpetual Long-Term	(109,783,998)

Total capital loss carryforwards	(1,517,023,040)

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

7. TAX INFORMATION (continued)

As of April 30, 2024, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Goldman Sachs GQG Partners
International Opportunities Fund

Tax Cost	$34,306,234,062

Gross unrealized gain	9,726,479,218

Gross unrealized loss	(1,109,166,684)

Net unrealized gain	$ 8,617,312,534

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Depositary Receipts Risk - Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk— If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs GQG Partners International Opportunities Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	8,868,683	$183,924,944	10,461,811	$182,944,586

Reinvestment of distributions	410,492	7,869,138	935,354	15,367,872

Shares redeemed	(5,148,790)	(104,804,243)	(14,468,795)	(249,865,871)

	4,130,385	86,989,839	(3,071,630)	(51,553,413)

Class C Shares

Shares sold	927,783	18,774,902	1,147,063	19,518,625

Reinvestment of distributions	74,767	1,394,408	175,877	2,815,789

Shares redeemed	(465,442)	(9,274,642)	(843,516)	(14,247,182)

	537,108	10,894,668	479,424	8,087,232

Institutional Shares

Shares sold	257,971,028	5,380,126,392	398,800,485	6,984,402,392

Reinvestment of distributions	21,490,569	414,767,977	34,889,014	577,064,288

Shares redeemed	(110,465,202)	(2,288,070,372)	(262,903,339)	(4,592,681,744)

	168,996,395	3,506,823,997	170,786,160	2,968,784,936

Investor Shares

Shares sold	91,704,441	1,919,156,423	169,576,947	2,967,354,806

Reinvestment of distributions	8,402,211	161,574,520	13,711,437	225,964,484

Shares redeemed	(49,986,527)	(1,037,227,330)	(103,470,716)	(1,814,437,962)

	50,120,125	1,043,503,613	79,817,668	1,378,881,328

Class R6 Shares

Shares sold	26,667,070	552,165,769	41,030,062	730,249,395

Reinvestment of distributions	1,684,659	32,497,074	2,410,823	39,850,905

Shares redeemed	(10,321,538)	(215,212,148)	(17,960,800)	(310,270,416)

	18,030,191	369,450,695	25,480,085	459,829,884

Class R Shares

Shares sold	60,267	1,233,196	152,241	2,645,518

Reinvestment of distributions	4,243	80,187	3,857	62,600

Shares redeemed	(29,110)	(606,087)	(25,914)	(451,004)

	35,400	707,296	130,184	2,257,114

Class P Shares

Shares sold	25,328,664	523,609,257	36,213,294	635,656,045

Reinvestment of distributions	3,734,268	72,034,034	6,277,121	103,698,041

Shares redeemed	(8,757,495)	(179,679,452)	(22,828,772)	(395,113,530)

	20,305,437	415,963,839	19,661,643	344,240,556

NET INCREASE	262,155,041	$5,434,333,947	293,283,534	$5,110,527,637

28

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs GQG Partners International Opportunities Fund

Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$1,276.80		$ 6.33
Hypothetical 5% return	1,000.00	1,019.30	+	5.61
Class C
Actual	1,000.00	1,271.70		10.55
Hypothetical 5% return	1,000.00	1,015.60	+	9.36
Institutional
Actual	1,000.00	1,278.90		4.29
Hypothetical 5% return	1,000.00	1,021.10	+	3.81
Investor
Actual	1,000.00	1,278.40		4.92
Hypothetical 5% return	1,000.00	1,020.50	+	4.36
Class R6
Actual	1,000.00	1,279.30		4.18
Hypothetical 5% return	1,000.00	1,021.20	+	3.71
Class R
Actual	1,000.00	1,275.40		7.74
Hypothetical 5% return	1,000.00	1,018.10	+	6.86
Class P
Actual	1,000.00	1,278.70		4.18
Hypothetical 5% return	1,000.00	1,021.20	+	3.71

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Goldman Sachs GQG Partners
International Opportunities Fund	1.12%	1.87%	0.76%	0.87%	0.74%	1.37%	0.74%

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

29

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

30

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth were elected to the Trust’s Board of Trustees. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Gregory G. Weaver	1,292,078,725	63,531,552

Dwight L. Bush	1,339,529,258	16,081,019

Kathryn A. Cassidy	1,340,407,606	15,202,670

John G. Chou	1,351,547,930	4,062,346

Joaquin Delgado	1,340,312,893	15,297,383

Eileen H. Dowling	1,351,944,019	3,666,258

Paul C. Wirth	1,350,994,736	4,615,540

31

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener PaulC.Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affectthe performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Holdings and allocations shown are as of April 30, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). © 2024 Goldman Sachs. All rights reserved. 374643-OTU-06/2024 GQGPIOSAR-24

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Goldman Sachs Multi-Strategy Alternatives Fund

Goldman Sachs Multi-Strategy Alternatives Fund

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi-Strategy Alternatives Fund

The following are highlights both of key factors affecting the global equity and credit markets and of any key changes made to the Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to Fund shareholders, per new Securities and Exchange Commission (“SEC”) requirements with a compliance date of July 24, 2024.

Market and Economic Review

Global Equity Markets

∎	The broad global equity market, as represented by the MSCI* All Country World Index (“MSCI ACWI”) Investable Market Index, returned 19.64% during the Reporting Period.

∎	When the Reporting Period began in November 2023, global equities were in the midst of a rally.

∎

The rally, which had started in late October 2023, followed a period of considerable volatility, as market participants weighed the probabilities for various U.S. economic scenarios, ranging from a “soft landing” to a “hard landing” to stagflation.[1]

∎

Late October 2023 marked a turning point in market sentiment, as the soft landing narrative became dominant. Investors appeared to believe the U.S. Federal Reserve (“Fed”) would not hike interest rates again, and they started pricing in interest rate cuts for 2024. (The Fed had last raised the target federal funds rate in July 2023.)

∎	Global equities continued to rally through the end of March 2024, delivering strongly positive returns.

∎	In April 2024, the global equity market gave back some of its gains, as persistent inflation led investors to scale back their expectations for the number of potential Fed rate cuts.

∎	From a style perspective, growth stocks and value stocks generated positive returns during the Reporting Period overall, with growth stocks outpacing their value counterparts.

∎	From a regional perspective, developed markets equities and emerging markets equities produced gains, with developed markets equities outperforming emerging markets equities.

∎

Within developed markets equities, the Japanese stock market was a particularly strong performer amid investor optimism about corporate governance reforms and potential changes to the Bank of Japan’s monetary policy.

∎	Within emerging markets equities, China was the weakest performer due to that country’s economic challenges, including an ongoing property crisis and weak consumer sentiment.

Credit Markets

∎	Credit markets broadly advanced during the Reporting Period, as bond yields fell and credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) tightened.

∎	In the first two months of the Reporting Period, bond yields plunged amidst speculation the Fed had reached the peak of its interest rate hikes and would begin cutting rates in 2024.

∎	Bond yields rose during the last four months of the Reporting Period, as markets came to terms with the possibility that interest rates could remain higher for longer.

∎	Also, due to persistent inflation, investors had moderated their expectations for Fed rate cuts in 2024, which contributed further to the rise in yields.

∎	Credit spreads continued to tighten as a result of strong demand and a drop in supply, especially net new supply.

*	Source: MSCI
[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing. Stagflation is characterized by slow economic growth and high inflation.

1

MARKET REVIEW

∎	High yield corporate bonds and bank loans delivered strong performance during the Reporting Period overall, with high yield corporate bonds outpacing bank loans.

∎

The outperformance of high yield corporate bonds was driven largely by spread tightening and their comparatively longer duration. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

∎	The default rate for bank loans and high yield corporate bonds increased modestly during the Reporting Period but remained below long-term averages.

∎	Investment grade corporate bonds also benefited from their longer duration profile, though they underperformed high yield corporate bonds during the Reporting Period overall.

∎

As yields fell in the first two months of the Reporting Period, investment grade corporate bonds outperformed high yield corporate bonds. However, they lagged during the last four months of the Reporting Period when yields moved higher.

∎	Among market segments, financial and industrial investment grade corporate bonds performed best, while utilities turned in the weakest performance.

∎

U.S. dollar-denominated emerging markets debt was the strongest performing credit sector of the Reporting Period, benefiting from spread compression across the credit spectrum and strong gains among the lowest rated credits.

∎

Local currency-denominated bonds generally underperformed other credit sectors during the Reporting Period, largely because of a strong U.S. dollar and higher-for-longer central bank policy that anchored interest rates above market expectations.

Fund Changes and Highlights

∎

At a meeting of the Board of Trustees of Goldman Sachs Trust held on February 13-14, 2024, the Trustees approved the termination of the Fund’s Class R Shares. This termination occurred on April 16, 2024 (the “Termination Date”).

∎	Effective February 28, 2024, in anticipation of the termination, Class R Shares of the Fund were not sold to new investors.

∎	After April 12, 2024, Class R Shares of the Fund were no longer available for sale to existing shareholders.

∎	In connection with the termination, all outstanding Class R Shares on the Termination Date were automatically redeemed by the Fund.

2

FUND BASICS

Goldman Sachs Multi-Strategy Alternatives Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]

Class A	-3.17%	2.66%

Class C	-3.54	2.66

Institutional	-3.06	2.66

Investor	-3.06	2.66

Class R6	-3.00	2.66

Class P	-3.06	2.66

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION*

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks(a) – 0.0%

Oil, Gas & Consumable Fuels – 0.0%
39,366	Gazprom PJSC*	$—
3,021	LUKOIL PJSC	—
27,893	Rosneft Oil Co. PJSC	—

		—

TOTAL COMMON STOCKS

(Cost $621,979)		$—

Shares	Dividend Rate	Value

Investment Company(b) – 93.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
76,132,887	5.223%	$76,132,887
(Cost $76,132,887)

TOTAL INVESTMENTS – 93.3% (Cost $76,754,866)		$76,132,887

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.7%		5,424,844

NET ASSETS – 100.0%		$81,557,731

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	EUR	660,000	USD	705,285	06/20/24	$564
	GBP	2,010,000	USD	2,504,146	06/20/24	8,122
	USD	28,858,165	AUD	43,910,000	06/20/24	369,970
	USD	4,837,576	CAD	6,600,000	06/20/24	39,284
	USD	51,361,531	CHF	44,960,000	06/20/24	2,170,080
	USD	8,717,432	EUR	8,020,000	06/20/24	140,301
	USD	4,063,467	GBP	3,220,000	06/20/24	38,837
	USD	4,328,950	JPY	660,330,000	06/20/24	109,425
	USD	19,432,545	NOK	208,140,000	06/20/24	671,235
	USD	32,951,856	NZD	54,330,000	06/20/24	938,001
	USD	6,088,844	SEK	64,980,000	06/20/24	178,846

TOTAL						$4,664,665

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	3,130,000	USD	2,058,952	06/20/24	$(28,251)
	CAD	31,040,000	USD	22,981,486	06/20/24	(414,971)
	CHF	30,120,000	USD	33,388,704	06/20/24	(433,936)

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	EUR	24,490,000	USD	26,486,923	06/20/24	$(295,657)
	GBP	8,670,000	USD	11,025,658	06/20/24	(189,160)
	JPY	7,685,920,000	USD	51,169,417	06/20/24	(2,056,201)
	NOK	89,290,000	USD	8,304,150	06/20/24	(255,734)
	NZD	4,630,000	USD	2,766,714	06/20/24	(38,494)
	SEK	508,030,000	USD	49,340,936	06/20/24	(3,135,075)
	USD	927,491	EUR	870,000	06/20/24	(2,946)
	USD	1,179,076	GBP	950,000	06/20/24	(8,314)

TOTAL						$(6,858,739)

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	131	06/26/24	$15,678,331	$(260,154)
Brent Crude	51	06/28/24	4,366,110	177,800
Cattle Feeder	7	08/29/24	894,250	(14,438)
Cocoa	1	07/16/24	92,830	(2,010)
Coffee	23	12/18/24	1,837,125	200,888
Copper	30	12/27/24	3,451,875	177,950
Corn	92	12/13/24	2,159,700	(6,129)
Cotton No.2	17	12/06/24	653,055	(59,410)
Gasoline RBOB	13	09/30/24	1,271,252	55,352
Japan 10 Year Government Bond	24	06/13/24	21,989,031	(83,378)
KC HRW Wheat	31	09/13/24	1,004,400	89,938
Lead	51	08/19/24	2,837,653	173,805
Lead	83	05/13/24	4,543,026	204,013
Lead	39	11/18/24	2,189,460	167,056
Lead	9	03/17/25	508,635	7,702
Lean Hogs	26	07/15/24	1,096,420	15,940
Live Cattle	27	08/30/24	1,869,480	(105,910)
LME Lead	35	06/17/24	1,932,359	76,773
LME Zinc	208	05/13/24	15,209,064	2,190,121
LME Zinc	28	06/17/24	2,041,781	180,656
Low Sulphur Gas Oil	12	12/12/24	926,400	(36,875)
Natural Gas	32	05/29/24	637,120	(9,684)
Natural Gas	17	03/27/25	515,950	600
Nickel	124	06/17/24	14,261,736	916,722
Nickel	41	05/13/24	4,699,092	555,614
Nickel	1	07/15/24	115,386	516
Nickel	41	11/18/24	4,798,343	696,623
Nickel	16	02/17/25	1,892,588	78,447
NY Harbor ULSD	7	05/31/24	743,114	(55,562)
NY Harbor ULSD	6	02/28/25	636,854	(23,612)
Primary Aluminum	114	05/13/24	7,312,217	721,063
Primary Aluminum	149	12/16/24	9,822,825	1,132,916
Primary Aluminum	44	02/17/25	2,911,700	306,640
Soybean	33	11/14/24	1,913,175	(19,538)
Soybean	71	12/13/24	2,112,620	(62,712)
Sugar 11	55	02/28/25	1,215,368	(173,741)

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Wheat	50	09/13/24	$ 1,555,625	$ 87,325
WTI Crude	27	08/20/24	2,157,570	102,600
Zinc	118	08/19/24	8,649,371	1,325,283
Zinc	147	11/18/24	10,800,825	1,877,437
Zinc	23	02/17/25	1,691,650	202,619
Zinc	21	03/17/25	1,544,025	73,214

Total				$10,882,460

Short position contracts:
10 Year German Euro-Bund	(32)	06/06/24	(4,442,286)	41,422
10 Year U.S. Treasury Notes	(42)	06/18/24	(4,512,375)	72,391
5 Year German Euro-Oat	(33)	06/06/24	(4,418,755)	40,639
Australian 10 Year Government Bonds	(365)	06/17/24	(26,607,495)	591,771
Brent Crude	(49)	05/31/24	(4,230,170)	(169,640)
Canada 10 Year Government Bonds	(46)	06/19/24	(3,909,156)	49,934
Coffee	(28)	07/19/24	(2,274,825)	(4,465)
Copper	(43)	07/29/24	(4,906,838)	(272,745)
Corn	(58)	07/12/24	(1,295,575)	(30,450)
Cotton No.2	(2)	07/09/24	(78,430)	6,720
Gasoline RBOB	(12)	05/31/24	(1,356,365)	31,789
Gasoline RBOB	(11)	06/28/24	(1,226,194)	28,300
Gold 100 Oz	(3)	06/26/24	(690,870)	1,240
Italian 10 Year Government Bonds	(30)	06/06/24	(3,745,554)	33,009
KC HRW Wheat	(44)	07/12/24	(1,397,550)	(57,588)
Korea 10 Year Government Bonds	(434)	06/18/24	(34,855,654)	549,004
Lead	(83)	05/13/24	(4,543,026)	(234,069)
Lead	(51)	08/19/24	(2,837,653)	(35,229)
Lead	(39)	11/18/24	(2,189,460)	(137,995)
Lead	(9)	07/15/24	(499,109)	(9,300)
Lean Hogs	(28)	06/14/24	(1,147,720)	(3,940)
Live Cattle	(14)	06/28/24	(979,860)	2,240
LME Lead	(23)	06/17/24	(1,269,836)	(20,884)
LME Zinc	(208)	05/13/24	(15,209,064)	(2,466,291)
LME Zinc	(20)	06/17/24	(1,458,415)	(56,070)
Low Sulphur Gas Oil	(11)	07/11/24	(855,800)	46,125
Natural Gas	(15)	06/26/24	(347,850)	1,890
Nickel	(110)	06/17/24	(12,651,540)	(1,632,684)
Nickel	(41)	05/13/24	(4,699,092)	(725,922)
Nickel	(14)	07/15/24	(1,615,404)	(116,439)
Nickel	(41)	11/18/24	(4,798,343)	(481,944)
Nickel	(16)	02/17/25	(1,892,588)	(117,637)
NY Harbor ULSD	(6)	06/28/24	(639,727)	35,356
Primary Aluminum	(114)	05/13/24	(7,312,217)	(966,851)
Primary Aluminum	(149)	12/16/24	(9,822,825)	(1,161,251)
Primary Aluminum	(39)	07/15/24	(2,524,616)	(105,574)
Primary Aluminum	(6)	02/17/25	(397,050)	(11,562)
Silver	(8)	07/29/24	(1,066,160)	51,070
Soybean	(67)	07/12/24	(2,639,826)	76,687
Sugar 11	(23)	06/28/24	(500,002)	3,349
Wheat	(53)	07/12/24	(1,598,613)	(69,465)
WTI Crude	(16)	05/21/24	(1,310,880)	56,880

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
WTI Crude	(24)	06/20/24	$(1,950,720)	$67,025
Zinc	(118)	08/19/24	(8,649,370)	(921,480)
Zinc	(147)	11/18/24	(10,800,825)	(1,598,956)
Zinc	(20)	07/15/24	(1,463,725)	(85,035)
Zinc	(23)	02/17/25	(1,691,650)	(83,139)

Total				$(9,789,764)

TOTAL FUTURES CONTRACTS				$1,092,696

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a) April 30, 2024 (Unaudited)

Assets:

Investments in affiliated issuers, at value (cost $76,132,887)	$76,132,887
Investments in unaffiliated issuers, at value (cost $621,979)	—
Cash	2,940,130
Unrealized gain on forward foreign currency exchange contracts	4,664,665
Receivables:
Collateral on certain derivative contracts(b)	6,573,780
Dividends	333,654
Reimbursement from investment adviser	118,711
Foreign tax reclaims	39,120
Fund shares sold	6,343
Other assets	91,438

Total assets	90,900,728

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	6,858,739
Variation margin on futures contracts	202,047
Payables:
Fund shares redeemed	1,141,849
Investments purchased	333,774
Management fees	67,295
Distribution and Service fees and Transfer Agency fees	4,904
Accrued expenses	734,389

Total liabilities	9,342,997

Net Assets:

Paid-in capital	129,049,718
Total distributable loss	(47,491,987)

NET ASSETS	$81,557,731
Net Assets:
Class A	$6,697,343
Class C	205,602
Institutional	19,464,406
Investor	3,849,296
Class R6	10,872
Class P	51,330,212
Total Net Assets	$81,557,731
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	645,878
Class C	20,500
Institutional	1,844,564
Investor	366,975
Class R6	1,028
Class P	4,864,516
Net asset value, offering and redemption price per share:(c)
Class A	$10.37
Class C	10.03
Institutional	10.55
Investor	10.49
Class R6	10.58
Class P	10.55

(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity-MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes segregated cash of $4,313,780 and $2,260,000 relating to initial margin requirements and/or collateral on futures and forward foreign currency, respectively.
(c)

Maximum public offering price per share for Class A Shares is $10.97. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Operations(a) For the Six Months Ended April 30, 2024 (Unaudited)

Investment Income:

Dividends — affiliated issuers	$2,239,520
Interest	119,945
Dividends — unaffiliated issuers	740

Total investment income	2,360,205

Expenses:

Management fees	397,739
Custody, accounting and administrative services	388,677
Professional fees	157,310
Registration fees	58,338
Transfer Agency fees(b)	22,665
Printing and mailing costs	20,419
Trustee fees	17,332
Distribution and Service (12b-1) fees(b)	10,556
Shareholder meeting expense	1,478
Service fees — Class C	467
Other	13,566

Total expenses	1,088,547

Less — expense reductions	(725,885)

Net expenses	362,662

NET INVESTMENT INCOME	1,997,543

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $ 535)	80,342
Futures contracts	(7,707,852)
Written options	2,345
Forward foreign currency exchange contracts	2,168,947
Foreign currency transactions	(18,336)
Net change in unrealized gain (loss) on:
Futures contracts	3,376,360
Forward foreign currency exchange contracts	(2,355,824)
Foreign currency translation	(65,203)

Net realized and unrealized loss	(4,519,221)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,521,678)

(a)

Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity-MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees

Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

$9,083	$1,402	$71	$5,450	$281	$4,817	$3,226	$2	$21	$8,868

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Strategy Alternatives Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 1,997,543	$ 1,659,237

Net realized gain (loss)	(5,474,554)	967,616

Net change in unrealized gain (loss)	955,333	(3,952,838)

Net decrease in net assets resulting from operations	(2,521,678)	(1,325,985)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(235,940)	(19,132)

Class C Shares	(1,187)	—

Institutional Shares	(883,239)	(170,765)

Investor Shares	(151,781)	(25,221)

Class R6 Shares	(387)	(185)

Class R Shares(b)	(875)	—

Class P Shares	(2,093,131)	(484,761)

Total distributions to shareholders	(3,366,540)	(700,064)

From share transactions:

Proceeds from sales of shares	1,980,468	7,328,573

Reinvestment of distributions	3,304,757	692,421

Cost of shares redeemed	(18,411,099)	(56,413,500)

Net decrease in net assets resulting from share transactions	(13,125,874)	(48,392,506)

TOTAL DECREASE	(19,014,092)	(50,418,555)

Net assets:

Beginning of period	100,571,823	150,990,378

End of period	$ 81,557,731	$100,571,823

(a)

Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.06		$11.22	$11.86	$10.66	$10.48	$9.91

Net investment income (loss)(a)	0.21		0.11	(0.14)	(0.07)	(0.01)	0.04

Net realized and unrealized gain (loss)	(0.54)		(0.25)	(0.50)	1.27	0.25	0.53

Total from investment operations	(0.33)		(0.14)	(0.64)	1.20	0.24	0.57

Distributions to shareholders from net investment income	(0.36)		(0.02)	—	—	(0.06)	—

Net asset value, end of period	$10.37		$11.06	$11.22	$11.86	$10.66	$10.48

Total return(b)	(3.17)%		(1.30)%	(5.31)%	11.26%	2.33%	5.75%

Net assets, end of period (in 000s)	$6,697		$7,876	$8,666	$7,943	$8,015	$11,538

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.04	%(c)	2.02%	2.18%	2.15%	2.13%	2.12%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.04	%(c)	1.95%	2.08%	2.08%	2.07%	2.07%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.53	%(c)	3.53%	3.38%	3.36%	4.32%	3.51%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.53	%(c)	3.46%	3.29%	3.30%	4.27%	3.46%

Ratio of net investment income (loss) to average net assets	3.92	%(c)	1.00%	(1.21)%	(0.63)%	(0.17)%	0.39%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.44		$10.64	$11.34	$10.26	$10.11	$9.62

Net investment income (loss)(a)	0.17		0.00	(0.24)	(0.15)	(0.09)	(0.03)

Net realized and unrealized gain (loss)	(0.55)		(0.20)	(0.46)	1.23	0.24	0.52

Total from investment operations	(0.38)		(0.20)	(0.70)	1.08	0.15	0.49

Distributions to shareholders from net investment income	(0.03)		—	—	—	—	—

Net asset value, end of period	$10.03		$10.44	$10.64	$11.34	$10.26	$10.11

Total return(b)	(3.54)%		(1.97)%	(6.08)%	10.53%	1.48%	4.98%

Net assets, end of period (in 000s)	$206		$542	$1,810	$3,544	$5,045	$7,646

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.77	%(c)	2.85%	2.93%	2.89%	2.88%	2.87%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.77	%(c)	2.76%	2.83%	2.84%	2.82%	2.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.15	%(c)	4.36%	4.11%	4.15%	5.09%	4.27%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.15	%(c)	4.27%	4.01%	4.09%	5.03%	4.21%

Ratio of net investment income (loss) to average net assets	3.23	%(c)	0.03%	(2.16)%	(1.39)%	(0.92)%	(0.36)%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.27		$11.42	$12.04	$10.78	$10.62	$10.00

Net investment income (loss)(a)	0.23		0.14	(0.11)	(0.03)	0.01	0.07

Net realized and unrealized gain (loss)	(0.56)		(0.23)	(0.51)	1.29	0.26	0.55

Total from investment operations	(0.33)		(0.09)	(0.62)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)	—

Net asset value, end of period	$10.55		$11.27	$11.42	$12.04	$10.78	$10.62

Total return(b)	(3.06)%		(0.92)%	(5.07)%	11.58%	2.66%	6.20%

Net assets, end of period (in 000s)	$19,464		$26,614	$35,165	$54,438	$67,354	$158,958

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.73	%(c)	1.73%	1.86%	1.82%	1.81%	1.80%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.73	%(c)	1.66%	1.76%	1.76%	1.75%	1.74%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.15	%(c)	3.18%	3.00%	3.00%	3.94%	3.03%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.15	%(c)	3.10%	2.90%	2.94%	3.88%	2.98%

Ratio of net investment income (loss) to average net assets	4.23	%(c)	1.26%	(0.98)%	(0.28)%	0.14%	0.71%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.20		$11.35	$11.97	$10.73	$10.56	$9.95

Net investment income (loss)(a)	0.23		0.14	(0.12)	(0.04)	0.01	0.07

Net realized and unrealized gain (loss)	(0.56)		(0.24)	(0.50)	1.28	0.26	0.54

Total from investment operations	(0.33)		(0.10)	(0.62)	1.24	0.27	0.61

Distributions to shareholders from net investment income	(0.38)		(0.05)	—	—	(0.10)	—

Net asset value, end of period	$10.49		$11.20	$11.35	$11.97	$10.73	$10.56

Total return(b)	(3.06)%		(1.00)%	(5.10)%	11.56%	2.59%	6.02%

Net assets, end of period (in 000s)	$3,849		$4,537	$5,853	$7,478	$10,061	$12,457

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.79	%(c)	1.79%	1.93%	1.89%	1.88%	1.87%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.79	%(c)	1.72%	1.83%	1.83%	1.82%	1.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.28	%(c)	3.30%	3.12%	3.10%	4.07%	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.28	%(c)	3.22%	3.02%	3.04%	4.02%	3.18%

Ratio of net investment income (loss) to average net assets	4.17	%(c)	1.22%	(1.07)%	(0.38)%	0.07%	0.63%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.29		$11.44	$12.05	$10.79	$10.63	$10.01

Net investment income (loss)(a)	0.23		0.13	(0.10)	(0.04)	0.02	0.08

Net realized and unrealized gain (loss)	(0.55)		(0.22)	(0.51)	1.30	0.25	0.54

Total from investment operations	(0.32)		(0.09)	(0.61)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)	—

Net asset value, end of period	$10.58		$11.29	$11.44	$12.05	$10.79	$10.63

Total return(b)	(3.00)%		(0.81)%	(5.06)%	11.68%	2.60%	6.19%

Net assets, end of period (in 000s)	$11		$11	$37	$12	$11	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.72	%(c)	1.80%	1.87%	1.83%	1.81%	1.79%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.72	%(c)	1.70%	1.77%	1.76%	1.76%	1.74%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.17	%(c)	3.24%	3.01%	2.96%	3.93%	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.17	%(c)	3.14%	2.91%	2.89%	3.88%	3.18%

Ratio of net investment income (loss) to average net assets	4.22	%(c)	1.12%	(0.91)%	(0.30)%	0.12%	0.75%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Strategy Alternatives Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.27		$11.42	$12.04	$10.78	$10.62	$10.00

Net investment income (loss)(a)	0.23		0.14	(0.11)	(0.03)	0.02	0.08

Net realized and unrealized gain (loss)	(0.56)		(0.23)	(0.51)	1.29	0.25	0.54

Total from investment operations	(0.33)		(0.09)	(0.62)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)	—

Net asset value, end of period	$10.55		$11.27	$11.42	$12.04	$10.78	$10.62

Total return(b)	(3.06)%		(0.91)%	(5.07)%	11.69%	2.60%	6.20%

Net assets, end of period (in 000s)	$51,330		$60,963	$99,431	$103,080	$59,182	$73,641

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.73	%(c)	1.75%	1.85%	1.81%	1.80%	1.79%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.73	%(c)	1.66%	1.75%	1.76%	1.74%	1.73%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.17	%(c)	3.19%	2.99%	2.91%	3.93%	3.13%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.17	%(c)	3.11%	2.89%	2.85%	3.88%	3.08%

Ratio of net investment income (loss) to average net assets	4.23	%(c)	1.24%	(0.93)%	(0.29)%	0.15%	0.73%

Portfolio turnover rate(d)	—	%(e)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the period ended April 30, 2024.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6 and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Goldman Sachs Multi-Strategy Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2024, the Fund’s net assets were $81,557,731 of which, $16,203,233 or 19.9%, represented the Subsidiary’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

18

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

19

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives including future contracts typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the

20

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$—	$—

Investment Company	76,132,887	—	—

Total	$76,132,887	$—	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$4,664,665	$—

Futures Contracts	13,582,454	—	—

Total	$13,582,454	$4,664,665	$—

21

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(6,858,739)	$—

Futures Contracts	(12,489,758)	—	—

Total	$(12,489,758)	$(6,858,739)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$12,204,284	(a)	Variation margin on futures contracts	$(12,146,226	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,664,665		Payable for unrealized loss on forward foreign currency exchange contracts	(6,858,739)

Interest rate	Variation margin on futures contracts	1,378,170	(a)	Variation margin on futures contracts	(343,532	)(a)

Total		$18,247,119			$(19,348,497)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

22

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(7,371,008)	$ 987,933

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,168,947	(2,355,824)

Equity	Net realized gain (loss) from written options	2,345	—

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(336,844)	2,388,427

Total		$(5,536,560)	$ 1,020,536

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

Average Number of Contracts, Notional Amounts(a)

Futures Contracts	Forward Contracts

5,971	$468,706,062

(a)

Amounts disclosed represent average number of contracts for Futures and Notional amounts for forwards contracts, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the six month period ended April 30, 2024.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

23

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2024:

Multi-Strategy Alternatives Fund

	Derivative Assets(1)	Derivative Liabilities(1)

Counterparty	Forward Currency Contracts	Forward Currency Contracts	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

MS & Co. Int. PLC	$4,664,665	$(6,858,739)	$(2,194,074)	$2,194,074	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.75%	0.68%	0.64%	0.63%	0.75%	0.57%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended April 30, 2024, GSAM waived $97,573 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2024, GSAM waived $40,779 of the Fund’s management fee.

24

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C

Distribution and/or Service Plan	0.25%	0.75%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Multi-Strategy Alternatives Fund	$4

During the six months ended April 30, 2024, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares. Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund through at least February 28, 2025 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the average daily net assets of the Fund and limit the Fund’s annual operating expenses. These Other Expense limitations will remain in effect through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

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GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Multi-Strategy Alternatives Fund	$97,573	$3,627	$624,685	$725,885

G. Line of Credit Facility — As of April 30, 2024, the Fund participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Fund did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

As of April 30, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2024.

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Multi-Strategy Alternatives Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$84,998,501	$37,096,187	$(45,961,801)	$76,132,887	76,132,887	$2,239,520

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Multi-Strategy Alternatives Fund	$176,755	$162,739

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GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2023, the Fund’s capital loss carryforwards and certain timing differenceson a tax basis were as follows:

Capital loss carryforwards:

Perpetual Short-Term	$(41,474,724)

Perpetual Long-Term	(1,626,550)

Total capital loss carryforwards	(43,101,274)

Timing differences (Straddles, Russian Dividend Accrual)	$ (183,351)

As of April 30, 2024, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$75,693,614

Gross unrealized gain	1,061,252

Gross unrealized loss	(621,979)

Net unrealized gain	$ 439,273

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in

27

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. OTHER RISKS (continued)

registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an

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GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

8. OTHER RISKS (continued)

unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

29

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	32,464	$359,913	147,853	$1,646,506

Reinvestment of distributions	20,637	230,923	1,655	18,502

Shares redeemed	(119,506)	(1,343,228)	(209,620)	(2,342,229)

	(66,405)	(752,392)	(60,112)	(677,221)

Class C Shares

Shares sold	—	—	2,316	24,403

Reinvestment of distributions	108	1,171	—	—

Shares redeemed	(31,549)	(336,414)	(120,429)	(1,267,292)

	(31,441)	(335,243)	(118,113)	(1,242,889)

Institutional Shares

Shares sold	80,538	891,646	258,269	2,933,294

Reinvestment of distributions	72,629	826,520	14,428	163,755

Shares redeemed	(670,991)	(7,420,598)	(988,807)	(11,214,686)

	(517,824)	(5,702,432)	(716,110)	(8,117,637)

Investor Shares

Shares sold	11,678	130,974	72,337	814,913

Reinvestment of distributions	13,417	151,751	2,234	25,218

Shares redeemed	(63,363)	(702,404)	(185,030)	(2,074,466)

	(38,268)	(419,679)	(110,459)	(1,234,335)

Class R6 Shares

Reinvestment of distributions	34	386	16	185

Shares redeemed	—	—	(2,246)	(25,364)

	34	386	(2,230)	(25,179)

Class R Shares(a)

Shares sold	706	7,561	—	—

Reinvestment of distributions	79	875	—	—

Shares redeemed	(3,410)	(34,985)	—	—

	(2,625)	(26,549)	—	—

Class P Shares

Shares sold	53,867	590,374	169,134	1,909,457

Reinvestment of distributions	184,092	2,093,131	42,710	484,761

Shares redeemed	(784,828)	(8,573,470)	(3,504,125)	(39,489,463)

	(546,869)	(5,889,965)	(3,292,281)	(37,095,245)

NET DECREASE	(1,203,398)	$(13,125,874)	(4,299,305)	$(48,392,506)

(a)	At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

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GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Strategy Alternatives Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*

Class A

Actual	$1,000.00	$ 968.30		$5.09

Hypothetical 5% return	1,000.00	1,019.70	+	5.23

Class C

Actual	1,000.00	964.60		8.62

Hypothetical 5% return	1,000.00	1,016.10	+	8.85

Institutional

Actual	1,000.00	969.40		3.59

Hypothetical 5% return	1,000.00	1,021.20	+	3.69

Investor

Actual	1,000.00	969.40		3.86

Hypothetical 5% return	1,000.00	1,020.90	+	3.96

Class R6

Actual	1,000.00	970.00		3.55

Hypothetical 5% return	1,000.00	1,021.30	+	3.64

Class P

Actual	1,000.00	969.40		3.57

Hypothetical 5% return	1,000.00	1,021.20	+	3.66

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class P

Multi-Strategy Alternatives Fund	1.04%	1.77%	0.73%	0.79%	0.72%	0.73%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

32

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

33

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth were elected to the Trust’s Board of Trustees. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal

Election of Trustees	For	Withheld

Gregory G. Weaver	1,292,078,725	63,531,552

Dwight L. Bush	1,339,529,258	16,081,019

Kathryn A. Cassidy	1,340,407,606	15,202,670

John G. Chou	1,351,547,930	4,062,346

Joaquin Delgado	1,340,312,893	15,297,383

Eileen H. Dowling	1,351,944,019	3,666,258

Paul C. Wirth	1,350,994,736	4,615,540

34

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). 2024 Goldman Sachs. All rights reserved. 374637-OTU-2051989 MMALTSAR 24

Goldman Sachs FundsSemi-Annual Report April 30, 2024Strategic Multi-Asset Class FundsGoldman Sachs Multi-Manager Global Equity FundGoldman Sachs Multi-Manager Non-Core Fixed Income FundGoldman Sachs Multi-Manager Real Assets Strategy Fund

Strategic Multi-Asset Class Funds

∎	GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

∎	GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

∎	GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

The following are highlights both of key factors affecting the global equity, credit and real assets markets and of any key changes made to the Goldman Sachs Strategic Multi-Asset Class Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to Fund shareholders, per new Securities and Exchange Commission (“SEC”) requirements with a compliance date of July 24, 2024.

Market and Economic Review

Global Equity Markets

∎	The broad global equity market, as represented by the MSCI* All Country World Index (“MSCI ACWI”) Investable Market Index, returned 19.64% during the Reporting Period.

∎	When the Reporting Period began in November 2023, global equities were in the midst of a rally.

∎

The rally, which had started in late October 2023, followed a period of considerable volatility, as market participants weighed the probabilities for various U.S. economic scenarios, ranging from a “soft landing” to a “hard landing” to stagflation.[1]

∎

Late October 2023 marked a turning point in market sentiment, as the soft landing narrative became dominant. Investors appeared to believe the U.S. Federal Reserve (“Fed”) would not hike interest rates again, and they started pricing in interest rate cuts for 2024. (The Fed had last raised the target federal funds rate in July 2023.)

∎	Global equities continued to rally through the end of March 2024, delivering strong positive returns.

∎	In April 2024, the global equity market gave back some of its gains, as persistent inflation led investors to scale back their expectations for the number of potential Fed rate cuts.

∎	From a style perspective, growth stocks and value stocks generated positive returns during the Reporting Period overall, with growth stocks outpacing their value counterparts.

∎	From a regional perspective, developed markets equities and emerging markets equities produced gains, with developed markets equities outperforming emerging markets equities.

∎

Within developed markets equities, the Japanese stock market was a particularly strong performer amid investor optimism about corporate governance reforms and potential changes to the Bank of Japan’s monetary policy.

∎	Within emerging markets equities, China was the weakest performer due to that country’s economic challenges, including an ongoing property crisis and weak consumer sentiment.

Credit Markets

∎	Credit markets broadly advanced during the Reporting Period, as bond yields fell and credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) tightened.

∎	In the first two months of the Reporting Period, bond yields plunged amidst speculation the Fed had reached the peak of its interest rate hikes and would begin cutting rates in 2024.

∎	Bond yields rose during the last four months of the Reporting Period, as markets came to terms with the possibility that interest rates could remain higher for longer.

∎	Also, due to persistent inflation, investors had moderated their expectations for Fed rate cuts in 2024, which contributed further to the rise in yields.

∎	Credit spreads continued to tighten as a result of strong demand and a drop in supply, especially net new supply.

*	Source: MSCI
[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing. Stagflation is characterized by slow economic growth and high inflation.

1

MARKET REVIEW

∎	High yield corporate bonds and bank loans delivered strong performance during the Reporting Period overall, with high yield corporate bonds outpacing bank loans.

∎

The outperformance of high yield corporate bonds was driven largely by spread tightening and their comparatively longer duration. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

∎	The default rate for bank loans and high yield corporate bonds increased modestly during the Reporting Period but remained below long-term averages.

∎	Investment grade corporate bonds also benefited from their longer duration profile, though they underperformed high yield corporate bonds during the Reporting Period overall.

∎

As yields fell in the first two months of the Reporting Period, investment grade corporate bonds outperformed high yield corporate bonds. However, they lagged during the last four months of the Reporting Period when yields moved higher.

∎	Among market segments, financial and industrial investment grade corporate bonds performed best, while utilities turned in the weakest performance.

∎

U.S. dollar-denominated emerging markets debt was the strongest performing credit sector of the Reporting Period, benefiting from spread compression across the credit spectrum and strong gains among the lowest rated credits.

∎

Local currency-denominated bonds generally underperformed other credit sectors during the Reporting Period, largely because of a strong U.S. dollar and higher-for-longer central bank policy that anchored interest rates above market expectations.

Real Assets

∎

Global real estate securities and global infrastructure securities posted positive returns during the Reporting Period overall, but both market segments underperformed the broader global equity market. Global real estate securities outpaced global infrastructure securities.

∎	Interest rates were the key driver of performance for both real asset classes.

∎

In November and December 2023, global real estate securities and global infrastructure securities delivered gains, as yields fell on the prospect the Fed would cut interest rates due to softening inflation.

∎	Performance turned negative, however, during the first four months of 2024 when yields rose.

∎	In the global real estate market, the Reporting Period saw a rebound in the performance of property types that had been out of favor for most of the 2023 calendar year.

∎

Among the property types that performed best were those that tended to be more economically sensitive, including hotel real estate investment trusts (“REITs”), retail REITs, office REITs and real estate operating companies. (Real estate operating companies are comprised mainly of non-U.S. real estate and developers).

∎	Notable laggards were more growth-oriented property types, such as industrial REITs and data center REITs, and to a smaller degree, health care REITs and single-family residential REITs.

∎	Regionally, performance was strongest in Europe and the U.K. and weakest in Asia ex-Japan.

∎	Europe’s avoidance of an economic hard landing, coupled with declining yields, benefited property types that were more economically sensitive, were more leveraged and had longer lease durations.

∎

In Asia ex-Japan, Australian property types performed strongly, while Hong Kong property types lagged significantly due to China’s continued economic weakness and general weakness among developers. Singapore property types also underperformed, though to a lesser degree.

2

MARKET REVIEW

∎	In the global infrastructure market, positive performance was driven mainly by cyclically-oriented businesses, specifically those in transportation and midstream[2] energy.

∎	Transportation infrastructure, notably airports and toll roads, broadly advanced on positive traffic volumes and on the recovery to pre-pandemic levels of air travel in Latin America and Europe.

∎	Midstream energy companies benefited as higher oil prices increased the prospect of greater pipeline volumes and as liquefied natural gas exports remained a key growth opportunity.

∎	The weakest performing infrastructure securities during the Reporting Period were those sensitive to interest rates, specifically utilities and cell tower REITs.

∎

Regionally, performance was strongest in Europe, mainly because of its large number of transportation infrastructure companies. North America provided mixed results, with weakness among utilities and strength among midstream energy companies. Emerging markets infrastructure securities were up sharply due to a recovery among Mexican airports.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

3

FUND BASICS

Goldman Sachs Multi-Manager Global Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

	Fund Total	MSCI ACWI IMI
	Return	(Net, USD, 50% Non-U.S.

November 1, 2023–April 30, 2024	(based on NAV)[1]	Developed Hedged to USD)[2]

Class R6 Shares	19.07%	19.83%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a custom index that comprises the MSCI ACWI IMI (which covers 9,022 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. As of April 30, 2024, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24‡

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.1%	Software

Amazon.com, Inc.	2.3	Broadline Retail

Alphabet, Inc.	2.2	Interactive Media & Services

NVIDIA Corp.	2.2	Semiconductors & Semiconductor Equipment

Union Pacific Corp.	1.1	Ground Transportation

JPMorgan Chase & Co.	1.0	Banks

Berkshire Hathaway, Inc.	1.0	Financial Services

Monolithic Power Systems, Inc.	1.0	Semiconductors & Semiconductor Equipment

Danaher Corp.	0.9	Life Sciences Tools & Services

Taiwan Semiconductor Manufacturing Co. Ltd.	0.9	Semiconductors & Semiconductor Equipment

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.6% of the Fund’s net assets as of 4/30/24.

4

FUND BASICS

FUND COMPOSITION*

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the rounding and/or exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Dynamic Index[2]	Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)

Class R6 Shares	6.91%	7.02%	9.24%	6.13%	10.57%	4.07%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Multi-Manager Non-Core Fixed Income Composite Dynamic Index is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24‡

Holding	Coupon Rate	Maturity Date	% of Net Assets	Line of Business

Brazil Notas do Tesouro Nacional	10.000	01/01/2031	1.3%	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	10.000	01/01/2029	1.1	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	10.000	01/01/2027	1.0	Sovereign Debt Obligations

India Government Bonds	7.180	08/14/2033	0.8	Sovereign Debt Obligations

Indonesia Treasury Bonds	6.625	02/15/2034	0.8	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	10.000	01/01/2025	0.8	Sovereign Debt Obligations

Republic of South Africa Government Bonds	8.750	01/31/2044	0.6	Sovereign Debt Obligations

UKG, Inc.	8.814	02/10/2031	0.6	Bank Loans

AssuredPartners, Inc.	0.000	02/14/2031	0.6	Bank Loans

Romania Government Bonds	6.700	02/25/2032	0.6	Sovereign Debt Obligations

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 8.4% of the Fund’s net assets as of 4/30/24.

6

FUND BASICS

Performance Summary

April 30, 2024

FUND COMPOSITION*

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the rounding and/or exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Dynamic Index[2]	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)

Class R6 Shares	11.15%	10.99%	12.47%	9.10%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Multi-Manager Real Assets Strategy Composite Dynamic Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged). The constituent indexes of the Multi-Manager Real Assets Strategy Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24‡

Holding	% of Net Assets	Line of Business

American Tower Corp.	3.6%	Specialized REITs
Prologis, Inc.	2.7	Industrial REITs
Welltower, Inc.	2.5	Health Care REITs
Equinix, Inc.	2.4	Specialized REITs
National Grid PLC	2.4	Multi-Utilities
PG&E Corp.	2.0	Electric Utilities
Enbridge, Inc.	1.9	Oil, Gas & Consumable Fuels
Vinci SA	1.9	Construction & Engineering
Sempra	1.9	Multi-Utilities
ONEOK, Inc.	1.6	Oil, Gas & Consumable Fuels

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 2.6% of the Fund’s net assets as of 4/30/24.

8

FUND BASICS

Performance Summary

April 30, 2024

FUND SECTOR ALLOCATIONS*

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 92.0%

Australia – 0.2%
7,569	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$178,733
8,949	AUB Group Ltd. (Insurance)	162,302
153,312	Bellevue Gold Ltd.* (Metals & Mining)	173,226
193,443	De Grey Mining Ltd.* (Metals & Mining)	160,977
40,707	Deterra Royalties Ltd. (Metals & Mining)	128,854
19,665	Eagers Automotive Ltd. (Specialty Retail)	158,414
17,774	Flight Centre Travel Group Ltd. (Hotels, Restaurants & Leisure)	241,585
29,777	GrainCorp Ltd. Class A (Consumer Staples Distribution & Retail)	163,614
144,991	HomeCo Daily Needs REIT (Retail REITs)	113,678
134,803	Mirvac Group (Diversified REITs)	176,628
88,249	Orora Ltd. (Containers & Packaging)	123,698
2,811	Pro Medicus Ltd. (Health Care Technology)	200,832
9,281	Seven Group Holdings Ltd. (Trading Companies & Distributors)	225,520
105,529	Ventia Services Group Pty. Ltd. (Construction & Engineering)	245,603

		2,453,664

Austria – 0.1%
3,481	ANDRITZ AG (Machinery)	190,005
5,227	BAWAG Group AG(a) (Banks)	312,108
5,392	Erste Group Bank AG (Banks)	251,457
7,273	Wienerberger AG (Construction Materials)	259,903

		1,013,473

Belgium – 0.2%
26,215	Anheuser-Busch InBev SA (Beverages)	1,566,970
8,719	KBC Group NV (Banks)	647,683
6,407	Warehouses De Pauw CVA (Industrial REITs)	169,429

		2,384,082

Bermuda – 0.3%
20,320	Arch Capital Group Ltd.* (Insurance)	1,900,733
3,603	Assured Guaranty Ltd. (Insurance)	276,350
5,691	Axis Capital Holdings Ltd. (Insurance)	349,029
3,699	Seadrill Ltd.* (Energy Equipment & Services)	179,586

		2,705,698

Shares	Description	Value

Common Stocks (continued)

Brazil – 0.6%
14,450	Ambev SA (Beverages)	$33,811
123,697	Banco Bradesco SA (Banks)	333,982
79,450	Banco BTG Pactual SA (Capital Markets)	511,041
113,400	Banco do Brasil SA (Banks)	598,819
18,350	BRF SA* (Food Products)	59,652
36,600	Caixa Seguridade Participacoes SA (Insurance)	110,379
132,950	Embraer SA* (Aerospace & Defense)	853,885
11,250	Enauta Participacoes SA (Oil, Gas & Consumable Fuels)	59,190
27,200	Localiza Rent a Car SA (Ground Transportation)	256,830
203,960	NU Holdings Ltd. Class A* (Banks)	2,215,006
28,100	Raia Drogasil SA (Consumer Staples Distribution & Retail)	138,427
42,250	Telefonica Brasil SA (Diversified Telecommunication Services)	385,186
128,600	TIM SA (Wireless Telecommunication Services)	436,129
33,600	TOTVS SA (Software)	178,204
48,000	WEG SA (Electrical Equipment)	365,597
9,050	XP, Inc. Class A (Capital Markets)	185,254

		6,721,392

Canada – 1.6%
18,500	Alamos Gold, Inc. Class A (Metals & Mining)	272,128
13,500	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	244,474
4,000	ATS Corp.* (Machinery)	131,595
2,760	BRP, Inc. (Leisure Products)	185,691
5,450	Canadian Apartment Properties REIT (Residential REITs)	169,638
10,718	Canadian National Railway Co. (Ground Transportation)	1,301,594
17,910	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	1,357,187
57,009	Canadian Pacific Kansas City Ltd. (Ground Transportation)	4,471,587
8,180	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	213,495
28,700	Capstone Copper Corp.* (Metals & Mining)	198,679
5,360	Celestica, Inc.* (Electronic Equipment, Instruments & Components)	232,092
37,800	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	333,340
9,349	Descartes Systems Group, Inc.* (Software)	867,420
12,200	Element Fleet Management Corp. (Commerical Services & Supplies)	194,700

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
5,850	Empire Co. Ltd. Class A (Consumer Staples Distribution & Retail)	$136,280
13,120	Filo Corp.* (Metals & Mining)	235,114
6,510	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	225,662
4,544	Intact Financial Corp. (Insurance)	746,864
9,450	Interfor Corp.* (Paper & Forest Products)	119,923
8,400	Keyera Corp. (Oil, Gas & Consumable Fuels)	215,514
2,538	Methanex Corp. (Chemicals)	121,596
17,200	Osisko Gold Royalties Ltd. (Metals & Mining)	264,250
8,300	Quebecor, Inc. Class B (Diversified Telecommunication Services)	171,770
17,844	Shopify, Inc. Class A* (IT Services)	1,252,649
2,970	Stantec, Inc. (Construction & Engineering)	236,474
25,063	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	956,350
9,060	Thomson Reuters Corp. (Professional Services)	1,368,427
1,947	Toromont Industries Ltd. (Trading Companies & Distributors)	178,202
16,907	Toronto-Dominion Bank (Banks)	1,003,011

		17,405,706

Cayman Islands* – 0.0%
10,616	Legend Biotech Corp. (Biotechnology)	464,344

Chile – 0.0%
54,828	Cencosud SA (Consumer Staples Distribution & Retail)	93,951
10,558,250	Latam Airlines Group SA* (Passenger Airlines)	142,859

		236,810

China – 2.6%
14,950	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	47,580
1,137,450	Agricultural Bank of China Ltd. Class H (Banks)	507,201
174,250	Alibaba Group Holding Ltd. (Broadline Retail)	1,631,513
358,100	Aluminum Corp. of China Ltd. Class H (Metals & Mining)	237,497
3,800	Anker Innovations Technology Co. Ltd. Class A (Technology Hardware, Storage & Peripherals)	45,067
19,300	Avary Holding Shenzhen Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	63,917

Shares	Description	Value

Common Stocks (continued)

China (continued)
70,100	Baidu, Inc. Class A* (Interactive Media & Services)	$908,186
401,400	Baoshan Iron & Steel Co. Ltd. Class A (Metals & Mining)	383,753
45,100	BYD Electronic International Co. Ltd. (Communications Equipment)	151,932
1,380,111	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	124,371
954,650	China CITIC Bank Corp. Ltd. Class H (Banks)	558,502
471,000	China Construction Bank Corp. Class H (Banks)	304,733
229,750	China Feihe Ltd.(a) (Food Products)	125,642
28,600	China Mengniu Dairy Co. Ltd. (Food Products)	59,244
551,600	China National Building Material Co. Ltd. Class H (Construction Materials)	213,435
709,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	423,203
124,150	China Resources Land Ltd. (Real Estate Management & Development)	446,423
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	124,806
234,650	China Taiping Insurance Holdings Co. Ltd. (Insurance)	214,544
195,900	CITIC Ltd. (Industrial Conglomerates)	185,400
434,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	356,371
9,600	Eastroc Beverage Group Co. Ltd. Class A (Beverages)	281,739
11,900	Empyrean Technology Co. Ltd. Class A (Software)	128,098
278,150	Geely Automobile Holdings Ltd. (Automobiles)	334,770
26,400	GoerTek, Inc. Class A (Electronic Equipment, Instruments & Components)	57,227
62,700	Gree Electric Appliances, Inc. of Zhuhai Class A (Household Durables)	363,127
38,300	GRG Banking Equipment Co. Ltd. Class A (Technology Hardware, Storage & Peripherals)	62,657
228,000	Guotai Junan Securities Co. Ltd. Class A (Capital Markets)	430,816
7,390	Hello Group, Inc. (Interactive Media & Services)	43,084
21,600	Hoyuan Green Energy Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	65,323

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

China (continued)
61,300	Huatai Securities Co. Ltd. Class A (Capital Markets)	$115,730
3,415	Hwatsing Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	79,945
21,696	iQIYI, Inc.* (Entertainment)	105,226
19,500	JA Solar Technology Co. Ltd. Class A* (Semiconductors & Semiconductor Equipment)	38,176
74,800	JD.com, Inc. Class A (Broadline Retail)	1,077,746
1,161	JOYY, Inc. (Interactive Media & Services)	37,872
137,150	Kuaishou Technology*(a) (Interactive Media & Services)	961,518
205,600	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	231,251
19,050	Li Auto, Inc. Class A* (Automobiles)	249,591
19,800	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	51,834
81,100	Lingyi iTech Guangdong Co. Class A (Electronic Equipment, Instruments & Components)	57,897
2,800	Maxscend Microelectronics Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	34,827
8,500	NAURA Technology Group Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	371,567
92,150	NetEase, Inc. (Entertainment)	1,727,317
18,750	New Oriental Education & Technology Group, Inc.* (Diversified Consumer Services)	480,926
6,940	PDD Holdings, Inc.* (Broadline Retail)	868,749
725,350	People’s Insurance Co. Group of China Ltd. Class H (Insurance)	238,078
47,150	Pop Mart International Group Ltd.(a) (Specialty Retail)	201,775
108,200	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	73,860
38,400	Shanghai RAAS Blood Products Co. Ltd. Class A (Biotechnology)	37,911
12,200	Shenzhen Goodix Technology Co. Ltd. Class A* (Semiconductors & Semiconductor Equipment)	102,783
4,500	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Supplies)	188,626
11,200	Shenzhen SC New Energy Technology Corp. Class A (Semiconductors & Semiconductor Equipment)	105,720

Shares	Description	Value

Common Stocks (continued)

China (continued)
5,751	Shenzhen Transsion Holdings Co. Ltd. Class A (Technology Hardware, Storage & Peripherals)	$114,169
42,150	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	106,444
38,750	Sinotruk Hong Kong Ltd. (Machinery)	96,437
149,716	Tencent Holdings Ltd. (Interactive Media & Services)	6,570,015
36,900	Tencent Music Entertainment Group ADR* (Entertainment)	463,095
72,300	Tongcheng Travel Holdings Ltd.* (Hotels, Restaurants & Leisure)	190,285
30,250	Trip.com Group Ltd.* (Hotels, Restaurants & Leisure)	1,465,770
4,187	Vipshop Holdings Ltd. (Broadline Retail)	62,972
21,600	Weichai Power Co. Ltd. Class H (Machinery)	44,137
250,600	Weichai Power Co. Ltd. Class A (Machinery)	600,179
23,400	Wuliangye Yibin Co. Ltd. Class A (Beverages)	483,098
125,850	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	218,014
24,626	Xinjiang Daqo New Energy Co. Ltd. Class A* (Semiconductors & Semiconductor Equipment)	82,852
236,150	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	140,939
21,626	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	789,565
6,300	Zhongji Innolight Co. Ltd. Class A (Communications Equipment)	158,529
94,300	Zhongsheng Group Holdings Ltd. (Specialty Retail)	171,983

		28,077,569

Denmark – 0.9%
9,112	ALK-Abello AS* (Pharmaceuticals)	168,927
6,505	Bavarian Nordic AS* (Biotechnology)	141,956
8,558	Carlsberg AS Class B (Beverages)	1,151,161
3,642	NKT AS* (Electrical Equipment)	302,120
54,171	Novo Nordisk AS Class B (Pharmaceuticals)	6,947,008
3,183	Royal Unibrew AS* (Beverages)	239,704
4,287	Sydbank AS (Banks)	217,992
713	Zealand Pharma AS* (Biotechnology)	63,988

		9,232,856

France – 3.8%
21,922	Air Liquide SA (Chemicals)	4,287,475

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

France (continued)
140,914	Alstom SA (Machinery)	$2,221,942
1,097	Alten SA (IT Services)	128,920
29,764	AXA SA (Insurance)	1,028,393
10,556	BNP Paribas SA (Banks)	759,629
11,222	Capgemini SE (IT Services)	2,358,651
52,129	Carrefour SA (Consumer Staples Distribution & Retail)	876,978
26,070	Cie de Saint-Gobain SA (Building Products)	2,061,685
26,447	Cie Generale des Etablissements Michelin SCA (Automobile Components)	1,016,058
21,488	Danone SA (Food Products)	1,344,877
12,949	Dassault Systemes SE (Software)	508,273
12,446	Edenred SE (Financial Services)	590,586
14,260	Elis SA (Commerical Services & Supplies)	320,157
81,834	Engie SA* (Multi-Utilities)	1,420,688
8,096	EssilorLuxottica SA (Health Care Equipment & Supplies)	1,726,323
14,554	Forvia SE* (Automobile Components)	231,622
1,694	Gecina SA (Office REITs)	172,960
5,794	Kering SA (Textiles, Apparel & Luxury Goods)	2,030,619
9,173	Legrand SA (Electrical Equipment)	942,678
3,160	L’Oreal SA (Personal Products)	1,481,576
4,835	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,971,643
7,584	Pernod Ricard SA (Beverages)	1,147,020
8,446	Rexel SA (Trading Companies & Distributors)	218,919
9,880	Safran SA (Aerospace & Defense)	2,142,301
13,054	Sanofi SA (Pharmaceuticals)	1,289,645
20,713	Schneider Electric SE (Electrical Equipment)	4,722,841
7,519	SCOR SE (Insurance)	245,328
959	Sopra Steria Group (IT Services)	209,981
7,063	SPIE SA (Commerical Services & Supplies)	256,815
10,101	Technip Energies NV (Energy Equipment & Services)	237,879
4,093	Valeo SE (Automobile Components)	51,873
15,756	Vallourec SACA* (Energy Equipment & Services)	271,267
6,010	Vinci SA (Construction & Engineering)	704,228
25,882	Worldline SA*(a) (Financial Services)	268,461

		41,248,291

Shares	Description	Value

Common Stocks (continued)

Germany – 1.7%
4,480	AIXTRON SE (Semiconductors & Semiconductor Equipment)	$104,097
2,300	Allianz SE (Insurance)	652,706
13,646	Beiersdorf AG (Personal Products)	2,051,043
4,378	CompuGroup Medical SE & Co. KGaA (Health Care Technology)	131,147
3,181	CTS Eventim AG & Co. KGaA (Entertainment)	281,292
10,291	Deutsche Boerse AG (Capital Markets)	1,984,022
84,974	Deutsche Telekom AG (Diversified Telecommunication Services)	1,946,377
1,228	Gerresheimer AG (Life Sciences Tools & Services)	132,252
38,631	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,340,613
5,130	KION Group AG (Machinery)	236,431
34,817	Lanxess AG (Chemicals)	984,034
10,012	Merck KGaA (Pharmaceuticals)	1,590,923
2,535	MTU Aero Engines AG (Aerospace & Defense)	610,724
31,228	RWE AG (Independent Power and Renewable Electricity Producers)	1,087,844
24,770	SAP SE (Software)	4,472,648
2,840	Scout24 SE(a) (Interactive Media & Services)	208,620
1,292	Sixt SE (Ground Transportation)	123,703
3,250	Stroeer SE & Co. KGaA (Media)	208,409
15,983	TAG Immobilien AG* (Real Estate Management & Development)	227,241

		18,374,126

Greece* – 0.1%
180,700	Alpha Services & Holdings SA (Banks)	305,133
112,800	Eurobank Ergasias Services & Holdings SA Class A (Banks)	241,964
47,040	National Bank of Greece SA (Banks)	379,521
82,298	Piraeus Financial Holdings SA (Banks)	329,682

		1,256,300

Hong Kong – 0.3%
201,900	AIA Group Ltd. (Insurance)	1,478,787
134,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	147,897
46,603	Hopson Development Holdings Ltd.* (Real Estate Management & Development)	22,146
242,250	Kunlun Energy Co. Ltd. (Gas Utilities)	234,832
104,400	Link REIT (Retail REITs)	447,332

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
335,850	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	$114,760
36,000	Techtronic Industries Co. Ltd. (Machinery)	497,494

		2,943,248

Hungary – 0.0%
3,450	OTP Bank Nyrt (Banks)	171,194

India – 2.2%
6,350	ABB India Ltd. (Electrical Equipment)	497,224
48,772	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	772,648
4,554	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	323,903
5,050	Apollo Tyres Ltd. (Automobile Components)	30,781
91,573	Ashok Leyland Ltd. (Machinery)	210,885
23,959	Axis Bank Ltd. (Banks)	334,422
5,267	Bajaj Auto Ltd. (Automobiles)	562,293
2,234	Bajaj Finance Ltd. (Consumer Finance)	185,315
127,400	Bank of Baroda (Banks)	428,359
435,185	Bharat Electronics Ltd. (Aerospace & Defense)	1,216,939
27,698	Bharti Airtel Ltd. (Wireless Telecommunication Services)	438,423
16,350	Birlasoft Ltd. (Software)	126,859
3,400	BSE Ltd. (Capital Markets)	112,875
16,650	Canara Bank (Banks)	123,762
21,449	Chambal Fertilisers & Chemicals Ltd. (Chemicals)	108,859
110,500	Coal India Ltd. (Oil, Gas & Consumable Fuels)	600,782
12,400	Cochin Shipyard Ltd.(a) (Machinery)	193,468
2,950	Colgate-Palmolive India Ltd. (Personal Products)	99,833
8,000	Cummins India Ltd. (Machinery)	313,232
3,684	Dixon Technologies India Ltd. (Household Durables)	367,670
82,026	DLF Ltd. (Real Estate Management & Development)	873,955
3,100	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	230,044
3,800	Fertilisers & Chemicals Travancore Ltd. (Chemicals)	32,499
2,300	Godrej Properties Ltd.* (Real Estate Management & Development)	72,695
13,702	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Chemicals)	116,825
67,801	HDFC Bank Ltd. (Banks)	1,231,306

Shares	Description	Value

Common Stocks (continued)

India (continued)
21,699	HDFC Life Insurance Co. Ltd.(a) (Insurance)	$151,460
57,800	Hindalco Industries Ltd.(a) (Metals & Mining)	444,526
1,000	Hindustan Aeronautics Ltd. (Aerospace & Defense)	47,192
126,571	ICICI Bank Ltd. (Banks)	2,635,083
64,215	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	442,500
10,800	InterGlobe Aviation Ltd.*(a) (Passenger Airlines)	514,986
14,200	KPIT Technologies Ltd. (Software)	253,153
19,895	Larsen & Toubro Ltd. (Construction & Engineering)	855,205
3,350	Lupin Ltd. (Pharmaceuticals)	65,962
20,000	Max Healthcare Institute Ltd. (Health Care Providers & Services)	200,979
6,350	Natco Pharma Ltd. (Pharmaceuticals)	77,182
36,450	NMDC Ltd. (Metals & Mining)	110,614
6,600	Oil India Ltd. (Oil, Gas & Consumable Fuels)	48,799
750	Oracle Financial Services Software Ltd. (Software)	68,083
3,500	Persistent Systems Ltd. (IT Services)	140,798
2,000	Phoenix Mills Ltd. (Real Estate Management & Development)	75,430
5,650	PI Industries Ltd. (Chemicals)	246,934
4,223	Polycab India Ltd. (Electrical Equipment)	286,575
44,943	Power Finance Corp. Ltd. (Financial Services)	236,906
107,150	Power Grid Corp. of India Ltd. (Electric Utilities)	386,466
95,300	Punjab National Bank (Banks)	160,724
28,760	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	1,009,599
163,449	Samvardhana Motherson International Ltd. (Automobile Components)	255,979
4,250	Shriram Finance Ltd. (Consumer Finance)	129,668
4,981	Siemens Ltd. (Industrial Conglomerates)	348,015
11,100	Sun TV Network Ltd. (Media)	87,062
1,400	Supreme Industries Ltd. (Chemicals)	84,791
12,470	Tata Consultancy Services Ltd. (IT Services)	569,132
62,550	Tata Motors Ltd. (Automobiles)	754,294
99,000	Tata Power Co. Ltd. (Electric Utilities)	531,309
6,546	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	280,871

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

India (continued)
2,850	Trent Ltd. (Specialty Retail)	$150,437
14,072	TVS Motor Co. Ltd. (Automobiles)	346,486
26,600	United Spirits Ltd. (Beverages)	374,200
34,894	Varun Beverages Ltd. (Beverages)	617,268
17,250	Zensar Technologies Ltd. (IT Services)	126,357
540,406	Zomato Ltd.* (Hotels, Restaurants & Leisure)	1,247,217

		23,968,098

Indonesia – 0.2%
1,382,100	Adaro Energy Indonesia Tbk. PT (Oil, Gas & Consumable Fuels)	230,350
395,800	Bank Central Asia Tbk. PT (Banks)	237,989
2,900,600	Bank Mandiri Persero Tbk. PT (Banks)	1,226,016
1,570,550	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	475,411

		2,169,766

Ireland – 1.6%
143,501	AIB Group PLC (Banks)	742,786
6,340	Aon PLC Class A (Insurance)	1,787,943
18,054	Bank of Ireland Group PLC (Banks)	192,626
76,613	Experian PLC (Professional Services)	3,090,104
9,600	ICON PLC* (Life Sciences Tools & Services)	2,859,648
11,785	Keywords Studios PLC (IT Services)	168,280
6,260	Linde PLC (Chemicals)	2,760,410
41,258	Medtronic PLC (Health Care Equipment & Supplies)	3,310,542
19,044	Ryanair Holdings PLC (Passenger Airlines)	2,593,793
2,418	Weatherford International PLC* (Energy Equipment & Services)	298,913

		17,805,045

Israel* – 0.1%
5,722	Check Point Software Technologies Ltd. (Software)	854,981
939	CyberArk Software Ltd. (Software)	224,656
1,440	Nova Ltd. (Semiconductors & Semiconductor Equipment)	244,656

		1,324,293

Italy – 1.1%
27,047	Banca Mediolanum SpA (Financial Services)	292,691
17,621	BFF Bank SpA(a) (Financial Services)	226,124
2,536	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	258,830
7,131	Buzzi SpA (Construction Materials)	256,932

Shares	Description	Value

Common Stocks (continued)

Italy (continued)
333,427	Enel SpA (Electric Utilities)	$2,191,429
76,660	Eni SpA (Oil, Gas & Consumable Fuels)	1,231,289
5,743	ERG SpA (Independent Power and Renewable Electricity Producers)	154,656
7,760	Ferrari NV (Automobiles)	3,191,491
47,672	Hera SpA (Multi-Utilities)	172,119
395,037	Intesa Sanpaolo SpA (Banks)	1,478,626
53,442	UniCredit SpA (Banks)	1,961,555

		11,415,742

Japan – 3.3%
8,900	ABC-Mart, Inc. (Specialty Retail)	177,273
10,600	ADEKA Corp. (Chemicals)	220,276
18,200	Air Water, Inc. (Chemicals)	273,277
12,964	Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	384,901
26,200	Amada Co. Ltd. (Machinery)	286,158
6,600	Amano Corp. (Electronic Equipment, Instruments & Components)	158,738
13,900	Amvis Holdings, Inc. (Health Care Providers & Services)	189,637
6,800	Asics Corp. (Textiles, Apparel & Luxury Goods)	291,464
7,500	BIPROGY, Inc. (IT Services)	218,186
7,400	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	203,332
32,200	Chiba Bank Ltd. (Banks)	271,995
41,800	Concordia Financial Group Ltd. (Banks)	225,224
15,600	Credit Saison Co. Ltd. (Consumer Finance)	287,963
8,200	Daikin Industries Ltd. (Building Products)	1,119,229
76,500	Denso Corp. (Automobile Components)	1,303,798
12,400	DMG Mori Co. Ltd. (Machinery)	331,483
74,400	FANUC Corp. (Machinery)	2,203,675
11,100	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	210,751
11,600	Food & Life Cos. Ltd. (Hotels, Restaurants & Leisure)	219,250
18,100	Fuji Media Holdings, Inc. (Media)	215,126
50,200	Fujitsu Ltd. (IT Services)	775,497
6,400	Fuso Chemical Co. Ltd. (Chemicals)	164,373
2,000	GMO Payment Gateway, Inc. (Financial Services)	91,482
15,500	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	175,138

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
7,300	Hitachi Construction Machinery Co. Ltd. (Machinery)	$208,505
30,800	Hitachi Ltd. (Industrial Conglomerates)	2,841,629
5,500	Hoya Corp. (Health Care Equipment & Supplies)	637,669
20,000	IDOM, Inc. (Specialty Retail)	177,028
23,500	INFRONEER Holdings, Inc. (Construction & Engineering)	208,108
9,700	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	164,114
489	Invincible Investment Corp. (Hotel & Resort REITs)	219,092
16,200	J Front Retailing Co. Ltd. (Broadline Retail)	141,083
251	Japan Metropolitan Fund Invest (Retail REITs)	151,536
5,300	JINS Holdings, Inc. (Specialty Retail)	111,347
11,800	Kajima Corp. (Construction & Engineering)	226,054
10,600	Kamigumi Co. Ltd. (Transportation Infrastructure)	228,913
181	KDX Realty Investment Corp. (Diversified REITs)	178,527
12,000	Kinden Corp. (Construction & Engineering)	228,973
11,800	KOMEDA Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	193,682
10,000	Kose Corp. (Personal Products)	515,641
23,800	Kubota Corp. (Machinery)	381,745
80,100	Kyocera Corp. (Electronic Equipment, Instruments & Components)	976,310
72,400	Mebuki Financial Group, Inc. (Banks)	256,124
68,600	Mitsubishi Electric Corp. (Electrical Equipment)	1,195,693
80	Mitsui Fudosan Logistics Park, Inc. (Industrial REITs)	229,508
8,000	Monogatari Corp. (Hotels, Restaurants & Leisure)	216,146
85,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,556,788
9,200	Nifco, Inc. (Automobile Components)	222,396
18,900	NOF Corp. (Chemicals)	253,561
4,500	OKUMA Corp. (Machinery)	202,113
67,400	Olympus Corp. (Health Care Equipment & Supplies)	938,862
89,600	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,454,723

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
27,500	Rengo Co. Ltd. (Containers & Packaging)	$206,191
9,400	Rohto Pharmaceutical Co. Ltd. (Personal Products)	183,398
6,100	Sankyu, Inc. (Air Freight & Logistics)	211,485
2,100	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	216,672
174,200	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	2,250,872
17,100	SG Holdings Co. Ltd. (Air Freight & Logistics)	200,157
22,800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	882,564
1,900	SMC Corp. (Machinery)	998,196
8,600	Socionext, Inc. (Semiconductors & Semiconductor Equipment)	251,426
12,400	Sojitz Corp. (Trading Companies & Distributors)	319,261
15,400	Sony Group Corp. (Household Durables)	1,272,831
8,600	Sumitomo Osaka Cement Co. Ltd. (Construction Materials)	213,522
5,200	Suzuken Co. Ltd. (Health Care Providers & Services)	153,575
44,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,172,180
11,500	TechnoPro Holdings, Inc. (Professional Services)	195,884
53,900	Terumo Corp. (Health Care Equipment & Supplies)	914,366
9,100	TIS, Inc. (IT Services)	194,345
36,100	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	264,478
5,700	Toyo Suisan Kaisha Ltd. (Food Products)	356,445
8,400	Yamazaki Baking Co. Ltd. (Food Products)	203,308
5,400	Yokohama Rubber Co. Ltd. (Automobile Components)	141,341
26,100	ZOZO, Inc. (Specialty Retail)	562,154

		35,678,747

Jordan – 0.0%
7,479	Hikma Pharmaceuticals PLC (Pharmaceuticals)	179,575

Luxembourg – 0.0%
2,894	Orion SA (Chemicals)	68,472
5,574	Ternium SA (Metals & Mining)	234,665

		303,137

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Macau – 0.0%
137,200	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure)	$231,586

Malaysia – 0.1%
413,050	CIMB Group Holdings Bhd. (Banks)	570,847
151,800	RHB Bank Bhd. (Banks)	174,738

		745,585

Mexico – 0.4%
15,850	Banco del Bajio SA(a) (Banks)	58,438
59,700	Cemex SAB de CV* (Construction Materials)	472,227
952	Coca-Cola Femsa SAB de CV (Beverages)	94,391
59,850	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	211,754
3,250	Fomento Economico Mexicano SAB de CV (Beverages)	382,395
11,150	Gruma SAB de CV Class B (Food Products)	218,994
11,600	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	398,466
75,850	Grupo Financiero Banorte SAB de CV Class O (Banks)	750,718
19,300	Grupo Financiero Inbursa SAB de CV Class O* (Banks)	53,481
50,900	Grupo Mexico SAB de CV (Metals & Mining)	314,508
170,200	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	354,295
20,900	Regional SAB de CV (Banks)	188,763
2,950	Vista Energy SAB de CV* (Oil, Gas & Consumable Fuels)	127,292
65,300	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	243,654

		3,869,376

Netherlands – 1.6%
1,390	Adyen NV*(a) (Financial Services)	1,665,220
30,650	Akzo Nobel NV (Chemicals)	2,022,347
2,438	Arcadis NV (Professional Services)	150,568
1,849	Argenx SE* (Biotechnology)	694,299
3,620	ASM International NV (Semiconductors & Semiconductor Equipment)	2,277,121
5,023	ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,382,417
5,866	ASR Nederland NV (Insurance)	293,532
9,810	Expro Group Holdings NV* (Energy Equipment & Services)	184,036

Shares	Description	Value

Common Stocks (continued)

Netherlands (continued)
4,769	Heineken NV (Beverages)	$464,117
174,716	ING Groep NV (Banks)	2,762,306
92,346	Koninklijke Philips NV (Health Care Equipment & Supplies)	2,452,358
34,000	NEPI Rockcastle NV (Real Estate Management & Development)	229,422

		17,577,743

Norway – 0.0%
71,912	Var Energi ASA (Oil, Gas & Consumable Fuels)	233,464

Philippines – 0.0%
44,700	Metropolitan Bank & Trust Co. (Banks)	54,087

Poland – 0.1%
12,300	Bank Polska Kasa Opieki SA (Banks)	509,224
400	Budimex SA (Construction & Engineering)	67,665
1,231	Dino Polska SA*(a) (Consumer Staples Distribution & Retail)	117,933
43,600	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	647,334

		1,342,156

Portugal – 0.1%
47,472	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	1,019,754
165,213	Sonae SGPS SA (Consumer Staples Distribution & Retail)	165,422

		1,185,176

Qatar – 0.0%
4,556	Barwa Real Estate Co. (Real Estate Management & Development)	3,511
39,850	Ooredoo QPSC (Diversified Telecommunication Services)	109,338

		112,849

Russia(b) – 0.0%
61,284	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
5,200	LUKOIL PJSC* (Oil, Gas & Consumable Fuels)	—
2,390	Magnit PJSC (Consumer Staples Distribution & Retail)	—
3,393	Novolipetsk Steel PJSC* (Metals & Mining)	—
5,650	PhosAgro PJSC* (Chemicals)	—
19,000	Surgutneftegas PJSC* (Oil, Gas & Consumable Fuels)	—
23,847	VTB Bank PJSC* (Banks)	—

		—

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Singapore – 0.3%
129,800	CapitaLand Ascendas REIT (Industrial REITs)	$245,870
52,250	DBS Group Holdings Ltd. (Banks)	1,330,149
56,800	Sembcorp Industries Ltd. (Multi-Utilities)	221,979
42,000	United Overseas Bank Ltd. (Banks)	932,013

		2,730,011

South Africa – 0.1%
11,100	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	106,350
45,794	Harmony Gold Mining Co. Ltd. (Metals & Mining)	392,455
69,450	Impala Platinum Holdings Ltd. (Metals & Mining)	309,160
15,015	Investec Ltd. (Capital Markets)	95,700

		903,665

South Korea – 2.1%
1,785	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals)	133,982
400	CJ CheilJedang Corp. (Food Products)	96,955
1,650	Classys, Inc. (Health Care Equipment & Supplies)	44,905
750	Cosmax, Inc. (Personal Products)	75,669
150,969	Coupang, Inc.* (Broadline Retail)	3,396,803
4,700	Doosan Bobcat, Inc. (Machinery)	175,662
2,400	GS Holdings Corp. (Industrial Conglomerates)	77,596
1,500	Hankook Tire & Technology Co. Ltd. (Automobile Components)	63,648
1,400	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	318,924
3,277	Hanmi Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	312,058
2,828	Hanwha Aerospace Co. Ltd. (Aerospace & Defense)	429,563
34,550	Hanwha Life Insurance Co. Ltd. (Insurance)	73,287
3,100	HD Hyundai Co. Ltd. (Oil, Gas & Consumable Fuels)	150,080
1,727	HD Hyundai Electric Co. Ltd. (Electrical Equipment)	304,668
550	Hyosung Heavy Industries Corp. (Electrical Equipment)	122,735
12,850	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	327,356
650	Hyundai Motor Co. (Automobiles)	116,919
16,550	Hyundai Steel Co. (Metals & Mining)	384,306
7,478	KB Financial Group, Inc. (Banks)	405,584
950	KCC Corp. (Chemicals)	171,970

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
17,142	Kia Corp. (Automobiles)	$1,452,314
4,841	Korea Aerospace Industries Ltd. (Aerospace & Defense)	180,255
6,400	Korea Investment Holdings Co. Ltd. (Capital Markets)	309,335
1,250	LG H&H Co. Ltd. (Personal Products)	376,635
5,450	NAVER Corp. (Interactive Media & Services)	718,852
330	NongShim Co. Ltd. (Food Products)	94,756
2,200	OCI Holdings Co. Ltd. (Chemicals)	149,891
6,850	Poongsan Corp. (Metals & Mining)	320,080
683	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	383,885
7,650	Samsung E&A Co. Ltd.* (Construction & Engineering)	145,039
82,641	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	8,002,361
4,300	Shinhan Financial Group Co. Ltd. (Banks)	144,468
19,142	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	2,362,230
1	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	79
41,505	Woori Financial Group, Inc. (Banks)	425,332

		22,248,182

Spain – 0.4%
6,817	Aena SME SA(a) (Transportation Infrastructure)	1,242,327
31,669	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	2,010,156
173,533	Banco de Sabadell SA (Banks)	331,483
5,069	CIE Automotive SA (Automobile Components)	133,988
55,757	Iberdrola SA (Electric Utilities)	683,669

		4,401,623

Sweden – 0.3%
10,987	AAK AB (Food Products)	282,603
15,191	Assa Abloy AB Class B (Building Products)	401,368
21,555	Castellum AB* (Real Estate Management & Development)	256,116
14,110	Evolution AB(a) (Hotels, Restaurants & Leisure)	1,558,945
6,330	Loomis AB (Commerical Services & Supplies)	161,774
3,273	Saab AB Class B (Aerospace & Defense)	259,119
27,369	Securitas AB Class B (Commerical Services & Supplies)	274,281

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Sweden (continued)
9,598	Trelleborg AB Class B (Machinery)	$338,257

		3,532,463

Switzerland – 1.2%
1,286	BKW AG (Electric Utilities)	190,891
13,409	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	1,853,486
15,785	Julius Baer Group Ltd. (Capital Markets)	846,997
30,569	Novartis AG (Pharmaceuticals)	2,966,950
2,309	PSP Swiss Property AG (Real Estate Management & Development)	285,442
2,737	Sika AG (Chemicals)	778,571
2,404	Sonova Holding AG (Health Care Equipment & Supplies)	664,543
645	Tecan Group AG (Life Sciences Tools & Services)	227,547
110,765	UBS Group AG (Capital Markets)	2,909,051
402	VAT Group AG(a) (Machinery)	200,140
3,102	Zurich Insurance Group AG (Insurance)	1,501,511

		12,425,129

Taiwan – 2.0%
67,350	Accton Technology Corp. (Communications Equipment)	943,533
6,500	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	613,047
25,350	Arcadyan Technology Corp. (Communications Equipment)	133,645
11,550	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	151,452
30,350	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	187,885
879,550	China Development Financial Holding Corp.* (Insurance)	367,690
371,850	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	405,599
1,064,750	CTBC Financial Holding Co. Ltd. (Banks)	1,111,299
43,500	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	278,105
15,350	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	241,519
23,250	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	117,023

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
7,958	Faraday Technology Corp. (Semiconductors & Semiconductor Equipment)	$70,782
117,600	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,060,563
24,400	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	116,152
4,500	International Games System Co. Ltd. (Entertainment)	137,616
2,850	King Slide Works Co. Ltd. (Technology Hardware, Storage & Peripherals)	106,011
45,250	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,364,340
10,050	MPI Corp. (Semiconductors & Semiconductor Equipment)	134,886
117,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	236,158
30,350	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	647,857
79,550	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	624,327
16,550	Raydium Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	215,744
7,450	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	117,525
211,150	SinoPac Financial Holdings Co. Ltd. (Banks)	142,054
428,426	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	11,547,556
16,550	Tong Yang Industry Co. Ltd. (Automobile Components)	60,246
19,700	Wistron Corp. (Technology Hardware, Storage & Peripherals)	67,454
5,800	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	412,607
53,600	Yuanta Financial Holding Co. Ltd. (Financial Services)	50,279

		21,662,954

Thailand – 0.2%
156,150	Bangchak Corp. PCL (Oil, Gas & Consumable Fuels)	175,884
62,700	Bangkok Bank PCL (Banks)	231,326
509,400	Bangkok Dusit Medical Services PCL (Health Care Providers & Services)	397,781

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Thailand (continued)
41,850	Bumrungrad Hospital PCL (Health Care Providers & Services)	$276,221
102,650	Krung Thai Bank PCL (Banks)	46,425
115,150	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	481,706
33,900	SCB X PCL (Banks)	97,079
6,100,600	TMBThanachart Bank PCL (Banks)	297,273

		2,003,695

Turkey – 0.1%
9,061	Eldorado Gold Corp.* (Metals & Mining)	129,210
47,148	KOC Holding AS (Industrial Conglomerates)	329,157
3,950	Migros Ticaret AS (Consumer Staples Distribution & Retail)	53,909
135,800	Turkiye Is Bankasi AS Class C (Banks)	57,488
31,450	Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	190,139

		759,903

United Arab Emirates – 0.2%
165,722	Abu Dhabi Commercial Bank PJSC (Banks)	376,302
79,065	Abu Dhabi Islamic Bank PJSC (Banks)	240,237
48,100	Aldar Properties PJSC (Real Estate Management & Development)	71,504
58,600	Dubai Islamic Bank PJSC (Banks)	88,708
504,858	Emaar Properties PJSC* (Real Estate Management & Development)	1,128,505
136,897	Emirates NBD Bank PJSC (Banks)	633,627

		2,538,883

United Kingdom – 5.2%
3,345	4imprint Group PLC (Media)	258,529
32,434	AstraZeneca PLC (Pharmaceuticals)	4,905,606
37,210	B&M European Value Retail SA (Broadline Retail)	240,137
47,087	Balfour Beatty PLC (Construction & Engineering)	213,539
1,090,333	Barclays PLC (Banks)	2,749,048
32,835	Beazley PLC (Insurance)	271,669
9,238	Berkeley Group Holdings PLC (Household Durables)	542,507
431,227	BP PLC (Oil, Gas & Consumable Fuels)	2,779,533
24,190	Breedon Group PLC (Construction Materials)	108,693
46,232	British American Tobacco PLC (Tobacco)	1,357,199
61,283	British Land Co. PLC (Diversified REITs)	295,516

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
147,903	Compass Group PLC (Hotels, Restaurants & Leisure)	$4,113,731
6,484	Computacenter PLC (IT Services)	207,880
75,858	ConvaTec Group PLC(a) (Health Care Equipment & Supplies)	236,018
3,619	Cranswick PLC (Food Products)	194,359
91,400	Diageo PLC (Beverages)	3,158,754
5,769	Diploma PLC (Trading Companies & Distributors)	260,762
67,803	DS Smith PLC (Containers & Packaging)	295,386
5,380	Endava PLC* (IT Services)	156,020
15,565	Entain PLC (Hotels, Restaurants & Leisure)	151,855
23,052	Ferguson PLC (Trading Companies & Distributors)	4,847,896
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	745
86,002	GSK PLC (Pharmaceuticals)	1,784,276
26,381	IG Group Holdings PLC (Capital Markets)	246,168
11,943	IMI PLC (Machinery)	260,151
823	Immunocore Holdings PLC* (Biotechnology)	48,623
11,828	Indivior PLC* (Pharmaceuticals)	212,329
14,301	Intermediate Capital Group PLC (Capital Markets)	372,740
44,763	J Sainsbury PLC (Consumer Staples Distribution & Retail)	146,830
155,800	JD Sports Fashion PLC (Specialty Retail)	223,055
15,172	JET2 PLC (Passenger Airlines)	271,315
152,055	Kingfisher PLC (Specialty Retail)	468,379
286,990	Legal & General Group PLC (Insurance)	842,459
11,449	London Stock Exchange Group PLC (Capital Markets)	1,262,139
86,687	Man Group PLC (Capital Markets)	277,997
192,418	NatWest Group PLC (Banks)	726,259
3,457	Noble Corp. PLC (Energy Equipment & Services)	153,422
8,298	Nomad Foods Ltd. (Food Products)	149,862
316,779	Prudential PLC (Insurance)	2,755,137
40,481	Reckitt Benckiser Group PLC (Household Products)	2,263,171
77,201	RELX PLC (Professional Services)	3,172,783
12,736	Rio Tinto PLC (Metals & Mining)	861,727
1,112,694	Rolls-Royce Holdings PLC* (Aerospace & Defense)	5,705,921
14,988	Safestore Holdings PLC (Specialized REITs)	144,452
57,542	Segro PLC (Industrial REITs)	605,234
112,033	Serco Group PLC (Commerical Services & Supplies)	256,463

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
79,821	Shell PLC (Oil, Gas & Consumable Fuels)	$2,852,307
228,628	Tesco PLC (Consumer Staples Distribution & Retail)	844,110
104,532	Tritax Big Box REIT PLC (Industrial REITs)	197,444
10,898	Weir Group PLC (Machinery)	278,088
54,036	WH Smith PLC (Specialty Retail)	739,120
4,836	Whitbread PLC (Hotels, Restaurants & Leisure)	190,600

		55,657,943

United States – 56.4%
2,229	AAR Corp.* (Aerospace & Defense)	154,113
56,948	Abbott Laboratories (Health Care Equipment & Supplies)	6,034,780
14,164	AbbVie, Inc. (Biotechnology)	2,303,633
24,671	Accenture PLC Class A (IT Services)	7,423,751
1,150	Acuity Brands, Inc. (Electrical Equipment)	285,545
841	Addus HomeCare Corp.* (Health Care Providers & Services)	80,862
13,303	Adeia, Inc. (Software)	130,902
5,113	Adobe, Inc.* (Software)	2,366,450
5,748	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	910,368
5,113	Affirm Holdings, Inc.* (Financial Services)	163,002
5,850	Agios Pharmaceuticals, Inc.* (Biotechnology)	190,125
6,140	Agree Realty Corp. (Retail REITs)	351,331
2,245	Alamo Group, Inc. (Machinery)	436,383
12,301	Alight, Inc. Class A* (Professional Services)	110,955
2,286	Allegiant Travel Co. (Passenger Airlines)	124,724
3,613	Allison Transmission Holdings, Inc. (Machinery)	265,736
35,668	Allstate Corp. (Insurance)	6,065,700
146,440	Alphabet, Inc. Class A* (Interactive Media & Services)	23,837,503
142,597	Amazon.com, Inc.* (Broadline Retail)	24,954,475
1,023	Amedisys, Inc.* (Health Care Providers & Services)	94,167
117,949	American International Group, Inc. (Insurance)	8,882,739
10,244	Ameris Bancorp (Banks)	486,385
5,666	AMERISAFE, Inc. (Insurance)	258,370
2,833	Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	91,648

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,166	AMN Healthcare Services, Inc.* (Health Care Providers & Services)	$129,917
26,414	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	3,190,019
147,095	Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	5,002,701
3,275	Appfolio, Inc. Class A* (Software)	742,704
52,145	Apple, Inc. (Technology Hardware, Storage & Peripherals)	8,881,858
6,424	Archrock, Inc. (Energy Equipment & Services)	123,277
19,548	Arcutis Biotherapeutics, Inc.* (Biotechnology)	162,639
960	Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	122,563
14,171	Artivion, Inc.* (Health Care Equipment & Supplies)	278,035
1,825	Asbury Automotive Group, Inc.* (Specialty Retail)	383,688
1,691	Ashland, Inc. (Chemicals)	161,203
1,347	Atkore, Inc. (Electrical Equipment)	236,129
22,044	Atlassian Corp. Class A* (Software)	3,798,181
3,535	Atmus Filtration Technologies, Inc.* (Machinery)	107,075
9,500	AtriCure, Inc.* (Health Care Equipment & Supplies)	229,140
67,525	Aurora Innovation, Inc.* (Software)	187,382
13,896	Avient Corp. (Chemicals)	589,468
5,484	Avnet, Inc. (Electronic Equipment, Instruments & Components)	268,003
814	Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	84,265
5,489	Azenta, Inc.* (Life Sciences Tools & Services)	287,953
3,409	Balchem Corp. (Chemicals)	481,964
176,493	Bank of America Corp. (Banks)	6,532,006
3,474	Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	342,293
3,973	Beazer Homes USA, Inc.* (Household Durables)	111,363
22,839	Becton Dickinson & Co. (Health Care Equipment & Supplies)	5,358,029
1,537	Belden, Inc. (Electronic Equipment, Instruments & Components)	124,912
2,387	BellRing Brands, Inc.* (Personal Products)	131,691
26,369	Berkshire Hathaway, Inc. Class B* (Financial Services)	10,461,373
36,128	BGC Group, Inc. Class A (Capital Markets)	282,882
36,440	BioCryst Pharmaceuticals, Inc.* (Biotechnology)	150,497

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,663	Blue Bird Corp.* (Machinery)	$87,759
1,101	Boeing Co.* (Aerospace & Defense)	184,792
682	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	2,354,284
4,998	Boot Barn Holdings, Inc.* (Specialty Retail)	532,137
15,916	Bowlero Corp. Class A (Hotels, Restaurants & Leisure)	187,013
1,578	Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	84,439
1,880	Brady Corp. Class A (Commerical Services & Supplies)	110,920
2,182	Brinker International, Inc.* (Hotels, Restaurants & Leisure)	116,955
5,598	Brink’s Co. (Commerical Services & Supplies)	489,601
3,431	BRP Group, Inc. Class A* (Insurance)	91,402
5,077	Bumble, Inc. Class A* (Interactive Media & Services)	51,278
1,745	Cactus, Inc. Class A (Energy Equipment & Services)	86,622
4,561	Cadence Design Systems, Inc.* (Software)	1,257,148
3,491	Caleres, Inc. (Specialty Retail)	128,574
58,828	CarMax, Inc.* (Specialty Retail)	3,998,539
7,113	Cars.com, Inc.* (Interactive Media & Services)	118,858
6,276	Catalyst Pharmaceuticals, Inc.* (Biotechnology)	94,454
14,048	Caterpillar, Inc. (Machinery)	4,700,039
9,779	Cathay General Bancorp (Banks)	336,789
7,850	CBIZ, Inc.* (Professional Services)	558,763
17,920	Central Garden & Pet Co. Class A* (Household Products)	634,906
17,116	ChampionX Corp. (Energy Equipment & Services)	574,584
16,371	Charles Schwab Corp. (Capital Markets)	1,210,635
3,449	Chart Industries, Inc.* (Machinery)	496,863
24,804	Chevron Corp. (Oil, Gas & Consumable Fuels)	4,000,141
606	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	1,914,718
2,450	Chord Energy Corp. (Oil, Gas & Consumable Fuels)	433,601
7,497	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	220,862
11,895	Cigna Group (Health Care Providers & Services)	4,246,991
3,611	Clearfield, Inc.* (Communications Equipment)	108,763
3,110	Cognizant Technology Solutions Corp. Class A (IT Services)	204,265

Shares	Description	Value

Common Stocks (continued)

United States (continued)
7,477	Cohen & Steers, Inc. (Capital Markets)	$514,268
1,267	Commercial Metals Co. (Metals & Mining)	68,089
1,239	Concentrix Corp. (Professional Services)	67,736
60,497	ConocoPhillips (Oil, Gas & Consumable Fuels)	7,599,633
11,108	Constellium SE* (Metals & Mining)	218,717
13,871	CoreCivic, Inc.* (Commerical Services & Supplies)	206,678
4,724	Cousins Properties, Inc. (Office REITs)	108,369
7,741	CryoPort, Inc.* (Life Sciences Tools & Services)	125,327
41,052	Danaher Corp. (Life Sciences Tools & Services)	10,124,244
8,750	Deere & Co. (Machinery)	3,424,837
56,425	Dexcom, Inc.* (Health Care Equipment & Supplies)	7,187,981
16,605	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	3,339,764
3,104	Dime Community Bancshares, Inc. (Banks)	56,493
7,045	DNOW, Inc.* (Trading Companies & Distributors)	99,405
8,783	Dollar General Corp. (Consumer Staples Distribution & Retail)	1,222,506
59,748	Dominion Energy, Inc. (Multi-Utilities)	3,045,953
3,850	Ducommun, Inc.* (Aerospace & Defense)	208,246
20,888	Dynatrace, Inc.* (Software)	946,435
16,132	Ecovyst, Inc.* (Chemicals)	152,125
5,277	Eli Lilly & Co. (Pharmaceuticals)	4,121,865
2,183	Employers Holdings, Inc. (Insurance)	92,974
3,252	Enact Holdings, Inc. (Financial Services)	96,682
502	Encore Wire Corp. (Electrical Equipment)	140,239
1,543	EnerSys (Electrical Equipment)	139,564
3,340	EPAM Systems, Inc.* (IT Services)	785,768
4,561	Equifax, Inc. (Professional Services)	1,004,287
4,664	Essent Group Ltd. (Financial Services)	247,052
46,490	Estee Lauder Cos., Inc. Class A (Personal Products)	6,820,548
2,222	Evercore, Inc. Class A (Capital Markets)	403,293
27,873	Extra Space Storage, Inc. (Specialized REITs)	3,742,786
1,037	Fair Isaac Corp.* (Software)	1,175,263
2,425	Federal Agricultural Mortgage Corp. Class C (Financial Services)	451,365

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
7,320	First Advantage Corp. (Professional Services)	$119,316
1,994	First American Financial Corp. (Insurance)	106,819
4,541	First Merchants Corp. (Banks)	151,760
4,808	First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	122,700
2,888	FirstCash Holdings, Inc. (Consumer Finance)	326,286
33,462	Fiserv, Inc.* (Financial Services)	5,108,644
22,992	Flywire Corp.* (Financial Services)	471,336
18,486	Fortinet, Inc.* (Software)	1,167,945
4,492	Fortrea Holdings, Inc.* (Life Sciences Tools & Services)	164,362
3,990	Fox Factory Holding Corp.* (Automobile Components)	155,291
74,379	Freeport-McMoRan, Inc. (Metals & Mining)	3,714,487
5,778	Frontdoor, Inc.* (Diversified Consumer Services)	177,327
721	FTI Consulting, Inc.* (Professional Services)	154,171
102,166	General Motors Co. (Automobiles)	4,549,452
8,072	Glacier Bancorp, Inc. (Banks)	292,045
7,169	Global Payments, Inc. (Financial Services)	880,138
820	Globant SA* (IT Services)	146,444
8,804	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	438,351
3,265	Grand Canyon Education, Inc.* (Diversified Consumer Services)	424,515
3,117	Granite Construction, Inc. (Construction & Engineering)	172,994
2,018	Griffon Corp. (Building Products)	132,219
546	Group 1 Automotive, Inc. (Specialty Retail)	160,535
3,322	Hackett Group, Inc. (IT Services)	72,054
2,287	Haemonetics Corp.* (Health Care Equipment & Supplies)	210,290
14,606	Halozyme Therapeutics, Inc.* (Biotechnology)	556,489
3,060	Hancock Whitney Corp. (Banks)	138,893
29,921	Hartford Financial Services Group, Inc. (Insurance)	2,899,046
15,398	HCA Healthcare, Inc. (Health Care Providers & Services)	4,770,608
8,235	HealthEquity, Inc.* (Health Care Providers & Services)	649,824
9,270	Heartland Express, Inc. (Ground Transportation)	92,144
2,413	Helen of Troy Ltd.* (Household Durables)	223,709
7,939	Heritage Commerce Corp. (Banks)	63,036

Shares	Description	Value

Common Stocks (continued)

United States (continued)
25,877	Hillman Solutions Corp.* (Machinery)	$247,384
10,730	Home Depot, Inc. (Specialty Retail)	3,586,181
14,008	Honeywell International, Inc. (Industrial Conglomerates)	2,699,762
7,913	Hope Bancorp, Inc. (Banks)	79,288
13,639	Horace Mann Educators Corp. (Insurance)	502,734
3,965	Houlihan Lokey, Inc. (Capital Markets)	505,498
17,373	Howmet Aerospace, Inc. (Aerospace & Defense)	1,159,648
9,755	Humana, Inc. (Health Care Providers & Services)	2,946,888
1,485	Huron Consulting Group, Inc.* (Professional Services)	138,461
3,906	ICF International, Inc. (Professional Services)	563,597
1,835	ICU Medical, Inc.* (Health Care Equipment & Supplies)	179,683
3,850	IDACORP, Inc. (Electric Utilities)	364,903
5,602	Independent Bank Corp. (Banks)	281,444
26,196	Ingersoll Rand, Inc. (Machinery)	2,444,611
862	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	157,375
9,827	Insmed, Inc.* (Biotechnology)	242,923
13,628	Intapp, Inc.* (Software)	421,378
7,262	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	211,833
57,195	Intercontinental Exchange, Inc. (Capital Markets)	7,364,428
3,313	InterDigital, Inc. (Software)	327,092
3,491	International Money Express, Inc.* (Financial Services)	70,623
6,846	Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	491,611
8,926	Intuit, Inc. (Software)	5,584,284
9,929	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	3,679,886
4,585	ITT, Inc. (Machinery)	593,024
16,000	Janus International Group, Inc.* (Building Products)	230,560
54,730	JPMorgan Chase & Co. (Banks)	10,493,930
3,192	Kelly Services, Inc. Class A (Professional Services)	73,224
199,339	KeyCorp (Banks)	2,888,422
14,855	Kinsale Capital Group, Inc. (Insurance)	5,396,079
26,610	KKR & Co., Inc. (Capital Markets)	2,476,593
954	Knife River Corp.* (Construction Materials)	74,593
806,144	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	4,570,836

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

United States (continued)
15,427	L3Harris Technologies, Inc. (Aerospace & Defense)	$3,302,149
16,509	Laboratory Corp. of America Holdings (Health Care Providers & Services)	3,324,417
2,981	Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	198,356
15,758	Laureate Education, Inc. (Diversified Consumer Services)	228,491
21,321	Lear Corp. (Automobile Components)	2,683,674
13,931	Legalzoom.com, Inc.* (Professional Services)	166,475
2,237	Liberty Media Corp.-Liberty Live Class A* (Entertainment)	80,219
2,534	LiveRamp Holdings, Inc.* (Software)	81,367
7,123	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	726,190
25,186	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	631,413
3,178	Martin Marietta Materials, Inc. (Construction Materials)	1,865,708
12,478	Mastercard, Inc. Class A (Financial Services)	5,630,074
11,550	Matador Resources Co. (Oil, Gas & Consumable Fuels)	719,565
1,829	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	710,292
892	Meritage Homes Corp. (Household Durables)	147,840
17,875	Meta Platforms, Inc. Class A (Interactive Media & Services)	7,689,289
85,941	Microsoft Corp. (Software)	33,459,410
7,302	Minerals Technologies, Inc. (Chemicals)	532,243
4,450	Monday.com Ltd.* (Software)	842,518
991	MongoDB, Inc.* (IT Services)	361,893
15,335	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	10,264,176
48,868	Nasdaq, Inc. (Capital Markets)	2,924,750
5,190	National Health Investors, Inc. (Health Care REITs)	327,281
5,880	NCR Voyix Corp.* (Software)	72,030
25,998	Nestle SA (Food Products)	2,610,203
3,889	Netflix, Inc.* (Entertainment)	2,141,439
2,004	New Jersey Resources Corp. (Gas Utilities)	87,555
1,608	Nexstar Media Group, Inc. (Media)	257,376
8,856	Northwestern Energy Group, Inc. (Multi-Utilities)	446,697

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,192	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	$656,048
26,939	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	23,275,835
513	NVR, Inc.* (Household Durables)	3,816,130
30,958	OceanFirst Financial Corp. (Banks)	456,940
9,712	Old National Bancorp (Banks)	160,636
115,515	ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	8,104,532
8,064	O’Reilly Automotive, Inc.* (Specialty Retail)	8,170,929
4,496	Organon & Co. (Pharmaceuticals)	83,671
1,382	OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	181,650
4,554	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	490,830
16,782	Pacific Premier Bancorp, Inc. (Banks)	360,813
5,344	Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	164,595
13,940	Paragon 28, Inc.* (Health Care Equipment & Supplies)	128,527
7,402	Parker-Hannifin Corp. (Machinery)	4,033,424
3,911	Patrick Industries, Inc. (Automobile Components)	408,660
22,032	Patterson-UTI Energy, Inc. (Energy Equipment & Services)	238,386
18,853	Paycor HCM, Inc.* (Professional Services)	327,477
8,760	Paylocity Holding Corp.* (Professional Services)	1,359,202
3,853	Peapack-Gladstone Financial Corp. (Banks)	86,230
7,522	Pediatrix Medical Group, Inc.* (Health Care Providers & Services)	66,720
1,195	Pegasystems, Inc. (Software)	71,007
47,186	Peloton Interactive, Inc. Class A* (Leisure Products)	146,748
1,339	PennyMac Financial Services, Inc. (Financial Services)	114,672
2,040	Penumbra, Inc.* (Health Care Equipment & Supplies)	400,799
32,315	PepsiCo, Inc. (Beverages)	5,684,532
6,282	Perdoceo Education Corp. (Diversified Consumer Services)	114,961
14,900	Perella Weinberg Partners (Capital Markets)	222,308
3,271	Perrigo Co. PLC (Pharmaceuticals)	106,831
6,982	PetIQ, Inc.* (Health Care Providers & Services)	113,946
166,406	Pfizer, Inc. (Pharmaceuticals)	4,263,322

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
3,025	Phinia, Inc. (Automobile Components)	$117,975
3,335	Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	91,412
17,416	Phreesia, Inc.* (Health Care Technology)	361,208
1,177	Portland General Electric Co. (Electric Utilities)	50,882
2,105	Preferred Bank (Banks)	159,327
19,660	Primoris Services Corp. (Construction & Engineering)	916,156
9,060	Progyny, Inc.* (Health Care Providers & Services)	290,464
40,835	Prologis, Inc. (Industrial REITs)	4,167,212
17,632	Qiagen NV* (Life Sciences Tools & Services)	736,165
10,921	R1 RCM, Inc.* (Health Care Providers & Services)	134,219
5,570	Rapid7, Inc.* (Software)	249,536
2,650	RBC Bearings, Inc.* (Machinery)	648,057
11,843	Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	65,492
20,034	Regal Rexnord Corp. (Electrical Equipment)	3,232,887
7,381	Revolve Group, Inc.* (Specialty Retail)	146,956
17,757	Roche Holding AG (Pharmaceuticals)	4,254,829
17,021	Ross Stores, Inc. (Specialty Retail)	2,205,071
5,807	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	612,522
2,835	S&T Bancorp, Inc. (Banks)	85,475
20,650	Saia, Inc.* (Ground Transportation)	8,194,539
21,207	Salesforce, Inc. (Software)	5,703,411
19,311	SBA Communications Corp. (Specialized REITs)	3,594,163
26,110	Schlumberger NV (Energy Equipment & Services)	1,239,703
1,666	Science Applications International Corp. (Professional Services)	214,414
16,002	Seacoast Banking Corp. of Florida (Banks)	369,166
10,790	Select Water Solutions, Inc. (Energy Equipment & Services)	99,700
3,386	Sensata Technologies Holding PLC (Electrical Equipment)	129,718
4,710	ServiceNow, Inc.* (Software)	3,265,584
25,655	Sherwin-Williams Co. (Chemicals)	7,686,495
20,111	Shoals Technologies Group, Inc. Class A* (Electrical Equipment)	169,938
12,430	Silgan Holdings, Inc. (Containers & Packaging)	579,984

Shares	Description	Value

Common Stocks (continued)

United States (continued)
3,063	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	$372,124
2,685	Simply Good Foods Co.* (Food Products)	97,868
7,341	Skyline Champion Corp.* (Household Durables)	550,502
26,896	SLM Corp. (Consumer Finance)	569,926
42,345	Snowflake, Inc. Class A* (IT Services)	6,571,944
13,577	Solo Brands, Inc. Class A* (Leisure Products)	25,525
1,300	SouthState Corp. (Banks)	98,410
8,254	Spotify Technology SA* (Entertainment)	2,314,752
7,201	SPX Technologies, Inc.* (Machinery)	877,154
63,736	SS&C Technologies Holdings, Inc. (Professional Services)	3,944,621
18,476	STAG Industrial, Inc. (Industrial REITs)	635,390
12,957	Stagwell, Inc.* (Media)	77,094
22,069	Starbucks Corp. (Hotels, Restaurants & Leisure)	1,952,886
6,800	STERIS PLC (Health Care Equipment & Supplies)	1,391,008
5,367	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	216,880
8,192	Stifel Financial Corp. (Capital Markets)	654,705
1,940	StoneX Group, Inc.* (Capital Markets)	140,844
16,543	Stryker Corp. (Health Care Equipment & Supplies)	5,566,719
14,066	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	423,387
52,946	Sysco Corp. (Food Products)	3,934,947
26,170	Target Corp. (Consumer Staples Distribution & Retail)	4,212,847
16,534	TEGNA, Inc. (Media)	225,524
32,029	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	5,650,556
6,579	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	1,057,772
918	Thor Industries, Inc. (Automobiles)	91,268
2,240	Tidewater, Inc.* (Energy Equipment & Services)	205,744
6,383	T-Mobile U.S., Inc. (Wireless Telecommunication Services)	1,047,897
8,683	Tradeweb Markets, Inc. Class A (Capital Markets)	883,148
11,027	Tri Pointe Homes, Inc.* (Household Durables)	406,345

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,431	TripAdvisor, Inc.* (Interactive Media & Services)	$116,668
3,775	U.S. Physical Therapy, Inc. (Health Care Providers & Services)	383,200
5,759	U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	88,861
5,650	UFP Industries, Inc. (Building Products)	636,755
2,923	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	122,269
3,437	UMB Financial Corp. (Banks)	273,791
48,876	Union Pacific Corp. (Ground Transportation)	11,591,432
12,301	UnitedHealth Group, Inc. (Health Care Providers & Services)	5,949,994
2,360	Universal Corp. (Tobacco)	121,375
15,309	Utz Brands, Inc. (Food Products)	276,021
492	Valmont Industries, Inc. (Construction & Engineering)	100,762
9,950	Vector Group Ltd. (Tobacco)	102,983
13,493	Veracyte, Inc.* (Biotechnology)	264,058
3,935	Vestis Corp. (Commerical Services & Supplies)	72,483
3,286	Viad Corp.* (Commerical Services & Supplies)	113,301
42,910	Viavi Solutions, Inc.* (Communications Equipment)	338,989
9,665	Viper Energy, Inc. (Oil, Gas & Consumable Fuels)	368,816
26,310	Visa, Inc. Class A (Financial Services)	7,067,129
7,400	Vita Coco Co., Inc.* (Beverages)	179,376
14,916	Vivid Seats, Inc. Class A* (Entertainment)	78,458
2,122	Voya Financial, Inc. (Financial Services)	144,636
1,086	Walker & Dunlop, Inc. (Financial Services)	99,510
79,770	Walt Disney Co. (Entertainment)	8,862,447
9,170	Waste Connections, Inc. (Commerical Services & Supplies)	1,486,365
15,489	Waste Management, Inc. (Commerical Services & Supplies)	3,222,022
70,963	Wells Fargo & Co. (Banks)	4,209,525
4,066	Western Alliance Bancorp (Banks)	231,071
153	White Mountains Insurance Group Ltd. (Insurance)	272,055
3,189	Wintrust Financial Corp. (Banks)	308,185
6,573	World Kinect Corp. (Oil, Gas & Consumable Fuels)	154,466
57,295	Zoetis, Inc. (Pharmaceuticals)	9,123,656

		609,018,607

Shares	Description	Value

Common Stocks (continued)

Uruguay* – 0.3%
2,162	MercadoLibre, Inc. (Broadline Retail)	$3,153,709

TOTAL COMMON STOCKS (Cost $855,308,778)		$993,921,945

Shares	Dividend Rate	Value

Preferred Stocks – 0.3%

Brazil – 0.2%
Cia Energetica de Minas Gerais (Electric Utilities)
17,550	11.044%	$33,021
Companhia Paranaense de Energia (Electric Utilities)
50,600	4.182	88,579
Itau Unibanco Holding SA (Banks)
19,500	7.531	117,768
Itausa SA (Banks)
325,705	8.985	599,649
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
171,200	8.432	1,385,399
Usinas Siderurgicas de Minas Gerais SA Usiminas (Metals & Mining)
50,400	3.579	76,775

		2,301,191

South Korea – 0.1%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)
19,686	2.216	919,161

TOTAL PREFERRED STOCKS (Cost $3,036,208)		$3,220,352

Shares	Description	Value

Exchange Traded Funds – 0.3%
25,400	iShares Core MSCI Emerging Markets ETF	$1,311,910
38,190	iShares MSCI Saudi Arabia ETF	1,642,934

TOTAL EXCHANGE TRADED FUNDS (Cost $2,955,606)		$2,954,844

Shares	Dividend Rate	Value

Investment Companies(c) – 7.6%
Goldman Sachs Financial Square Government Fund — Class R6
40,273,560	5.223%	$40,273,560

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Dividend Rate	Value

Investment Companies(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
42,170,801	5.223%	$42,170,801

TOTAL INVESTMENT COMPANIES – 7.6% (Cost $82,444,361)		$82,444,361

TOTAL INVESTMENTS – 100.2% (Cost $943,744,953)		$1,082,541,502

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(2,271,196)

NET ASSETS – 100.0%		$1,080,270,306

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF APRIL 30, 2024

Sector	% of Total Market Value

Information Technology	18.7%

Financials	15.7

Industrials	12.7

Health Care	12.5

Consumer Discretionary	10.8

Investment Companies	7.6

Communication Services	5.8

Consumer Staples	4.9

Energy	4.4

Materials	3.5

Real Estate	2.0

Utilities	1.1

Exchange Traded Funds	0.3

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	GBP	10,295,000	USD	12,832,814	05/02/24	$31,422
	HKD	12,080,000	USD	1,542,969	05/02/24	1,356
	ILS	1,280,000	USD	336,504	05/02/24	5,619
	USD	6,481,149	AUD	9,890,000	05/02/24	74,022
	USD	6,425,543	AUD	9,890,000	06/04/24	11,881
	USD	8,386,178	CHF	7,550,000	05/02/24	171,135
	USD	8,281,735	CHF	7,550,000	06/04/24	36,173
	USD	3,277,553	DKK	22,500,000	05/02/24	57,653
	USD	3,233,135	DKK	22,500,000	06/04/24	7,911
	USD	30,457,959	EUR	28,050,000	05/02/24	520,652
	USD	30,042,153	EUR	28,050,000	06/04/24	64,909
	USD	13,014,561	GBP	10,295,000	05/02/24	150,324
	USD	1,545,663	HKD	12,080,000	05/02/24	1,338
	USD	349,903	ILS	1,280,000	05/02/24	7,780
	USD	21,481,939	JPY	3,235,000,000	05/02/24	964,183
	USD	20,895,135	JPY	3,235,000,000	06/04/24	272,204
	USD	536,523	NOK	5,750,000	05/02/24	18,875
	USD	522,317	NOK	5,750,000	06/04/24	4,230
	USD	168,386	NZD	280,000	05/02/24	3,397
	USD	165,875	NZD	280,000	06/04/24	886
	USD	2,827,827	SEK	29,850,000	05/02/24	118,988
	USD	2,728,296	SEK	29,850,000	06/04/24	15,436
	USD	1,057,108	SGD	1,420,000	05/02/24	16,759

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA (continued)	USD	1,044,111	SGD	1,420,000	06/04/24	$2,145
Brown Brothers Harriman & Co.	USD	18,037	MXN	306,900	05/02/24	128
JPMorgan Securities, Inc.	GBP	4,095,000	USD	5,104,456	05/02/24	12,499
	HKD	4,870,000	USD	622,041	05/02/24	547
	ILS	520,000	USD	136,705	05/02/24	2,283
	USD	2,575,489	AUD	3,930,000	05/02/24	29,482
	USD	2,553,325	AUD	3,930,000	06/04/24	4,721
	USD	3,320,510	CHF	2,990,000	05/02/24	67,135
	USD	3,279,787	CHF	2,990,000	06/04/24	14,325
	USD	1,319,651	DKK	9,060,000	05/02/24	23,104
	USD	1,301,876	DKK	9,060,000	06/04/24	3,185
	USD	12,046,328	EUR	11,090,000	05/02/24	210,152
	USD	11,877,628	EUR	11,090,000	06/04/24	25,663
	USD	5,176,643	GBP	4,095,000	05/02/24	59,689
	USD	632,099	HKD	4,940,000	05/02/24	562
	USD	142,181	ILS	520,000	05/02/24	3,193
	USD	8,484,755	JPY	1,278,000,000	05/02/24	379,132
	USD	8,254,709	JPY	1,278,000,000	06/04/24	107,535
	USD	214,908	NOK	2,300,000	05/02/24	7,848
	USD	208,927	NOK	2,300,000	06/04/24	1,692
	USD	66,169	NZD	110,000	05/02/24	1,351
	USD	65,165	NZD	110,000	06/04/24	348
	USD	1,123,802	SEK	11,850,000	05/02/24	48,433
	USD	1,083,092	SEK	11,850,000	06/04/24	6,128
	USD	417,098	SGD	560,000	05/02/24	6,819
	USD	411,762	SGD	560,000	06/04/24	846
State Street Bank and Trust	USD	16,225	EUR	15,128	05/02/24	78
	USD	20,343	EUR	19,052	05/03/24	8
	USD	71,556	JPY	11,217,565	05/01/24	420

TOTAL						$3,576,584

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	AUD	9,890,000	USD	6,419,216	05/02/24	$(12,089)
	CHF	7,550,000	USD	8,251,144	05/02/24	(36,101)
	DKK	22,500,000	USD	3,227,761	05/02/24	(7,860)
	EUR	28,050,000	USD	30,002,493	05/02/24	(65,186)
	JPY	3,235,000,000	USD	20,790,427	05/02/24	(272,671)
	NOK	5,750,000	USD	521,881	05/02/24	(4,233)
	NZD	280,000	USD	165,872	05/02/24	(882)
	SEK	29,850,000	USD	2,724,290	05/02/24	(15,451)
	SGD	1,420,000	USD	1,042,542	05/02/24	(2,193)
	USD	12,834,973	GBP	10,295,000	06/04/24	(31,506)
	USD	1,544,842	HKD	12,080,000	06/04/24	(1,137)
	USD	337,020	ILS	1,280,000	06/04/24	(5,611)
JPMorgan Securities, Inc.	AUD	3,930,000	USD	2,550,811	05/02/24	(4,804)
	CHF	2,990,000	USD	3,267,672	05/02/24	(14,297)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	DKK	9,060,000	USD	1,299,712	05/02/24	$(3,165)
	EUR	11,090,000	USD	11,861,948	05/02/24	(25,772)
	HKD	70,000	USD	8,957	05/02/24	(8)
	JPY	1,278,000,000	USD	8,213,343	05/02/24	(107,720)
	NOK	2,300,000	USD	208,753	05/02/24	(1,693)
	NZD	110,000	USD	65,164	05/02/24	(347)
	SEK	11,850,000	USD	1,081,502	05/02/24	(6,134)
	SGD	560,000	USD	411,143	05/02/24	(865)
	USD	5,105,315	GBP	4,095,000	06/04/24	(12,532)
	USD	622,796	HKD	4,870,000	06/04/24	(458)
	USD	136,914	ILS	520,000	06/04/24	(2,280)
State Street Bank and Trust	EUR	20,388	USD	21,865	05/02/24	(106)
	EUR	48,655	USD	51,957	05/03/24	(27)
	JPY	28,984,609	USD	184,891	05/01/24	(1,085)
UBS AG (London)	TRY	1,475,822	USD	45,497	05/02/24	(4)
	TRY	1,938,700	USD	59,762	05/03/24	(51)

TOTAL						$(636,268)

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	230	06/21/24	$58,270,500	$(1,940,991)
S&P Toronto Stock Exchange 60 Index	159	06/20/24	30,156,467	(313,540)

TOTAL FUTURES CONTRACTS				$(2,254,531)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 36.2%

Brazil Real – 4.2%
Brazil Notas do Tesouro Nacional
BRL	65,480,000	10.000%	01/01/25	$12,570,256
	82,765,000	10.000	01/01/27	15,599,368
	86,100,000	10.000	01/01/29	15,762,244
	108,036,000	10.000	01/01/31	19,239,910

				63,171,778

Chilean Peso – 0.2%
Bonos de la Tesoreria de la Republica
CLP	74,523,960	2.000	03/01/35	72,199
Bonos de la Tesoreria de la Republica en pesos
	285,000,000	4.500	03/01/26	290,879
	1,375,000,000	5.000	10/01/28	1,383,283
	895,000,000	6.000	04/01/33	927,634
	550,000,000	5.000	03/01/35	524,213

				3,198,208

Colombia Peso – 1.5%
Colombia TES
COP	4,371,800,000	6.000	04/28/28	970,101
	25,077,700,000	7.750	09/18/30	5,669,219
	25,047,500,000	7.000	06/30/32	5,212,153
	24,058,900,000	13.250	02/09/33	7,013,786
	15,330,000,000	7.250	10/18/34	3,092,387
	8,216,000,000	6.250	07/09/36	1,452,099

				23,409,745

Czech Republic Koruna – 1.6%
Czech Republic Government Bonds
CZK	42,110,000	2.500	08/25/28	1,668,413
	77,560,000	5.500	12/12/28	3,467,316
	44,920,000	0.950	05/15/30	1,572,844
	60,910,000	5.000	09/30/30	2,684,550
	94,200,000	1.750	06/23/32	3,291,297
	81,840,000	2.000	10/13/33	2,845,625
	208,050,000	3.500	05/30/35	8,128,084

				23,658,129

Egyptian Pound – 1.1%
Egypt Treasury Bills (a)
EGP	187,575,000	0.000	06/11/24	3,810,340
	208,000,000	0.000	09/10/24	3,968,584
	194,050,000	0.000	09/17/24	3,676,609
	110,675,000	0.000	12/10/24	1,991,641
	202,750,000	0.000	12/17/24	3,632,678

				17,079,852

Hungarian Forint – 0.9%
Hungary Government Bonds
HUF	875,110,000	5.500	06/24/25	2,340,017
	463,200,000	2.750	12/22/26	1,129,977
	594,880,000	3.000	10/27/27	1,415,536
	496,810,000	3.250	10/22/31	1,053,774
	518,390,000	4.750	11/24/32	1,199,069

	Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Hungarian Forint – (continued)
HUF	3,224,840,000	2.250%	04/20/33	$6,004,267

				13,142,640

Indian Rupee – 1.0%
India Government Bonds
INR	253,000,000	7.320	11/13/30	3,035,677
	1,069,660,000	7.180	08/14/33	12,802,844

				15,838,521

Indonesia Rupiah – 3.0%
Indonesia Treasury Bonds
IDR	43,278,000,000	8.375	09/15/26	2,723,684
	24,713,000,000	6.375	08/15/28	1,477,920
	30,431,000,000	9.000	03/15/29	2,008,147
	80,973,000,000	6.875	04/15/29	4,915,805
	46,028,000,000	7.000	09/15/30	2,793,836
	76,236,000,000	6.375	04/15/32	4,437,792
	84,613,000,000	7.500	08/15/32	5,321,356
	82,740,000,000	7.000	02/15/33	5,013,486
	217,561,000,000	6.625	02/15/34	12,795,946
	18,457,000,000	8.375	03/15/34	1,219,342
	21,618,000,000	7.500	06/15/35	1,351,787
	21,506,000,000	8.375	04/15/39	1,460,238

				45,519,339

Malaysia Ringgit – 2.7%
Malaysia Government Bonds
MYR	34,323,000	3.882	03/14/25	7,217,359
	38,600,000	3.733	06/15/28	8,067,784
	32,217,000	3.885	08/15/29	6,777,552
	19,860,000	2.632	04/15/31	3,842,998
	9,583,000	3.582	07/15/32	1,953,346
	25,986,000	4.762	04/07/37	5,804,856
	19,729,000	4.893	06/08/38	4,469,978
	10,544,000	3.757	05/22/40	2,108,579
Malaysia Government Investment Issue
	6,994,000	3.465	10/15/30	1,430,748

				41,673,200

Mexican Peso – 2.4%
Mexico Bonos
MXN	91,132,900	5.750	03/05/26	4,875,742
	81,658,000	8.500	05/31/29	4,467,362
	153,148,300	7.750	05/29/31	7,914,037
	145,127,400	7.500	05/26/33	7,218,014
	17,967,900	7.750	11/23/34	897,058
	35,107,700	10.000	11/20/36	2,056,836
	89,433,200	8.500	11/18/38	4,617,394
	90,073,200	7.750	11/13/42	4,233,662

				36,280,105

Peru Nuevo Sol – 0.4%
Peru Government Bonds
PEN	4,150,000	6.150	08/12/32	1,040,751
	5,636,000	7.300	08/12/33	1,508,504

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Peru Nuevo Sol – (continued)
PEN	5,908,000	5.400%		08/12/34	$1,355,409
Peru Government International Bonds
	8,176,000	6.900		08/12/37	2,061,849

					5,966,513

Polish Zloty – 1.7%
Republic of Poland Government Bonds
PLN	13,923,000	0.750		04/25/25	3,292,211
	13,028,000	3.250		07/25/25	3,136,047
	13,523,000	2.500		07/25/27	3,052,443
	14,157,000	2.750		10/25/29	3,038,150
	36,934,000	1.250		10/25/30	7,002,382
	23,937,000	1.750		04/25/32	4,439,533
	6,797,000	6.000		10/25/33	1,708,952

					25,669,718

Romania New Leu – 1.2%
Romania Government Bonds
RON	5,615,000	4.750		02/24/25	1,191,941
	10,565,000	3.250		06/24/26	2,143,042
	16,200,000	5.800		07/26/27	3,421,291
	16,485,000	4.150		01/26/28	3,285,069
	40,445,000	6.700		02/25/32	8,575,655

					18,616,998

South African Rand – 2.5%
Republic of South Africa Government Bonds
ZAR	50,988,411	10.500		12/21/26	2,773,355
	166,623,177	8.250		03/31/32	7,367,669
	61,579,560	8.875		02/28/35	2,631,259
	102,991,381	6.250		03/31/36	3,442,317
	140,312,261	8.500		01/31/37	5,571,419
	145,916,073	9.000		01/31/40	5,790,520
	255,739,071	8.750		01/31/44	9,638,702

					37,215,241

Thailand Baht – 2.0%
Thailand Government Bonds
THB	232,116,000	2.250		03/17/27	6,221,285
	217,633,000	1.600		12/17/29	5,555,925
	91,813,000	2.000		12/17/31	2,351,562
	219,138,000	3.350		06/17/33	6,162,000
	39,026,000	1.585		12/17/35	916,363
	120,623,000	3.300		06/17/38	3,337,150
	203,212,000	3.450		06/17/43	5,580,927

					30,125,212

United States Dollar – 9.8%
Abu Dhabi Government International Bonds
	$3,442,000	1.700		03/02/31	2,774,037
	881,000	5.000	(b)	04/30/34	871,838
	1,226,000	3.125		09/30/49	804,562
	253,000	3.000		09/15/51	161,535
	254,000	3.000	(b)	09/15/51	160,893
	715,000	5.500	(b)	04/30/54	692,656

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Angola Government International Bonds
$349,000	8.750	%(b)	04/14/32	$315,736
1,850,000	8.750		04/14/32	1,673,672
Argentina Republic Government International Bonds (c)(d)
6,248,919	3.500		07/09/41	2,730,778
Bahrain Government International Bonds
200,000	7.000		01/26/26	201,188
1,138,000	4.250		01/25/28	1,051,370
2,560,000	5.450		09/16/32	2,297,984
233,000	7.500	(b)	02/12/36	231,486
Benin Government International Bonds
505,000	7.960	(b)	02/13/38	477,067
200,000	7.960		02/13/38	188,500
Bolivia Government International Bonds
409,000	4.500		03/20/28	229,679
Brazil Government International Bonds
3,477,000	6.125		03/15/34	3,320,535
2,904,000	4.750	(c)	01/14/50	2,042,964
1,005,000	7.125		05/13/54	958,770
CBB International Sukuk Programme Co. WLL
791,000	3.875		05/18/29	705,612
306,000	6.000	(b)	02/12/31	302,653
Chile Government International Bonds (c)
2,269,000	4.850		01/22/29	2,206,602
732,632	4.950		01/05/36	681,577
China Government International Bonds
707,000	0.750		10/26/24	690,651
1,796,000	1.950		12/03/24	1,757,835
688,000	0.550		10/21/25	641,512
256,000	1.250		10/26/26	233,674
Colombia Government International Bonds (c)
2,651,000	8.000		04/20/33	2,692,090
726,000	8.000		11/14/35	729,993
1,034,000	4.125		05/15/51	599,203
1,126,000	8.750		11/14/53	1,155,276
Costa Rica Government International Bonds (c)
400,000	6.550		04/03/34	403,800
1,347,000	7.300	(b)	11/13/54	1,400,880
200,000	7.300		11/13/54	208,000
Dominican Republic International Bonds (c)
4,089,000	7.050		02/03/31	4,131,168
Ecuador Government International Bonds
437,130	0.000	(a)	07/31/30	237,362
733,798	6.000	(d)	07/31/30	513,292
2,508,084	3.500	(d)	07/31/35	1,366,906
Egypt Government International Bonds
1,111,000	7.625		05/29/32	922,477
2,529,000	7.300		09/30/33	2,023,990
905,000	8.500		01/31/47	690,786
Egyptian Financial Co. for Sovereign Taskeek
1,090,000	10.875		02/28/26	1,125,425
El Salvador Government International Bonds
305,000	8.250		04/10/32	242,475
454,000	7.125	(c)	01/20/50	290,560
793,000	9.500	(c)	07/15/52	622,505

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Ethiopia International Bonds
$200,000	6.625%		12/11/24	$140,563
Export-Import Bank of India
1,232,000	2.250		01/13/31	992,487
Finance Department Government of Sharjah (b)
453,000	6.125		03/06/36	441,250
Gabon Government International Bonds (c)
435,000	7.000	(b)	11/24/31	342,563
200,000	7.000		11/24/31	157,500
Ghana Government International Bonds
2,332,000	8.625		04/07/34	1,130,291
1,195,000	7.875		02/11/35	578,081
Guatemala Government Bonds
678,000	4.875		02/13/28	638,379
200,000	6.600	(c)	06/13/36	195,688
1,028,000	6.600	(b)(c)	06/13/36	1,005,834
Hazine Mustesarligi Varlik Kiralama AS
813,000	8.509		01/14/29	855,682
2,759,000	8.509	(b)	01/14/29	2,903,847
Honduras Government International Bonds (c)
259,000	5.625		06/24/30	221,850
Hungary Government International Bonds
200,000	6.125	(b)	05/22/28	201,700
2,217,000	6.125		05/22/28	2,235,844
750,000	5.500	(b)	03/26/36	700,425
658,000	5.500		03/26/36	614,506
2,182,000	3.125		09/21/51	1,292,071
Indonesia Government International Bonds
1,025,000	4.550	(c)	01/11/28	993,930
1,778,000	4.400	(c)	03/10/29	1,706,880
1,562,000	2.850		02/14/30	1,363,821
1,741,000	3.550	(c)	03/31/32	1,522,287
2,630,000	5.650	(c)	01/11/53	2,575,756
Israel Government International Bonds
1,246,000	5.750		03/12/54	1,124,515
493,000	4.500	(e)	04/03/20	338,321
Ivory Coast Government International Bonds (b)
1,190,000	8.250		01/30/37	1,136,450
Jordan Government International Bonds
811,000	7.500	(b)	01/13/29	799,342
886,000	7.500		01/13/29	873,264
Kazakhstan Government International Bonds
923,000	4.875		10/14/44	853,821
Lebanon Government International Bonds (f)
3,668,000	6.100		10/04/22	232,918
1,247,000	6.600		11/27/26	78,935
1,564,000	7.000		03/20/28	97,750
1,259,000	6.650		11/03/28	79,947
758,000	11.500		11/27/29	49,081
Mexico Government International Bonds
1,408,000	5.000	(c)	05/07/29	1,358,016
3,046,000	2.659	(c)	05/24/31	2,472,019
200,000	6.000	(c)	05/07/36	192,400
928,000	4.600		01/23/46	708,760

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Mongolia Government International Bonds (b)
$471,000	7.875%		06/05/29	$476,351
Montenegro Government International Bonds (b)
200,000	7.250		03/12/31	200,313
Morocco Government International Bonds
408,000	5.950	(b)	03/08/28	404,736
498,000	4.000		12/15/50	328,058
Mozambique International Bonds (d)
269,000	9.000		09/15/31	224,615
Nigeria Government International Bonds
1,107,000	8.375		03/24/29	1,049,159
2,997,000	7.375		09/28/33	2,480,017
Oman Government International Bonds
5,046,000	6.750		10/28/27	5,161,112
Pakistan Global Sukuk Programme Co. Ltd.
455,000	7.950		01/31/29	394,855
Pakistan Government International Bonds
236,000	8.250		09/30/25	224,226
923,000	8.875		04/08/51	704,941
Panama Government International Bonds (c)
919,000	2.252		09/29/32	634,570
1,020,000	6.400		02/14/35	934,320
1,380,000	8.000		03/01/38	1,408,031
1,562,000	4.500		04/16/50	1,003,585
853,000	7.875		03/01/57	837,006
Paraguay Government International Bonds (c)
1,146,000	5.850	(b)	08/21/33	1,108,039
200,000	5.850		08/21/33	193,375
Peru Government International Bonds (c)
4,022,000	2.783		01/23/31	3,348,315
172,000	3.230	(g)	07/28/21	90,676
Philippines Government International Bonds
1,561,000	5.170		10/13/27	1,549,292
1,326,000	1.648		06/10/31	1,031,379
2,843,000	1.950		01/06/32	2,219,317
825,000	5.000		07/17/33	797,672
Qatar Government International Bonds
4,331,000	4.500		04/23/28	4,251,147
945,000	4.817		03/14/49	834,529
Republic of Azerbaijan International Bonds
33,000	5.125		09/01/29	31,432
835,000	5.125		09/01/29	795,329
175,000	3.500		09/01/32	145,303
Republic of Kenya Government International Bonds
1,405,000	9.750	(b)	02/16/31	1,408,952
220,000	9.750		02/16/31	220,506
Republic of Poland Government International Bonds (c)
963,000	4.625		03/18/29	938,569
406,000	4.875		10/04/33	386,745
1,686,000	5.125		09/18/34	1,622,353
790,000	5.500		04/04/53	747,427
2,329,000	5.500		03/18/54	2,192,637
Republic of South Africa Government International Bonds
1,111,000	5.875		04/20/32	987,401
3,505,000	5.750		09/30/49	2,488,550

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Republic of Uzbekistan International Bonds
$835,000	3.900%		10/19/31	$665,912
Romania Government International Bonds
814,000	5.875		01/30/29	798,208
138,000	7.125		01/17/33	142,313
918,000	7.125	(b)	01/17/33	946,687
158,000	6.375		01/30/34	154,248
3,700,000	4.000		02/14/51	2,479,000
Rwanda International Government Bonds
200,000	5.500		08/09/31	161,500
Saudi Government International Bonds
5,076,000	4.750	(b)	01/16/30	4,898,340
200,000	2.250		02/02/33	155,500
221,000	5.000		04/17/49	191,021
Senegal Government International Bonds
637,000	6.750		03/13/48	469,389
Serbia International Bonds
400,000	6.500		09/26/33	399,000
Sri Lanka Government International Bonds
339,000	5.750		04/18/23	191,149
2,734,000	6.750		04/18/28	1,538,176
Trinidad & Tobago Government International Bonds (b)(c)
686,000	5.950		01/14/31	671,594
Tunisian Republic
200,000	5.750		01/30/25	188,250
Turkiye Government International Bonds
438,000	9.125		07/13/30	473,084
2,616,000	7.625		05/15/34	2,587,387
Ukraine Government International Bonds
390,000	7.750		09/01/24	122,070
606,000	7.750		09/01/29	169,074
794,000	9.750		11/01/30	237,009
1,515,000	6.876		05/21/31	377,538
371,000	7.375		09/25/34	91,674
2,740,000	7.253		03/15/35	672,396
Uruguay Government International Bonds
3,476,038	5.750	(c)	10/28/34	3,533,393
445,766	4.975		04/20/55	392,497
Venezuela Government International Bonds (f)
110,000	7.750		10/13/19	18,117
85,000	6.000		12/09/20	13,175
140,000	12.750		08/23/22	29,260
203,000	9.000		05/07/23	38,570
175,000	8.250		10/13/24	30,625
199,000	7.650		04/21/25	34,527
205,000	11.750		10/21/26	42,640
165,000	9.250		09/15/27	34,485
273,900	9.250		05/07/28	52,178
205,000	11.950		08/05/31	42,743
152,000	9.375		01/13/34	31,434
190,000	7.000		03/31/38	31,464

	Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Zambia Government International Bonds
	$884,000	5.375%	09/20/22	$581,539

				148,510,334

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $563,088,154)				$549,075,533

Corporate Obligations – 30.0%

Advertising(b)(c) – 0.1%
CMG Media Corp.
	$2,426,000	8.875%	12/15/27	$1,348,298
Summer BC Holdco A SARL
EUR	282,931	9.250	10/31/27	288,942
Summer BC Holdco B SARL
	442,000	5.750	10/31/26	463,089

				2,100,329

Aerospace & Defense(c) – 0.3%
Bombardier, Inc. (b)
	$818,000	7.875	04/15/27	814,687
	1,011,000	7.500	02/01/29	1,033,990
	425,000	7.250	07/01/31	426,203
Rolls-Royce PLC (b)
GBP	450,000	5.750	10/15/27	566,464
TransDigm, Inc.
	$650,000	5.500	11/15/27	631,423
	1,675,000	7.125 (b)	12/01/31	1,708,266

				5,181,033

Airlines(b) – 0.4%
Air Canada (c)
	1,275,000	3.875	08/15/26	1,210,039
American Airlines, Inc. (c)
	504,000	7.250	02/15/28	506,066
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	466,667	5.500	04/20/26	461,445
Azul Secured Finance LLP (c)
	484,000	11.930	08/28/28	481,580
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (c)
	887,000	8.000	09/20/25	693,208
	269,000	8.000	09/20/25	210,492
United Airlines, Inc. (c)
	345,000	4.375	04/15/26	332,025
	990,000	4.625	04/15/29	912,958
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (c)
	347,000	9.500	06/01/28	310,249
	1,325,000	6.375	02/01/30	1,027,074

				6,145,136

Apparel(b)(c) – 0.1%
Hanesbrands, Inc.
	784,000	9.000	02/15/31	779,829

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Apparel(b)(c) – (continued)
Wolverine World Wide, Inc.
	$1,383,000	4.000%		08/15/29	$1,105,017

					1,884,846

Automotive(c) – 0.5%
Adient Global Holdings Ltd. (b)
	608,000	8.250		04/15/31	631,280
Allison Transmission, Inc. (b)
	1,000,000	4.750		10/01/27	957,500
Benteler International AG
EUR	433,000	9.375		05/15/28	493,867
Clarios Global LP/Clarios U.S. Finance Co. (b)
	$569,000	8.500		05/15/27	569,723
Dana Financing Luxembourg SARL
EUR	600,000	3.000	(b)	07/15/29	575,008
	430,000	8.500		07/15/31	500,605
Dealer Tire LLC/DT Issuer LLC (b)
	$799,000	8.000		02/01/28	785,673
IHO Verwaltungs GmbH (b)(h)
(PIK 4.625%, Cash 3.875%)
EUR	725,000	3.875		05/15/27	752,784
(PIK 9.500%, Cash 8.750%)
	531,000	8.750		05/15/28	609,349
LKQ European Holdings BV (b)
	300,000	4.125		04/01/28	320,704
Tenneco, Inc. (b)
	$888,000	8.000		11/17/28	831,807

					7,028,300

Banks – 1.8%
Banca Monte dei Paschi di Siena SpA (c)(i) (5 yr. EURIBOR ICE Swap + 5.005%)
EUR	1,580,000	7.708		01/18/28	1,762,308
Banco Bilbao Vizcaya Argentaria SA (c)(i)
(-1X 5 yr. EUR Swap + 6.456%)
	400,000	6.000		01/15/26	423,679
(5 yr. CMT + 5.192%)
	$600,000	6.500		03/05/25	591,156
Banco de Sabadell SA (c)(i) (5 yr. EUR Swap + 6.830%)
EUR	800,000	9.375		07/18/28	935,790
Bank of Ireland Group PLC (c)(i) (-1X 5 yr. EUR Swap + 6.434%)
	406,000	6.000		09/01/25	428,708
Barclays PLC (c)(i)
(5 yr. GBP Swap + 5.639%)
GBP	1,828,000	9.250		09/15/28	2,335,572
(5 yr. U.K. Government Bond + 6.579%)
	370,000	7.125		06/15/25	455,399
BBVA Bancomer SA (b)(c)(i) (5 yr. CMT + 4.214%)
	$900,000	8.125		01/08/39	909,585
CaixaBank SA (c)(i) (-1X 5 yr. EUR Swap + 3.857%)
EUR	800,000	3.625		09/14/28	698,111
Commerzbank AG (c)(i) (-1X 5 yr. EUR Swap + 6.363%)
	600,000	6.125		10/09/25	629,640
Deutsche Bank AG (c)(i) (5 yr. EURIBOR ICE Swap + 6.940%)
	1,000,000	10.000		12/01/27	1,144,412

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Development Bank of Kazakhstan JSC (b)
	$239,000	5.500%		04/15/27	$236,084
Freedom Mortgage Corp. (b)(c)
	932,000	6.625		01/15/27	897,175
	1,265,000	12.000		10/01/28	1,357,573
International Finance Corp.
INR	398,380,000	6.300		11/25/24	4,754,323
Intesa Sanpaolo SpA (c)(i)
(1 yr. CMT + 2.750%)
	$2,260,000	4.950	(b)	06/01/42	1,625,189
(-1X 5 yr. EUR Swap + 5.848%)
EUR	621,000	5.500		03/01/28	630,423
(-1X 5 yr. EUR Swap + 6.086%)
	1,020,000	5.875		09/01/31	1,012,346
Lloyds Banking Group PLC (c)(i)
(5 yr. U.K. Government Bond + 5.143%)
GBP	950,000	8.500		03/27/28	1,195,976
(5 yr. U.K. Government Bond + 5.883%)
	700,000	8.500		09/27/27	882,339
Societe Generale SA (c)(i)
(5 yr. CMT + 5.385%)
	$402,000	9.375		11/22/27	409,469
(5 yr. EUR Swap + 5.228%)
EUR	600,000	7.875		01/18/29	659,632
TC Ziraat Bankasi AS (b)(c)(i) (5 yr. CMT + 4.327%)
	$639,000	8.994		08/02/34	640,997
UniCredit SpA (c)(i)
(-1X 5 yr. EUR Swap + 4.606%)
EUR	721,000	4.450		12/03/27	700,201
(5 yr. EURIBOR ICE Swap + 7.334%)
	380,000	7.500		06/03/26	416,181
(5 yr. USD ICE Swap + 3.703%)
	$1,525,000	5.861	(b)	06/19/32	1,476,002

					27,208,270

Biotechnology(c) – 0.1%
Cidron Aida Finco SARL
EUR	944,000	5.000		04/01/28	956,199

Building Materials(c) – 0.7%
AmeriTex HoldCo Intermediate LLC (b)
	$977,000	10.250		10/15/28	1,028,820
Builders FirstSource, Inc. (b)
	580,000	4.250		02/01/32	505,441
	787,000	6.375		03/01/34	772,354
Camelot Return Merger Sub, Inc. (b)
	1,336,000	8.750		08/01/28	1,314,971
CP Atlas Buyer, Inc. (b)
	858,000	7.000		12/01/28	773,161
EMRLD Borrower LP/Emerald Co.-Issuer, Inc. (b)
	1,103,000	6.625		12/15/30	1,095,213
Griffon Corp.
	567,000	5.750		03/01/28	545,981
Sisecam U.K. PLC (b)
	609,000	8.625		05/02/32	617,374

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(c) – (continued)
Smyrna Ready Mix Concrete LLC (b)
	$976,000	6.000%	11/01/28	$944,456
	875,000	8.875	11/15/31	921,200
Standard Industries, Inc. (b)
	1,150,000	4.375	07/15/30	1,018,957
Summit Materials LLC/Summit Materials Finance Corp. (b)
	563,000	5.250	01/15/29	541,133
	415,000	7.250	01/15/31	426,276

				10,505,337

Chemicals – 1.2%
ASP Unifrax Holdings, Inc. (b)(c)
	650,000	5.250	09/30/28	412,555
Axalta Coating Systems Dutch Holding B BV (b)(c)
	495,000	7.250	02/15/31	506,850
Axalta Coating Systems LLC (b)(c)
	855,000	3.375	02/15/29	752,349
Cerdia Finanz GmbH (b)(c)(j)
	1,200,000	10.500	02/15/27	1,243,896
CF Industries, Inc.
	792,000	5.150	03/15/34	746,531
Chemours Co. (b)(c)
	922,000	5.750	11/15/28	846,774
	999,000	4.625	11/15/29	856,503
Cornerstone Chemical Co. LLC (b)(c)(k)
	1,000,000	10.250	09/01/27	1,000,000
Cornerstone Chemical Co. LLC (k)(b)(c)(h)
	1,217,000	15.000	12/06/28	1,217,000
INEOS Finance PLC (c)
EUR	860,000	6.375	04/15/29	922,831
Innophos Holdings, Inc. (b)(c)
	$715,000	9.375	02/15/28	617,896
Iris Holdings, Inc. (b)(c)(h)
	615,000	8.750	02/15/26	520,216
NOVA Chemicals Corp. (b)(c)
	1,931,000	4.250	05/15/29	1,627,119
OCI NV (b)(c)
	581,000	6.700	03/16/33	557,958
OCP SA (b)(c)
	1,237,000	7.500	05/02/54	1,201,127
Rain Carbon, Inc. (b)(c)
	855,000	12.250	09/01/29	889,226
Rain CII Carbon LLC/CII Carbon Corp. (b)(c)
	14,000	7.250	04/01/25	13,691
Rayonier AM Products, Inc. (b)(c)
	528,000	7.625	01/15/26	468,991
SCIH Salt Holdings, Inc. (b)(c)
	210,000	4.875	05/01/28	195,247
	556,000	6.625	05/01/29	512,688
Tronox, Inc. (b)(c)
	2,313,000	4.625	03/15/29	2,065,833
Vibrantz Technologies, Inc. (b)(c)
	679,000	9.000	02/15/30	627,905

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – (continued)
WR Grace Holdings LLC (b)(c)
	$578,000	5.625%	08/15/29	$518,321

				18,321,507

Commercial Services(c) – 1.3%
ADT Security Corp. (b)
	476,000	4.125	08/01/29	430,066
Albion Financing 1 SARL/Aggreko Holdings, Inc. (b)
EUR	575,000	5.250	10/15/26	614,119
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)
	$616,000	6.625	07/15/26	614,787
APX Group, Inc. (b)
	599,000	5.750	07/15/29	556,363
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)
	496,000	8.000	02/15/31	474,836
BCP V Modular Services Finance II PLC (b)
EUR	615,000	4.750	11/30/28	617,152
BCP V Modular Services Finance PLC (b)
	280,000	6.750	11/30/29	259,922
Boels Topholding BV (b)
	475,000	6.250	02/15/29	522,341
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV
GBP	726,000	8.500	01/15/31	966,485
Cerved Group SpA (b)
EUR	691,000	6.000	02/15/29	684,952
Champions Financing, Inc. (b)
	$560,000	8.750	02/15/29	572,891
CoreLogic, Inc. (b)
	1,250,000	4.500	05/01/28	1,080,863
CPI CG, Inc. (b)
	653,000	8.625	03/15/26	649,160
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(b)
	1,445,000	7.125	07/31/26	1,436,420
House of HR Group BV (b)
EUR	550,000	9.000	11/03/29	604,857
Korn Ferry (b)
	$915,000	4.625	12/15/27	868,289
Loxam SAS (b)
EUR	376,000	6.375	05/31/29	415,541
Neptune Bidco U.S., Inc. (b)
	$851,000	9.290	04/15/29	803,302
Q-Park Holding I BV (b)
EUR	600,000	5.125	03/01/29	644,252
Sabre GLBL, Inc. (b)
	$1,095,000	11.250	12/15/27	1,022,653
StoneMor, Inc. (b)
	975,000	8.500	05/15/29	777,806
United Rentals North America, Inc.
	535,000	5.250	01/15/30	513,359
	595,000	4.000	07/15/30	529,514
Verisure Holding AB (b)
EUR	100,000	3.250	02/15/27	102,463
	461,000	7.125	02/01/28	512,889

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services(c) – (continued)
Wand NewCo 3, Inc. (b)
	$2,592,550	7.625%		01/30/32	$2,641,186
WW International, Inc. (b)
	530,000	4.500		04/15/29	221,105

					19,137,573

Computers – 0.2%
Ahead DB Holdings LLC (b)(c)
	823,000	6.625		05/01/28	747,959
CA Magnum Holdings (b)(c)
	1,800,000	5.375		10/31/26	1,702,800
Endo Design LLC (b)(l)
	1,183,000	9.500		07/31/27	—
Entorian Technologies, Inc. (k)(f)(l)
	835,000	8.750		10/15/26	—
McAfee Corp. (b)(c)
	906,000	7.375		02/15/30	840,215
Seagate HDD Cayman (c)
	552,000	3.375		07/15/31	427,215

					3,718,189

Distribution & Wholesale(b)(c) – 0.1%
Green Bidco SA
EUR	300,000	10.250		07/15/28	304,428
H&E Equipment Services, Inc.
	$1,143,000	3.875		12/15/28	1,011,509

					1,315,937

Diversified Financial Services – 1.0%
Ally Financial, Inc. (c)
	670,000	4.750		06/09/27	644,346
Bach Bidco SpA (b)(c)(i) (3 mo. EUR Euribor + 4.250%)
EUR	575,000	8.156		10/15/28	616,709
Bread Financial Holdings, Inc. (b)(c)
	$512,000	9.750		03/15/29	532,557
Coinbase Global, Inc. (b)(c)
	1,166,000	3.375		10/01/28	978,344
Finance of America Funding LLC (b)(c)
	1,810,000	7.875		11/15/25	1,429,900
Freedom Mortgage Holdings LLC (b)(c)
	404,000	9.250		02/01/29	406,670
GGAM Finance Ltd. (b)(c)
	350,000	6.875		04/15/29	350,294
Global Aircraft Leasing Co. Ltd. (b)(c)(h) (PIK 7.250%, Cash 6.500%)
	846,004	6.500		09/15/24	799,567
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (b)(c)
	574,000	5.000		08/15/28	516,474
Kane Bidco Ltd. (c)
EUR	300,000	5.000	(b)	02/15/27	310,110
GBP	213,000	6.500		02/15/27	256,128
LD Holdings Group LLC (b)(c)
	$520,000	6.125		04/01/28	393,916
Macquarie Airfinance Holdings Ltd. (b)(c)
	105,000	6.400		03/26/29	104,775

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
	$105,000	6.500%		03/26/31	$105,133
Midcap Financial Issuer Trust (b)(c)
	1,448,000	6.500		05/01/28	1,310,788
	775,000	5.625		01/15/30	651,488
Nationstar Mortgage Holdings, Inc. (b)(c)
	500,000	5.000		02/01/26	486,360
	1,045,000	5.500		08/15/28	982,854
Navient Corp.
	500,000	5.625		08/01/33	397,575
OneMain Finance Corp.
	675,000	7.125		03/15/26	681,264
	377,000	3.500	(c)	01/15/27	347,277
	775,000	3.875	(c)	09/15/28	682,426
	91,000	9.000	(c)	01/15/29	95,606
	1,565,000	5.375	(c)	11/15/29	1,446,968
PennyMac Financial Services, Inc. (b)(c)
	555,000	4.250		02/15/29	492,934
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (b)(c)
	437,000	3.625		03/01/29	385,185
United Wholesale Mortgage LLC (b)(c)
	345,000	5.500		11/15/25	339,721
Voyager Aviation Holdings LLC (b)(c)(f)
	729,562	8.500		05/09/26	116,730

					15,862,099

Diversified Manufacturing(b)(f)(l) – 0.0%
Endo Finance LLC
	946,000	6.000		06/30/28	—

Electrical – 0.9%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/ Buffalo Energy (b)(c)
	$692,000	7.875		02/15/39	722,237
Calpine Corp. (b)(c)
	443,000	4.500		02/15/28	413,837
	755,000	4.625		02/01/29	693,536
Electricite de France SA (c)(i)
(-1X 5 yr. EUR Swap + 3.198%)
EUR	800,000	3.000		09/03/27	787,594
(-1X 5 yr. EUR Swap + 3.970%)
	1,600,000	3.375		06/15/30	1,489,812
Eskom Holdings SOC Ltd. (m)
	$1,154,000	4.314		07/23/27	1,045,720
Mercury Chile Holdco LLC (c)
	1,887,000	6.500		01/24/27	1,816,827
NRG Energy, Inc. (b)(c)
	1,165,000	3.625		02/15/31	987,244
(5 yr. CMT + 5.920%)
	639,000	10.250	(i)	03/15/28	687,660
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (b)(c)
	1,233,000	4.500		08/15/28	1,102,869
Talen Energy Supply LLC (b)(c)
	688,000	8.625		06/01/30	727,698

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Vistra Corp. (b)(c)(i) (5 yr. CMT + 5.740%)
	$745,000	7.000%		12/15/26	$731,173
Vistra Operations Co. LLC (b)(c)
	1,000,000	5.000		07/31/27	951,690
	400,000	4.375		05/01/29	364,648
	29,000	4.300		07/15/29	26,803
	1,290,000	7.750		10/15/31	1,326,223

					13,875,571

Electrical Components & Equipment(b)(c) – 0.1%
Belden, Inc.
EUR	751,000	3.375		07/15/31	733,343

Electronics(b)(c) – 0.1%
Coherent Corp.
	$1,306,000	5.000		12/15/29	1,204,341
Sensata Technologies BV
	1,015,000	4.000		04/15/29	908,405

					2,112,746

Energy-Alternate Sources(b)(c) – 0.2%
Cullinan Holdco SCSp
EUR	700,000	4.625		10/15/26	608,838
Enviva Partners LP/Enviva Partners Finance Corp. (f)
	$994,000	6.500		01/15/26	446,465
FS Luxembourg SARL
	580,000	8.875		02/12/31	552,450
TerraForm Power Operating LLC
	952,000	5.000		01/31/28	890,853
	250,000	4.750		01/15/30	223,102

					2,721,708

Engineering & Construction(c) – 0.2%
Abertis Infraestructuras Finance BV (i) (-1X 5 yr. EUR Swap +3.269%)
EUR	400,000	2.625		01/26/27	396,427
Artera Services LLC (b)
	$275,000	8.500		02/15/31	281,363
Global Infrastructure Solutions, Inc. (b)
	989,000	5.625		06/01/29	889,536
Tutor Perini Corp. (b)
	1,533,000	6.875		05/01/25	1,533,000

					3,100,326

Entertainment(c) – 1.3%
888 Acquisitions Ltd. (b)
EUR	1,138,000	7.558		07/15/27	1,173,364
Allwyn Entertainment Financing U.K. PLC
	750,000	7.250	(b)	04/30/30	832,416
	510,000	7.250		04/30/30	566,043
Allwyn International AS (b)
	550,000	3.875		02/15/27	570,819
Banijay Entertainment SASU (b)
	475,000	7.000		05/01/29	531,633
Caesars Entertainment, Inc. (b)
	$1,675,000	8.125		07/01/27	1,699,489

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(c) – (continued)
	$839,000	4.625%		10/15/29	$748,052
	1,140,000	7.000		02/15/30	1,149,127
Churchill Downs, Inc. (b)
	729,000	6.750		05/01/31	723,562
Cirsa Finance International SARL (b)
EUR	1,040,000	4.500		03/15/27	1,092,086
	400,000	6.500		03/15/29	435,217
Empire Resorts, Inc. (b)
	$1,730,000	7.750		11/01/26	1,609,160
Flutter Treasury DAC (b)
EUR	109,000	5.000		04/29/29	117,922
	$670,000	6.375		04/29/29	672,600
International Game Technology PLC (b)
EUR	1,450,000	2.375		04/15/28	1,448,652
	$375,000	5.250		01/15/29	354,173
Jacobs Entertainment, Inc. (b)
	970,000	6.750		02/15/29	924,371
	150,000	6.750		02/15/29	142,014
LHMC Finco 2 SARL (b)(h) (PIK 8.000%, Cash 7.250%)
EUR	157,259	7.250		10/02/25	167,884
Loarre Investments SARL (b)
	600,000	6.500		05/15/29	644,610
Melco Resorts Finance Ltd. (b)
	$1,167,000	7.625		04/17/32	1,143,660
Merlin Entertainments Ltd. (b)
	250,000	5.750		06/15/26	247,325
Pinewood Finco PLC (b)
GBP	400,000	6.000		03/27/30	486,475
Raptor Acquisition Corp./Raptor Co.-Issuer LLC (b)
	$640,000	4.875		11/01/26	610,688
WMG Acquisition Corp. (b)
EUR	769,000	2.250		08/15/31	714,317
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)
	$138,000	7.125		02/15/31	140,027

					18,945,686

Environmental(b)(c) – 0.0%
Clean Harbors, Inc.
	398,000	4.875		07/15/27	383,461

Food & Drug Retailing – 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC (b)(c)
	335,000	4.875		02/15/30	312,310
Iceland Bondco PLC (b)(c)
GBP	357,600	4.625		03/15/25	441,830
(3 mo. EUR Euribor + 5.500%)
EUR	200,000	9.401	(i)	12/15/27	213,306
Lamb Weston Holdings, Inc. (b)(c)
	$1,175,000	4.125		01/31/30	1,047,195
MARB BondCo PLC (c)
	1,228,000	3.950		01/29/31	983,935
Minerva Luxembourg SA (b)(c)
	1,064,000	8.875		09/13/33	1,091,451

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
New Albertsons LP
	$800,000	8.700%		05/01/30	$860,768
	175,000	8.000		05/01/31	182,072
Nomad Foods Bondco PLC (b)(c)
EUR	407,000	2.500		06/24/28	403,677
Ocado Group PLC (b)(c)
GBP	500,000	3.875		10/08/26	543,904
Post Holdings, Inc. (b)(c)
	$565,000	5.625		01/15/28	548,372
Sigma Holdco BV (b)(c)
EUR	550,000	5.750		05/15/26	547,875
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (b)(c)
	$1,248,000	4.625		03/01/29	1,078,322

					8,255,017

Forest Products & Paper(b)(c) – 0.2%
Domtar Corp.
	3,037,000	6.750		10/01/28	2,651,514
WEPA Hygieneprodukte GmbH
EUR	566,000	5.625		01/15/31	604,005

					3,255,519

Gaming(c) – 0.1%
MGM Resorts International
	$1,069,000	4.750		10/15/28	995,356
Wynn Macau Ltd. (b)
	1,305,000	5.125		12/15/29	1,154,925

					2,150,281

Hand/Machine Tools(b)(c) – 0.0%
IMA Industria Macchine Automatiche SpA
EUR	360,000	3.750		01/15/28	360,318

Health Care Services(b)(c) – 0.2%
Charles River Laboratories International, Inc.
	$1,428,000	4.250		05/01/28	1,331,624
Kedrion SpA
	1,250,000	6.500		09/01/29	1,123,050

					2,454,674

Healthcare Providers & Services(c) – 1.3%
Acadia Healthcare Co., Inc. (b)
	1,000,000	5.000		04/15/29	937,160
Akumin, Inc. (b)
	1,590,000	9.000	(h)	08/01/27	1,327,809
	15,000	8.000		08/01/28	11,736
Avantor Funding, Inc. (b)
EUR	504,000	2.625		11/01/25	524,664
	195,000	3.875		07/15/28	201,865
CAB SELAS (b)
	835,000	3.375		02/01/28	780,124
CHS/Community Health Systems, Inc. (b)
	$850,000	8.000		03/15/26	846,243
	1,049,000	5.625		03/15/27	960,874

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(c) – (continued)
DaVita, Inc. (b)
	$800,000	3.750%		02/15/31	$658,776
Global Medical Response, Inc. (b)
	1,930,000	6.500		10/01/25	1,828,926
HCA, Inc.
	611,000	3.500		09/01/30	538,633
LifePoint Health, Inc. (b)
	246,000	5.375		01/15/29	196,670
	1,673,000	9.875		08/15/30	1,743,149
Medline Borrower LP (b)
	1,561,000	3.875		04/01/29	1,397,485
Molina Healthcare, Inc. (b)
	893,000	4.375		06/15/28	828,427
	650,000	3.875		11/15/30	564,668
Radiology Partners, Inc. (b)(h)
	1,703,389	8.500		01/31/29	1,571,819
	648,311	9.781		02/15/30	508,717
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (b)
	363,000	9.750		12/01/26	361,301
Team Health Holdings, Inc. (b)
	956,000	6.375		02/01/25	889,023
Tenet Healthcare Corp.
	685,000	6.125		10/01/28	677,047
	1,665,000	6.750	(b)	05/15/31	1,669,962

					19,025,078

Home Builders(b)(c) – 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.
	258,000	6.625		01/15/28	257,384
	321,000	4.625		08/01/29	290,463
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
	800,000	4.875		02/15/30	692,440

					1,240,287

Home Furnishings(b)(c) – 0.1%
International Design Group SpA
EUR	300,000	10.000		11/15/28	327,325
Versuni Group BV
	425,000	3.125		06/15/28	406,454

					733,779

Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc. (b)(c)
	$525,000	10.125		08/01/26	542,509
	840,000	8.250		02/01/29	834,120
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)(c)
	1,406,000	7.000		01/15/31	1,411,202
AmWINS Group, Inc. (b)(c)
	600,000	6.375		02/15/29	593,292
Ardonagh Finco Ltd. (b)(c)
	575,000	7.750		02/15/31	564,937

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Ardonagh Group Finance Ltd. (b)(c)
	$1,050,000	8.875%		02/15/32	$1,022,658
Genworth Holdings, Inc.
	440,000	6.500		06/15/34	409,631
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc. (b)(c)(h) (PIK 8.375%, Cash 7.625%)
	1,391,875	7.625		10/15/25	1,391,332
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC (b)(c)
	1,775,000	7.250		02/15/31	1,750,949
	375,000	8.125		02/15/32	369,836
NMI Holdings, Inc. (b)(c)
	800,000	7.375		06/01/25	806,512
Panther Escrow Issuer LLC (b)(c)
	2,100,000	7.125		06/01/31	2,110,941
Sagicor Financial Co. Ltd. (c)
	235,000	5.300		05/13/28	225,013

					12,032,932

Internet – 0.5%
ANGI Group LLC (b)(c)
	1,229,000	3.875		08/15/28	1,042,549
Cablevision Lightpath LLC (b)(c)
	750,000	5.625		09/15/28	605,670
Engineering - Ingegneria Informatica - SpA (b)(c)
EUR	650,000	5.875		09/30/26	667,903
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)(c)
	$1,297,000	3.500		03/01/29	1,151,191
GrubHub Holdings, Inc. (b)(c)
	1,365,000	5.500		07/01/27	1,219,628
HSE Finance SARL (b)(c)
EUR	150,000	5.625		10/15/26	94,753
Netflix, Inc. (b)(c)
	323,000	3.625		06/15/30	342,200
Rakuten Group, Inc. (b)
	$500,000	9.750		04/15/29	495,260
United Group BV (c)
EUR	870,000	5.250	(b)	02/01/30	882,041
(3 mo. EUR Euribor + 4.250%)
	460,000	8.134	(i)	02/15/31	490,912

					6,992,107

Investment Companies – 0.5%
Blackstone Private Credit Fund (c)
	$1,000,000	2.625		12/15/26	907,840
Blue Owl Capital Corp. (c)
	962,000	3.400		07/15/26	902,154
Gaci First Investment Co. (c)
	905,000	4.875		02/14/35	834,580
	3,203,000	5.375		01/29/54	2,710,539
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (c)
	1,175,000	5.250		05/15/27	1,079,132

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Investment Companies – (continued)
Khazanah Global Sukuk Bhd.
	$696,000	4.687%		06/01/28	$675,337

					7,109,582

Iron/Steel – 0.3%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (b)(c)
	1,960,000	8.750		07/15/26	1,804,298
CSN Resources SA (c)
	958,000	5.875		04/08/32	797,834
Mineral Resources Ltd. (b)(c)
	615,000	8.125		05/01/27	620,350
	442,000	8.000		11/01/27	447,251
	582,000	9.250		10/01/28	610,693
	504,000	8.500		05/01/30	516,534
Tacora Resources, Inc. (b)
	45,300	13.000	(k)	11/03/23	45,300
	405,000	8.250	(c)(f)	05/15/26	199,321

					5,041,581

Leisure Time(b)(c) – 0.4%
Carnival Corp.
	350,000	4.000		08/01/28	319,466
	1,600,000	10.500		06/01/30	1,738,912
Carnival Holdings Bermuda Ltd.
	1,670,000	10.375		05/01/28	1,810,464
Deuce Finco PLC
GBP	250,000	5.500		06/15/27	294,944
(3 mo. EUR Euribor + 4.750%)
EUR	200,000	8.690	(i)	06/15/27	214,059
NCL Corp. Ltd.
	$1,050,000	5.875		03/15/26	1,028,359
	200,000	8.125		01/15/29	208,352
Viking Cruises Ltd.
	1,200,000	5.875		09/15/27	1,165,430

					6,779,986

Lodging(b)(c) – 0.3%
Hilton Domestic Operating Co., Inc.
	1,030,000	3.750		05/01/29	925,187
	765,000	4.000		05/01/31	669,956
Melco Resorts Finance Ltd.
	950,000	5.375		12/04/29	847,011
Studio City Finance Ltd.
	1,250,000	5.000		01/15/29	1,071,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	650,000	5.250		05/15/27	630,461

					4,144,490

Machinery - Construction & Mining(b)(c) – 0.0%
BWX Technologies, Inc.
	645,000	4.125		06/30/28	589,143

Machinery-Diversified(b)(c) – 0.2%
Chart Industries, Inc.
	907,000	7.500		01/01/30	928,260
	1,074,000	9.500		01/01/31	1,153,530

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery-Diversified(b)(c) – (continued)
OT Merger Corp.
	$684,000	7.875%		10/15/29	$445,729
TK Elevator Holdco GmbH
EUR	450,000	6.625		07/15/28	457,707

					2,985,226

Media – 2.4%
Altice Financing SA (b)(c)
	300,000	2.250		01/15/25	309,803
	$2,509,000	5.000		01/15/28	1,996,938
	767,000	5.750		08/15/29	580,757
AMC Networks, Inc. (b)(c)
	500,000	10.250		01/15/29	500,010
Audacy Capital Corp. (b)(c)(f)
	745,000	6.500		05/01/27	23,378
	925,000	6.750		03/31/29	30,562
Beasley Mezzanine Holdings LLC (b)(c)
	1,610,000	8.625		02/01/26	974,613
CCO Holdings LLC/CCO Holdings Capital Corp. (b)(c)
	525,000	5.375		06/01/29	462,110
	1,726,000	6.375		09/01/29	1,580,740
	2,200,000	4.500		08/15/30	1,788,094
	650,000	4.250		02/01/31	510,237
	1,087,000	7.375		03/01/31	1,031,650
	820,000	4.250		01/15/34	594,385
CSC Holdings LLC (b)(c)
	721,000	5.500		04/15/27	591,025
	425,000	7.500		04/01/28	230,099
	695,000	6.500		02/01/29	520,242
	2,293,000	5.750		01/15/30	1,003,371
Diamond Sports Group LLC/Diamond Sports Finance Co. (b)(c)(f)
	1,620,000	5.375		08/15/26	41,488
	1,274,000	6.625		08/15/27	32,462
Directv Financing LLC (b)(c)
	530,000	8.875		02/01/30	515,165
DISH DBS Corp.
	631,000	5.875		11/15/24	595,746
	563,000	7.750		07/01/26	354,054
	2,260,000	5.250	(b)(c)	12/01/26	1,779,321
	837,000	5.750	(b)(c)	12/01/28	567,277
	790,000	5.125		06/01/29	318,188
DISH Network Corp. (b)(c)
	480,000	11.750		11/15/27	484,099
Gray Television, Inc. (b)(c)
	1,803,000	7.000		05/15/27	1,642,245
	2,401,000	4.750		10/15/30	1,444,682
	665,000	5.375		11/15/31	398,521
LCPR Senior Secured Financing DAC (b)(c)
	649,000	6.750		10/15/27	600,494
Liberty Interactive LLC (c)
	2,633,100	4.000		11/15/29	974,247
	150,131	3.750		02/15/30	54,047
McGraw-Hill Education, Inc. (b)(c)
	450,000	5.750		08/01/28	417,438

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
Nexstar Media, Inc. (b)(c)
	$374,000	5.625%		07/15/27	$351,650
	658,000	4.750		11/01/28	584,383
Paramount Global (c)(i) (5 yr. CMT + 3.999%)
	1,347,000	6.375		03/30/62	1,245,988
Radiate Holdco LLC/Radiate Finance, Inc. (b)(c)
	835,000	4.500		09/15/26	637,815
Scripps Escrow II, Inc. (b)(c)
	1,822,000	3.875		01/15/29	1,346,330
Sinclair Television Group, Inc. (b)(c)
	805,000	5.500		03/01/30	557,688
	649,000	4.125		12/01/30	446,110
Sirius XM Radio, Inc. (b)(c)
	300,000	3.125		09/01/26	279,810
	858,000	5.000		08/01/27	810,364
Spanish Broadcasting System, Inc. (b)(c)
	1,225,000	9.750		03/01/26	577,159
Summer BidCo BV (b)(c)(h) (PIK 10.750%, Cash 10.000%)
EUR	300,000	10.000		02/15/29	322,531
TEGNA, Inc. (c)
	$1,129,000	4.625		03/15/28	1,022,772
Tele Columbus AG (b)(c)(h)
EUR	202,281	10.000		03/19/29	137,080
Telenet Finance Luxembourg Notes SARL (b)(c)
	$1,000,000	5.500		03/01/28	946,990
Univision Communications, Inc. (b)(c)
	608,000	6.625		06/01/27	587,170
	390,000	4.500		05/01/29	338,501
	528,000	7.375		06/30/30	506,062
Urban One, Inc. (b)(c)
	1,215,000	7.375		02/01/28	985,742
Virgin Media Vendor Financing Notes III DAC (b)(c)
GBP	635,000	4.875		07/15/28	708,992
Virgin Media Vendor Financing Notes IV DAC (b)(c)
	$500,000	5.000		07/15/28	445,560

					35,786,185

Metal Fabricate & Hardware(b)(c) – 0.1%
Vallourec SACA
	995,000	7.500		04/15/32	1,005,010

Mining(c) – 0.9%
Antofagasta PLC (b)
	838,000	6.250		05/02/34	834,648
Arsenal AIC Parent LLC (b)
	403,000	8.000		10/01/30	420,430
Compass Minerals International, Inc. (b)
	1,164,000	6.750		12/01/27	1,093,508
Corp. Nacional del Cobre de Chile
	1,045,000	5.950		01/08/34	1,013,977
	1,232,000	6.440	(b)	01/26/36	1,226,995
Eldorado Gold Corp. (b)
	1,000,000	6.250		09/01/29	943,700
First Quantum Minerals Ltd. (b)
	1,700,000	9.375		03/01/29	1,768,544

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining(c) – (continued)
$1,195,000	8.625%		06/01/31	$1,162,078
Freeport-McMoRan, Inc.
320,000	4.625		08/01/30	300,688
795,000	5.400		11/14/34	765,537
Mountain Province Diamonds, Inc. (k)(b)
2,861,000	9.000		12/15/25	2,795,197
Northwest Acquisitions ULC/Dominion Finco, Inc. (b)(f)
1,260,000	7.125		11/01/22	13
WE Soda Investments Holding PLC
680,000	9.375		02/14/31	693,387

				13,018,702

Miscellaneous Manufacturing(b)(c) – 0.0%
LSB Industries, Inc.
360,000	6.250		10/15/28	341,244

Office & Business Equipment(b)(c) – 0.1%
Pitney Bowes, Inc.
420,000	6.875		03/15/27	378,248
560,000	7.250		03/15/29	477,635
Xerox Holdings Corp.
562,000	8.875		11/30/29	535,895

				1,391,778

Oil Field Services – 2.6%
Apache Corp. (c)
1,234,000	5.100		09/01/40	1,027,108
Archrock Partners LP/Archrock Partners Finance Corp. (b)(c)
444,000	6.250		04/01/28	435,338
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)(c)
230,000	7.000		11/01/26	230,198
500,000	8.250		12/31/28	509,720
Chesapeake Energy Corp.
195,000	7.000	(l)	10/01/24	4,388
935,000	7.500	(l)	10/01/26	21,037
1,250,000	5.875	(b)(c)	02/01/29	1,228,100
CITGO Petroleum Corp. (b)(c)
671,000	7.000		06/15/25	670,396
1,074,000	6.375		06/15/26	1,074,526
1,452,000	8.375		01/15/29	1,502,820
Civitas Resources, Inc. (b)(c)
460,000	8.625		11/01/30	490,880
710,000	8.750		07/01/31	754,389
Comstock Resources, Inc. (b)(c)
1,110,000	6.750		03/01/29	1,045,287
Ecopetrol SA (c)
717,000	8.875		01/13/33	732,433
EDO Sukuk Ltd. (b)
466,000	5.875		09/21/33	469,786
Energean Israel Finance Ltd. (c)
1,070,240	8.500		09/30/33	1,027,430
Greenfire Resources Ltd. (b)(c)
1,555,000	12.000		10/01/28	1,648,906
Guara Norte SARL (b)
599,753	5.198		06/15/34	539,433

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Kosmos Energy Ltd. (b)(c)
	$1,242,000	7.750%		05/01/27	$1,211,338
Moss Creek Resources Holdings, Inc. (b)(c)
	1,149,000	7.500		01/15/26	1,146,794
Nabors Industries, Inc. (b)(c)
	530,000	9.125		01/31/30	548,280
Pan American Energy LLC (b)
	694,000	8.500		04/30/32	699,996
Petroleos de Venezuela SA (f)
	2,439,000	6.000		11/15/26	297,558
	554,800	5.375		04/12/27	66,576
Petroleos del Peru SA
	2,182,000	5.625		06/19/47	1,320,110
Petroleos Mexicanos
	981,000	6.375		01/23/45	609,260
	5,827,000	6.750		09/21/47	3,715,004
Petronas Capital Ltd. (c)
	1,806,000	3.500		04/21/30	1,621,878
	1,279,000	2.480		01/28/32	1,038,625
	1,553,000	3.404		04/28/61	991,575
Rockcliff Energy II LLC (b)(c)
	1,217,000	5.500		10/15/29	1,123,072
Southwestern Energy Co. (c)
	1,250,000	4.750		02/01/32	1,125,625
Strathcona Resources Ltd. (b)(c)
	870,000	6.875		08/01/26	861,613
Sunoco LP (b)(c)
	345,000	7.250		05/01/32	350,392
Transocean Titan Financing Ltd. (b)(c)
	370,000	8.375		02/01/28	379,831
Transocean, Inc.
	550,000	8.250	(b)(c)	05/15/29	546,601
	2,494,800	8.750	(b)(c)	02/15/30	2,602,451
	700,000	8.500	(b)(c)	05/15/31	696,304
	1,119,000	6.800		03/15/38	906,390
Valaris Ltd. (b)(c)
	800,000	8.375		04/30/30	822,000
Var Energi ASA (c)(i) (5 yr. EURIBOR ICE Swap + 4.765%)
EUR	360,000	7.862		11/15/83	411,524
Vital Energy, Inc. (b)(c)
	$1,116,000	7.875		04/15/32	1,132,818
Wintershall Dea Finance 2 BV (c)(i) (-1X 5 yr. EUR Swap + 3.319%)
EUR	1,400,000	3.000		07/20/28	1,305,483
YPF SA (b)(c)
	$1,109,000	9.500		01/17/31	1,117,900

					40,061,173

Packaging(c) – 0.6%
ARD Finance SA (b)(h)
(PIK 5.750%, Cash 5.000%)
EUR	271,000	5.000		06/30/27	64,575
(PIK 7.250%, Cash 6.500%)
	$135,000	6.500		06/30/27	37,018

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Packaging(c) – (continued)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
EUR	400,000	2.000%	09/01/28	$372,073
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)
	$367,000	5.250	04/30/25	363,587
	600,000	4.125	08/15/26	500,496
	453,000	5.250	08/15/27	230,944
	328,000	5.250	08/15/27	167,293
Ball Corp.
EUR	675,000	1.500	03/15/27	678,515
	$949,000	2.875	08/15/30	792,975
Canpack SA/Canpack U.S. LLC (b)
EUR	307,000	2.375	11/01/27	302,652
Fiber Bidco Spa (b)(i) (3 mo. EUR EURIBOR + 4.000%)
	250,000	7.908	01/15/30	268,324
Fiber Bidco SpA (b)
	266,000	11.000	10/25/27	306,358
Guala Closures SpA (b)
	725,000	3.250	06/15/28	720,705
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC (b)
	$1,306,000	6.000	09/15/28	1,247,583
LABL, Inc. (b)
	149,000	10.500	07/15/27	146,409
OI European Group BV (b)
EUR	450,000	2.875	02/15/25	473,315
	$500,000	4.750	02/15/30	457,310
Sealed Air Corp./Sealed Air Corp. U.S. (b)
	974,000	6.125	02/01/28	962,468
Trident TPI Holdings, Inc. (b)
	1,061,000	12.750	12/31/28	1,147,100

				9,239,700

Pharmaceuticals – 0.5%
1375209 BC Ltd. (b)(c)
	300,000	9.000	01/30/28	294,399
Almirall SA (b)(c)
EUR	554,000	2.125	09/30/26	563,264
Bausch Health Cos., Inc. (b)
	$850,000	11.000	09/30/28	664,513
Bayer AG (c)(i) (5 yr. EUR Swap + 3.432%)
EUR	600,000	6.625	09/25/83	638,982
Bormioli Pharma SpA (b)(c)(i) (3 mo. EUR Euribor + 5.500%)
	550,000	9.401	05/15/28	591,586
Cheplapharm Arzneimittel GmbH (b)(c)
	650,000	4.375	01/15/28	666,800
	$1,696,000	5.500	01/15/28	1,594,460
Grifols SA (b)(c)
	250,000	4.750	10/15/28	201,015
Nidda BondCo GmbH (b)(c)
EUR	450,000	5.000	09/30/25	476,005
Nidda Healthcare Holding GmbH (b)(c)
	300,000	7.500	08/21/26	330,918
Organon & Co./Organon Foreign Debt Co.-Issuer BV (b)(c)
	$685,000	5.125	04/30/31	592,463

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
Par Pharmaceutical, Inc.
	$344,000	7.500%		04/01/27	$—
Teva Pharmaceutical Finance Netherlands II BV (c)
EUR	451,000	7.375		09/15/29	531,556
	400,000	4.375		05/09/30	408,661

					7,554,622

Pipelines – 1.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)(c)
	$1,270,000	5.375		06/15/29	1,212,304
CQP Holdco LP/BIP-V Chinook Holdco LLC (b)(c)
	477,000	5.500		06/15/31	438,778
	978,000	7.500		12/15/33	986,352
Energy Transfer LP (c)
	540,000	5.750		04/01/25	539,303
EnLink Midstream LLC (c)
	502,000	5.375		06/01/29	484,325
	1,240,000	6.500	(b)	09/01/30	1,255,264
EnLink Midstream Partners LP (c)
	71,000	5.600		04/01/44	61,423
	149,000	5.450		06/01/47	126,358
EQM Midstream Partners LP (c)
	200,000	6.000	(b)	07/01/25	199,762
	468,000	7.500	(b)	06/01/30	490,810
	1,191,000	6.500		07/15/48	1,176,851
Genesis Energy LP/Genesis Energy Finance Corp. (c)
	900,000	8.000		01/15/27	910,179
	650,000	8.875		04/15/30	672,490
Global Partners LP/GLP Finance Corp. (c)
	495,000	7.000		08/01/27	491,406
ITT Holdings LLC (b)(c)
	2,940,000	6.500		08/01/29	2,658,436
New Fortress Energy, Inc. (b)(c)
	930,000	6.500		09/30/26	890,196
NGL Energy Operating LLC/NGL Energy Finance Corp. (b)(c)
	609,000	8.125		02/15/29	619,219
QazaqGaz NC JSC
	729,000	4.375		09/26/27	680,248
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	636,000	5.750		04/15/25	627,764
	88,000	12.000	(b)	10/15/26	89,036
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)(c)
	318,000	6.000		03/01/27	310,037
	402,000	7.375		02/15/29	402,832
	2,228,000	6.000		12/31/30	2,096,437
Venture Global Calcasieu Pass LLC (b)(c)
	590,000	4.125		08/15/31	516,563
	1,480,000	3.875		11/01/33	1,213,541
Venture Global LNG, Inc. (b)(c)
	793,000	9.500		02/01/29	852,602

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Western Midstream Operating LP (c)
	$965,000	5.250%		02/01/50	$818,079

					20,820,595

Real Estate(c) – 0.2%
Heimstaden Bostad Treasury BV
EUR	994,000	1.625		10/13/31	765,090
Howard Hughes Corp. (b)
	$1,050,000	4.375		02/01/31	892,269
Newmark Group, Inc. (b)
	782,000	7.500		01/12/29	790,000
Samhallsbyggnadsbolaget i Norden AB
EUR	550,000	3.000		01/14/25	530,013
	500,000	2.375		09/04/26	402,468
WeWork Cos U.S. LLC (b)(f)
	$1,335,000	11.000		08/15/27	66,523
	1,064,106	15.000		08/15/27	106,666

					3,553,029

Real Estate Investment Trust – 0.9%
Apollo Commercial Real Estate Finance, Inc. (b)(c)
	900,000	4.625		06/15/29	744,237
Brandywine Operating Partnership LP (c)
	851,000	8.050		03/15/28	866,088
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR
Nimbus LLC/GGSI Sellco LLC (b)(c)
	1,866,000	4.500		04/01/27	1,669,622
Diversified Healthcare Trust (c)
	300,000	4.750		02/15/28	235,980
	1,320,000	4.375		03/01/31	955,799
HAT Holdings I LLC/HAT Holdings II LLC (b)
	506,000	3.375	(c)	06/15/26	471,946
	126,000	3.750		09/15/30	104,348
Iron Mountain U.K. PLC (b)(c)
GBP	400,000	3.875		11/15/25	484,860
Iron Mountain, Inc. (b)(c)
	$419,000	5.250		03/15/28	401,079
	935,000	4.875		09/15/29	863,660
	175,000	4.500		02/15/31	154,403
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)(c)
	287,000	5.250		10/01/25	281,983
	883,000	4.250		02/01/27	818,179
	1,000,000	4.750		06/15/29	891,580
Piedmont Operating Partnership LP (c)
	704,000	9.250		07/20/28	743,234
Service Properties Trust (c)
	700,000	4.950		02/15/27	644,700
	380,000	5.500		12/15/27	359,366
	485,000	4.375		02/15/30	369,420
Starwood Property Trust, Inc. (b)(c)
	700,000	3.625		07/15/26	648,256
	430,000	7.250		04/01/29	424,440
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (b)(c)
	566,000	10.500		02/15/28	587,316

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – (continued)
VICI Properties LP/VICI Note Co., Inc. (b)(c)
	$898,000	3.750%		02/15/27	$842,674

					13,563,170

Retailing – 1.4%
1011778 BC ULC/New Red Finance, Inc. (b)(c)
	750,000	3.875		01/15/28	692,385
	450,000	4.375		01/15/28	419,296
Asbury Automotive Group, Inc. (c)
	782,000	4.500		03/01/28	733,665
	138,000	4.625	(b)	11/15/29	125,028
Bath & Body Works, Inc.
	256,000	9.375	(b)	07/01/25	265,347
	145,000	5.250		02/01/28	139,494
	795,000	6.875		11/01/35	789,594
	705,000	6.750		07/01/36	687,608
BCPE Ulysses Intermediate, Inc. (b)(c)(h) (PIK 8.500%, Cash 7.720%)
	829,667	7.750		04/01/27	806,752
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC (b)(c)
	700,000	5.125		04/15/29	646,751
Doman Building Materials Group Ltd. (b)(c)
CAD	1,590,000	5.250		05/15/26	1,107,335
Ferrellgas LP/Ferrellgas Finance Corp. (b)(c)
	$1,073,000	5.375		04/01/26	1,052,237
	435,000	5.875		04/01/29	412,315
Global Auto Holdings Ltd./AAG FH U.K. Ltd. (b)(c)
	812,000	8.375		01/15/29	777,035
	612,000	8.750		01/15/32	576,584
Kohl’s Corp. (c)
	220,000	4.625		05/01/31	181,689
	260,000	5.550		07/17/45	178,337
LBM Acquisition LLC (b)(c)
	1,981,000	6.250		01/15/29	1,819,073
LCM Investments Holdings II LLC (b)(c)
	804,000	4.875		05/01/29	734,349
Macy’s Retail Holdings LLC (c)
	805,000	6.125	(b)	03/15/32	762,118
	670,000	4.500		12/15/34	571,791
Neiman Marcus Group Ltd. LLC (k)(l)
	605,000	8.000		10/15/21	21,189
PetSmart, Inc./PetSmart Finance Corp. (b)(c)
	500,000	4.750		02/15/28	461,490
QVC, Inc. (c)
	1,425,000	4.750		02/15/27	1,239,579
Rite Aid Corp. (b)(c)(f)
	445,000	7.500		07/01/25	277,021
Shiba Bidco SpA (b)(c)
EUR	343,000	4.500		10/31/28	350,171
Specialty Building Products Holdings LLC/SBP Finance Corp. (b)(c)
	$1,838,000	6.375		09/30/26	1,821,715
Victoria’s Secret & Co. (b)(c)
	1,874,000	4.625		07/15/29	1,472,870

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Walgreens Boots Alliance, Inc. (c)
	$700,000	4.800%		11/18/44	$566,328
White Cap Parent LLC (b)(c)(h) (PIK 9.000%, Cash 8.250%)
	673,000	8.250		03/15/26	674,043
Yum! Brands, Inc.
	260,000	5.375	(c)	04/01/32	245,534
	285,000	6.875		11/15/37	303,106

					20,911,829

Semiconductors(b)(c) – 0.2%
Entegris, Inc.
	1,000,000	4.750		04/15/29	944,760
	145,000	3.625		05/01/29	128,332
ON Semiconductor Corp.
	1,101,000	3.875		09/01/28	998,684
Synaptics, Inc.
	1,150,000	4.000		06/15/29	1,010,770

					3,082,546

Software(b)(c) – 0.6%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
	500,000	8.000		06/15/29	514,175
Central Parent, Inc./CDK Global, Inc.
	1,250,000	7.250		06/15/29	1,263,600
Cloud Software Group, Inc.
	1,430,000	6.500		03/31/29	1,356,098
	880,000	9.000		09/30/29	847,854
Elastic NV
	1,040,000	4.125		07/15/29	925,465
Open Text Holdings, Inc.
	1,317,000	4.125		02/15/30	1,157,116
Rocket Software, Inc.
	1,470,000	9.000		11/28/28	1,475,262
UKG, Inc.
	805,000	6.875		02/01/31	806,465

					8,346,035

Telecommunication Services – 1.8%
Altice France Holding SA (b)(c)
EUR	365,000	8.000		05/15/27	115,254
	$1,069,000	10.500		05/15/27	381,558
Altice France SA (b)(c)
EUR	100,000	2.500		01/15/25	95,301
	500,000	2.125		02/15/25	476,238
	$350,000	5.500		01/15/28	236,061
	2,058,000	5.500		10/15/29	1,347,537
Ciena Corp. (b)(c)
	730,000	4.000		01/31/30	640,385
CommScope, Inc. (b)(c)
	909,000	6.000		03/01/26	812,710
	1,790,000	8.250		03/01/27	685,373
	395,000	7.125		07/01/28	132,325
	657,000	4.750		09/01/29	458,606
ILIAD HOLDING SAS (c)
	700,000	8.500		04/15/31	706,875

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
Iliad Holding SASU (b)(c)
	$1,175,000	6.500%		10/15/26	$1,169,113
EUR	500,000	5.625		10/15/28	527,501
	$1,717,000	7.000		10/15/28	1,679,243
Kaixo Bondco Telecom SA (b)(c)
EUR	200,000	5.125		09/30/29	204,994
Level 3 Financing, Inc. (b)(c)
	$243,000	4.625		09/15/27	142,891
	270,000	4.250		07/01/28	105,265
	530,000	3.625		01/15/29	181,292
	125,000	10.500		04/15/29	125,245
	1,128,000	4.875		06/15/29	713,765
	585,000	3.750		07/15/29	202,638
	300,000	3.875		11/15/29	110,250
	280,000	11.000		11/15/29	285,519
	1,997,000	10.500		05/15/30	1,995,263
Lorca Telecom Bondco SA (b)(c)
EUR	450,000	4.000		09/18/27	468,412
SoftBank Group Corp. (c)
	1,199,000	3.375		07/06/29	1,163,119
TDC Net AS (c)
	821,000	6.500		06/01/31	930,748
Telecom Italia Capital SA
	$326,000	6.000		09/30/34	274,645
Telecom Italia SpA
	230,000	5.303	(b)	05/30/24	229,446
EUR	1,295,000	6.875	(c)	02/15/28	1,444,907
Telesat Canada/Telesat LLC (b)(c)
	$1,020,000	5.625		12/06/26	495,485
Viasat, Inc. (b)(c)
	1,062,000	7.500		05/30/31	749,475
Vmed O2 U.K. Financing I PLC (b)(c)
	1,230,000	4.250		01/31/31	1,008,379
	2,442,000	7.750		04/15/32	2,405,492
Windstream Escrow LLC/Windstream Escrow Finance Corp. (b)(c)
	1,720,000	7.750		08/15/28	1,657,822
Zayo Group Holdings, Inc. (b)(c)
	4,055,000	4.000		03/01/27	3,230,213

					27,589,345

Transportation – 0.1%
Rand Parent LLC (b)(c)
	828,000	8.500		02/15/30	818,594
SGL Group ApS (c)(i) (3 mo. EUR Euribor + 4.750%)
EUR	340,000	8.647		04/22/30	360,863
Transnet SOC Ltd. (b)
	$727,000	8.250		02/06/28	715,186

					1,894,643

Water(b)(c) – 0.1%
Aegea Finance SARL
	721,000	9.000		01/20/31	757,266

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Water Utilities(b)(c) – 0.0%
Aegea Finance SARL
$616,000	6.750%	05/20/29	$594,348

TOTAL CORPORATE OBLIGATIONS (Cost $474,389,159)			$453,898,816

Bank Loans(n) – 23.1%

Aerospace & Defense(i) – 1.3%
Bleriot U.S. Bidco, Inc. (3 mo. USD Term SOFR + 4.000%)
$602,644	9.571%	10/31/28	$605,320
Cobham Ultra SeniorCo SARL (6 mo. USD Term SOFR + 3.500%)
726,978	9.012	08/03/29	712,439
Dynasty Acquisition Co., Inc. (1 mo. USD Term SOFR + 3.500%)
8,623,835	8.816	08/24/28	8,663,074
Kaman Corp. (3 mo. USD Term SOFR + 3.500%)
1,045,000	8.827	04/21/31	1,048,271
Propulsion (BC) Finco SARL (3 mo.USD Term SOFR + 3.750%)
568,466	9.058	09/14/29	570,717
Spirit Aerosystems, Inc. (3 mo.USD Term SOFR + 4.250%)
1,246,206	9.580	01/15/27	1,251,664
TransDigm, Inc. (1 mo. USD Term SOFR + 3.250%)
568,575	8.559	02/28/31	571,662
(3 mo. USD Term SOFR + 2.750%)
5,342,699	8.059	08/24/28	5,368,397
1,238,229	8.059	02/22/30	1,243,231

			20,034,775

Airlines(i) – 0.1%
American Airlines, Inc. (3 mo.USD Term SOFR + 4.750%)
578,400	10.336	04/20/28	600,992
Mileage Plus Holdings LLC (3 mo. USD Term SOFR + 5.250%)
580,412	10.733	06/21/27	595,224

			1,196,216

Auto Parts & Equipment(i) – 0.1%
Autokiniton U.S. Holdings, Inc. (1 mo. USD Term SOFR + 4.000%)
497,474	9.430	04/06/28	499,494
Clarios Global LP (1 mo. USD Term SOFR + 3.000%)
448,875	8.316	05/06/30	449,997
First Brands Group LLC (3 mo. USD Term SOFR + 5.000%)
480,101	10.591	03/30/27	459,495

			1,408,986

Beverages(i) – 0.0%
Naked Juice LLC (3 mo. USD Term SOFR + 0.000%)
733,359	8.659	01/24/29	707,464

Building Materials(i) – 0.4%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
2,606,911	8.666	11/03/28	2,602,480

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Building Materials(i) – (continued)
Cornerstone Building Brands, Inc. (1 mo. USD Term SOFR + 5.265%)
$248,741	10.946%		08/01/28	$251,317
CP Atlas Buyer, Inc. (1 mo. USD Term SOFR + 3.750%)
872,961	9.166		11/23/27	866,702
Emrld Borrower LP (1 mo. USD Term SOFR + 2.500%)
248,752	7.816		05/31/30	249,485
Icebox Holdco III, Inc. (3 mo. USD Term SOFR + 3.500%)
497,465	9.321		12/22/28	496,132
Ingersoll-Rand Services Co. (1 mo. USD Term SOFR + 1.750%)
17,376	7.166		03/01/27	17,402
Wilsonart LLC (3 mo. USD Term SOFR + 3.250%)
1,005,691	8.652		12/31/26	1,007,391

				5,490,909

Chemicals – 0.4%
Aruba Investments Holdings LLC
(1 mo. USD Term SOFR + 4.000%)
268,972	9.416	(i)	11/24/27	260,789
(3 mo. USD Term SOFR + 7.750%)
424,596	13.166	(i)	11/24/28	403,791
Derby Buyer LLC (1 mo. USD Term SOFR + 4.250%)
655,724	9.577	(i)	11/01/30	658,596
Eastman Chemical Co. (3 mo. USD Term SOFR + 5.250%)
731,522	10.821	(i)	11/01/28	714,149
Lonza Group AG (3 mo. USD Term SOFR + 3.925%)
548,563	9.334	(i)	07/03/28	525,704
Nouryon Finance B.V.
426,572	0.000	(o)	04/03/28	427,150
Polar U.S. Borrower LLC (3 mo.USD Term SOFR + 4.750%)
1,342,395	10.178	(i)	10/15/25	1,001,950
SCIH Salt Holdings, Inc. (3 mo. USD Term SOFR + 3.500%)
795,947	8.830	(i)	03/16/27	797,277
Tronox Finance LLC
729,446	0.000	(o)		729,752
(1 mo. USD Term SOFR + 3.500%)
249,375	8.816	(i)	08/16/28	249,532

				5,768,690

Commercial Services – 1.6%
AlixPartners LLP (1 mo. USD Term SOFR + 2.500%)
751,127	7.930	(i)	02/04/28	752,900
Allied Universal Holdco LLC
(1 mo. USD Term SOFR + 3.750%)
1,000,000	9.166	(i)	05/12/28	1,000,190
(1 mo. USD Term SOFR + 4.750%)
4,353,125	10.066	(i)	05/12/28	4,367,882
American Auto Auction Group LLC (3 mo. USD Term SOFR + 5.000%)
382,400	10.459	(i)	12/30/27	381,444
Anticimex International AB
625,000	0.000		11/16/28	627,738
(3 mo. USD Term SOFR + 3.150%)
2,182,157	8.461	(i)	11/16/28	2,184,427

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Commercial Services – (continued)
Armorica Lux SARL (3 mo. EUR EURIBOR + 5.000%)
EUR	500,000	8.790	%(i)	07/28/28	$510,479
AVSC Holding Corp.
(1 mo. USD Term SOFR + 3.250%)
	$621,892	8.666	(i)	03/03/25	615,051
(1 mo. USD Term SOFR + 5.500%)
	350,899	9.926	(i)	10/15/26	348,706
Celestial Saturn Parent, Inc. (1 mo. USD Term SOFR)
	1,350,000	7.000		06/04/29	1,210,788
Conservice Midco LLC (1 mo. USD Term SOFR + 4.000%)
	916,846	9.316	(i)	05/13/27	917,992
Creative Artists Agency LLC (1 mo. USD Term SOFR + 3.250%)
	602,222	8.566	(i)	11/27/28	604,065
Ensemble RCM LLC (3 mo. USD Term SOFR + 3.000%)
	577,347	8.330	(i)	08/01/29	578,882
Fugue Finance BV (3 mo. USD Term SOFR + 4.000%)
	447,739	9.343	(i)	01/31/28	449,194
Fugue Finance LLC (1 mo. USD Term SOFR)
	360,000	0.000		02/26/31	362,250
Global Education Management Systems Establishment (1 mo. USD Term SOFR + 4.750%)
	683,752	10.180	(i)	07/31/26	685,830
Groundworks LLC (1 mo. USD Term SOFR + 3.500%)(i)
	6,130	8.818		03/14/31	6,786
	384,275	8.821		03/14/31	384,882
GTCR W Merger Sub LLC (1 mo. USD Term SOFR + 3.000%)
	240,000	8.309	(i)	01/31/31	240,451
Hertz Corp. (1 mo. USD Term SOFR + 3.250%)
	376,950	0.000	(i)	06/30/28	345,905
	73,050	8.680		06/30/28	67,033
Mavis Tire Express Services Topco Corp. (1 mo. USD Term SOFR + 3.750%)
	2,211,000	9.066	(i)	05/04/28	2,216,926
Mister Car Wash Holdings, Inc. (1 mo. USD Term SOFR + 3.000%)
	475,000	8.318	(i)	03/21/31	475,694
PG Investment Co. 59 SARL (3 mo. USD Term SOFR + 3.500%)
	625,000	8.813	(i)	03/26/31	627,081
R1 RCM, Inc. (1 mo. USD Term SOFR + 3.000%)
	299,241	8.327	(i)	06/21/29	300,288
Sabert Corp. (1 mo. USD Term SOFR + 3.750%)
	139,030	9.183	(i)	12/10/26	139,436
Sabre GLBL, Inc. (1 mo. USD Term SOFR + 5.000%)
	165,000	10.416	(i)	06/30/28	144,258
Spin Holdco, Inc. (3 mo. USD Term SOFR + 4.000%)
	1,095,522	9.585	(i)	03/04/28	963,545
Spring Education Group, Inc. (3 mo. USD Term SOFR + 4.500%)
	599,375	9.809	(i)	10/04/30	601,623
St. George’s University Scholastic Services (1 mo. USD Term SOFR + 3.000%)
	447,710	8.416	(i)	02/10/29	447,374
Teneo Holdings LLC (1 mo. USD Term SOFR + 4.750%)
	478,000	10.066	(i)	03/13/31	480,691
Verscend Holding Corp.
	533,501	0.000	(i)	08/27/25	533,634

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Commercial Services – (continued)
Wand NewCo 3, Inc. (1 mo. USD Term SOFR + 3.750%)
	$1,000,000	9.066	%(i)	01/30/31	$1,005,280

					24,578,705

Computers(i) – 0.5%
Access CIG LLC (3 mo. USD Term SOFR + 5.000%)
	1,472,184	10.330		08/18/28	1,477,086
Idemia Group (3 mo.USD Term SOFR + 4.250%)
	499,200	9.559		09/30/28	500,449
Magenta Buyer LLC (3 mo. USD Term SOFR + 5.000%)
	1,865,090	10.591		07/27/28	935,454
McAfee LLC (1 mo. USD Term SOFR + 3.750%)
	391,127	9.177		03/01/29	391,181
Netsmart Technologies, Inc. (1 mo. USD Term SOFR + 3.750%)
	1,042,861	9.180		10/01/27	1,045,479
Peraton Corp.
(1 mo. USD Term SOFR + 3.750%)
	249,343	9.166		02/01/28	249,299
(3 mo. USD Term SOFR + 7.750%)
	1,361,339	13.176		02/01/29	1,367,302
Verifone Systems, Inc. (3 mo. USD Term SOFR + 4.000%)
	971,164	9.585		08/20/25	875,086
Virtusa Corp. (1 mo. USD Term SOFR + 3.750%)
	1,836	9.180		02/11/28	1,840

					6,843,176

Distribution & Wholesale(i) – 0.3%
BCPE Empire Holdings, Inc. (1 mo. USD Term SOFR + 4.000%)
	2,490,000	9.316		12/11/28	2,496,051
Core & Main LP (1 mo. USD Term SOFR + 2.500%) – (3 mo. USD Term SOFR + 2.500%)
	359,469	7.918		07/27/28	360,817
OptiGroup (1 mo. EUR EURIBOR + 5.250%)
EUR	570,000	9.078		03/16/29	589,295
Windsor Holdings III LLC (1 mo. USD Term SOFR + 4.000%)
	$1,745,625	9.319		08/01/30	1,758,717

					5,204,880

Diversified Financial Services(i) – 0.6%
Apex Group Treasury LLC
(3 mo. USD Term SOFR + 5.000%)
	864,372	10.317		07/27/28	867,613
(3 mo.USD Term SOFR + 3.750%)
	1,594,207	9.326		07/27/28	1,592,883
Avolon TLB Borrower 1 (U.S.) LLC (1 mo. USD Term SOFR + 2.000%)
	413,963	7.315		06/22/28	414,695
Deerfield Dakota Holding LLC
(3 mo.USD Term SOFR + 3.750%)
	950,000	9.059		04/09/27	948,338
(3 mo.USD Term SOFR + 6.750%)
	3,047,000	12.321		04/07/28	3,040,327
Ditech Holding Corp. (k)
	188,851	0.000	(f)	03/28/25	18,885

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Diversified Financial Services(i) – (continued)
Focus Financial Partners LLC
(1 mo. USD Term SOFR + 2.500%)
$265,493	7.816%		06/30/28	$265,079
(1 mo. USD Term SOFR + 2.750%)
498,750	8.066		06/30/28	498,551
Hightower Holding LLC (3 mo. USD Term SOFR + 4.000%)
273,724	9.586		04/21/28	274,581
Vida Capital, Inc. (1 mo. USD Term SOFR + 6.000%)
687,345	11.430		10/01/26	584,243

				8,505,195

Electrical(i) – 0.1%
Generation Bridge Northeast LLC (1 mo. USD Term SOFR + 3.500%)
449,815	8.816		08/22/29	451,313
Hamilton Projects Acquiror LLC (1 mo. USD Term SOFR + 4.500%)
215,040	9.930		06/17/27	216,160
Lackawanna Energy Center LLC (1 mo. USD Term SOFR + 5.000%)
496,756	10.316		08/06/29	495,047
Talen Energy Supply LLC (3 mo. USD Term SOFR + 4.500%)
496,592	9.826		05/17/30	497,421

				1,659,941

Electronics(i) – 0.2%
II-VI, Inc. (1 mo. USD Term SOFR + 2.500%)
800,000	7.829		07/02/29	802,248
Roper Industrial Products Investment Co. LLC (3 mo. USD Term SOFR + 4.000%)
2,475,059	9.302		11/22/29	2,493,622

				3,295,870

Energy-Alternate Sources(i) – 0.1%
Enstall Group BV (3 mo. USD Term SOFR + 5.000%)
301,576	10.571		08/30/28	291,021
Enviva Partners LP/Fin C
(3 mo. U.S. (Fed) Prime Rate + 1.750%)
304,776	10.250		06/30/27	305,959
(3 mo. USD Term SOFR + 8.000%)
136,356	13.329		12/13/24	154,991

				751,971

Engineering & Construction – 0.7%
Apple Bidco LLC
(1 mo. USD Term SOFR + 2.750%)
244,375	8.180	(i)	09/22/28	244,529
(1 mo. USD Term SOFR + 3.500%)
4,328,872	8.816	(i)	09/22/28	4,337,530
Artera Services LLC (3 mo. USD Term SOFR + 4.500%)
440,000	9.809	(i)	02/15/31	443,485
Brand Industrial Services, Inc.
1,000,000	0.000		08/01/30	1,002,710

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Engineering & Construction – (continued)
Service Logic Acquisition, Inc. (1 mo. USD Term SOFR + 4.000%) – (3 mo. USD Term SOFR + 4.000%)
$851,447	9.430	–
	9.591	(i)	10/29/27	$852,511
Tutor Perini Corp. (1 mo. USD Term SOFR + 4.750%)
663,490	10.180	(i)	08/18/27	660,591
USIC Holdings, Inc. (1 mo. USD Term SOFR + 3.500%) – (3 mo. USD Term SOFR + 3.500%)
2,000,000	8.933	–
	9.110	(i)	05/12/28	2,004,062
(3 mo. USD Term SOFR + 3.500%)
1,246,841	12.064	(i)	05/14/29	1,244,759

				10,790,177

Entertainment – 0.5%
Caesars Entertainment, Inc.
(1 mo. USD Term SOFR + 2.750%)
225,000	8.066	(i)	02/06/31	225,113
(1 mo. USD Term SOFR + 3.250%)
445,749	8.666	(i)	02/06/30	446,194
Churchill Downs, Inc. (1 mo. USD Term SOFR + 2.000%)
33,397	7.416	(i)	03/17/28	33,397
Delta 2 (LUX) SARL (3 mo. USD Term SOFR + 2.250%)
600,000	7.559	(i)	01/15/30	600,450
East Valley Tourist Development Authority (1 mo. USD Term SOFR + 7.500%)(k)
1,067,535	12.930	(i)	11/23/26	1,044,049
ECL Entertainment LLC
135,000	0.000		08/31/30	135,321
(1 mo. USD Term SOFR + 4.750%)
856,275	10.066	(i)	08/31/30	858,313
Great Canadian Gaming Corp. (3 mo. USD Term SOFR + 4.000%)
748,096	9.590	(i)	11/01/26	750,528
GVC Holdings (Gibraltar) Ltd. (3 mo. USD Term SOFR + 3.500%)
148,126	8.909	(i)	10/31/29	148,381
NASCAR Holdings LLC (1 mo. USD Term SOFR + 2.500%)
316,221	7.930	(i)	10/19/26	317,735
Ontario Gaming GTA LP (3 mo.USD Term SOFR + 4.250%)
643,750	9.559	(i)	08/01/30	646,834
UFC Holdings LLC (3 mo.USD Term SOFR + 2.750%)
941,090	8.336	(i)	04/29/26	942,558
William Morris Endeavor Entertainment LLC (1 mo. USD Term SOFR + 2.750%)
1,126,261	8.180	(i)	05/18/25	1,128,603

				7,277,476

Environmental(i) – 0.2%
Filtration Group Corp. (1 mo. USD Term SOFR + 4.250%)
2,721,225	9.680		10/21/28	2,729,742
GFL Environmental, Inc. (3 mo. USD Term SOFR + 2.500%)
487,380	7.826		05/31/27	489,003

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Environmental(i) – (continued)
WIN Waste Innovations Holdings, Inc. (1 mo. USD Term SOFR + 2.750%)
$402,053	8.180%		03/24/28	$378,642

				3,597,387

Food & Drug Retailing – 0.4%
8th Avenue Food & Provisions, Inc.
(1 mo. USD Term SOFR + 7.750%)
280,000	13.180	(i)	10/01/26	251,168
(1 mo. USD Term SOFR + 3.750%)
3,024,046	9.180	(i)	10/01/25	2,904,989
(1 mo. USD Term SOFR + 4.750%)
372,454	10.180	(i)	10/01/25	358,796
Chobani LLC (1 mo. USD Term SOFR)
580,000	3.250		10/25/27	582,175
Fiesta Purchaser, Inc. (1 mo. USD Term SOFR + 4.000%)
625,000	9.316	–
	9.318	(i)	02/12/31	627,113
Nomad Foods U.S. LLC
643,447	0.000	(o)		643,448
Quirch Foods Holdings LLC (3 mo.USD Term SOFR + 4.750%)
$248,715	10.324	(i)	10/27/27	249,259
Solina Bidco (3 mo.USD Term SOFR + 3.750%)
655,000	9.071	(i)(k)	03/07/29	656,637
U.S. Foods, Inc. (1 mo. USD Term SOFR + 2.000%)
63,084	7.430	(i)	09/13/26	63,245

				6,336,830

Hand/Machine Tools(i) – 0.0%
Alliance Laundry Systems LLC (1 mo. USD Term SOFR + 3.500%) – (3 mo. USD Term SOFR + 3.500%)
198,632	8.899	–
	8.921		10/08/27	199,179

Health Care Products – 1.0%
Agiliti Health, Inc
145,000	0.000		05/01/30	145,181
Agiliti Health, Inc. (3 mo. USD Term SOFR + 3.000%)
648,750	8.302	(i)	05/01/30	648,348
Bausch & Lomb Corp.
(1 mo. USD Term SOFR + 3.250%)
382,001	8.669	(i)	05/10/27	379,377
(1 mo. USD Term SOFR + 4.000%)
2,245,304	9.316	(i)	09/29/28	2,249,525
Carestream Health, Inc. (3 mo. USD Term SOFR + 7.500%)
1,247,861	12.909	(i)	09/30/27	1,119,955
Confluent Medical Technologies, Inc. (3 mo.USD Term SOFR + 3.750%)
458,830	9.059	(i)	02/16/29	458,830
Curia Global, Inc. (1 mo. USD Term SOFR + 3.750%) – (3 mo. USD Term SOFR + 3.750%)
1,599,545	9.166	–
	9.180	(i)	08/30/26	1,516,464
ICU Medical, Inc. (1 mo. USD Term SOFR)
508,366	0.000		01/08/29	507,731

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Health Care Products – (continued)
Lifescan Global Corp. (3 mo. USD Term SOFR + 6.500%)
	$3,106,579	11.975	%(i)	12/31/26	$1,133,902
Maravai Intermediate Holdings LLC (3 mo. USD Term SOFR + 3.000%)
	847,602	8.327	(i)	10/19/27	837,541
Medline Borrower LP (1 mo. USD Term SOFR + 2.750%)
	5,141,430	8.068	(i)	10/23/28	5,152,792
Viant Medical Holdings, Inc. (1 mo. USD Term SOFR + 3.750%)
	619,450	9.180	(i)	07/02/25	617,387
Vyaire Medical, Inc. (6 mo. USD Term SOFR + 4.750%)
	363,906	10.310	(i)	04/16/25	225,469

					14,992,502

Health Care Services – 0.9%
Cambrex Corp. (1 mo. USD Term SOFR + 3.500%)
	989,874	8.916	(i)	12/04/26	952,258
Catalent Pharma Solutions, Inc. (1 mo. USD Term SOFR + 3.000%)
	415,000	8.315	(i)	02/22/28	416,556
Charlotte Buyer, Inc. (1 mo. USD Term SOFR + 5.250%)
	532,305	10.571	(i)	02/11/28	534,333
Da Vinci Purchaser Corp. (1 mo. USD Term SOFR + 4.000%)
	721,575	9.430	(i)	01/08/27	723,386
Electron BidCo, Inc. (1 mo. USD Term SOFR + 3.000%)
	397,970	8.430	(i)	11/01/28	398,519
eResearchTechnology, Inc. (1 mo. USD Term SOFR + 4.500%)
	1,096,251	9.930	(i)	02/04/27	1,098,992
Global Medical Response, Inc. (3 mo.USD Term SOFR + 4.250%)
	1,037,973	9.814	(i)	10/02/25	983,698
Heartland Dental LLC (1 mo. USD Term SOFR + 5.000%)
	355,990	10.315	(i)	04/28/28	356,791
HomeVi SAS
EUR	500,000	0.000	(i)	10/31/26	457,295
LifePoint Health, Inc. (3 mo.USD Term SOFR + 4.750%)
	$725,001	10.056	(i)	11/16/28	727,227
MDVIP, Inc.
(1 mo. USD Term SOFR + 3.500%)
	622,270	8.930	(i)	10/16/28	624,604
(1 mo. USD Term SOFR + 6.500%)
	100,000	11.930	(i)	10/15/29	98,750
Pluto Acquisition I, Inc. (k)
(3 mo. USD Term SOFR + 4.000%)(k)
	537,207	9.316	(i)	09/20/28	472,742
(3 mo. USD Term SOFR + 5.500%)
	238,343	10.687	(i)	06/20/28	240,429
Precision Medicine Group LLC (3 mo. USD Term SOFR)
	498,713	3.000		11/18/27	492,170
Radnet Management, Inc. (3 mo. USD Term SOFR + 0.000%)
	615,000	8.574	(i)	04/21/28	613,272
Select Medical Corp. (1 mo. USD Term SOFR + 3.000%)
	645,748	8.316	(i)	03/06/27	646,155
Surgery Center Holdings, Inc. (1 mo. USD Term SOFR + 3.500%)
	786,046	8.815	(i)	12/19/30	790,141

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Health Care Services – (continued)
Team Health Holdings, Inc. (3 mo. USD Term SOFR + 5.250%)
$2,992,472	10.580	%(i)	03/02/27	$2,609,316

				13,236,634

Holding Companies-Diversified(i) – 0.1%
Belfor Holdings, Inc. (1 mo. USD Term SOFR + 3.750%)
713,846	9.066		11/01/30	715,188

Home Furnishings(i) – 0.1%
AI Aqua Merger Sub, Inc. (1 mo. USD Term SOFR + 4.000%)
862,206	9.324		07/31/28	864,707

Housewares(i) – 0.1%
Solis IV BV (3 mo. USD Term SOFR + 3.500%)
431,556	8.824		02/26/29	428,013
Springs Windows Fashions LLC (1 mo. USD Term SOFR + 4.000%)
1,704,785	9.430		10/06/28	1,439,589

				1,867,602

Insurance – 2.5%
Acrisure LLC
(1 mo. USD LIBOR + 3.500%)
6,394,990	8.930	(i)	02/15/27	6,381,816
(1 mo. USD Term SOFR + 4.500%)
463,837	9.816	(i)	11/06/30	464,709
Alliant Holdings Intermediate LLC (1 mo. USD Term SOFR + 3.500%)
606,008	8.819	(i)	11/06/30	608,196
AmWINS Group, Inc.
(1 mo. USD Term SOFR + 2.250%)
560,000	7.680	(i)	02/19/28	560,420
(1 mo. USD Term SOFR + 2.750%)
527,330	8.180	(i)	02/19/28	528,190
AssuredPartners, Inc.
(1 mo. USD Term SOFR)
8,569,000	0.000		02/14/31	8,605,161
(1 mo. USD Term SOFR + 3.500%)
480,702	8.942	(i)	02/12/27	480,601
Asurion LLC (1 mo. USD Term SOFR + 5.250%)
276,000	10.680	(i)	01/20/29	247,787
(1 mo. USD Term SOFR + 3.250%)(i)
126,023	8.680		12/23/26	123,048
373,523	8.680		07/31/27	362,317
Broadstreet Partners, Inc.
(1 mo. USD Term SOFR + 3.000%)
797,922	8.430	(i)	01/27/27	799,063
(1 mo. USD Term SOFR + 3.750%)
3,020,746	9.066	(i)	01/27/29	3,028,298
Cross Financial Corp. (1 mo. USD Term SOFR + 3.500%)
354,092	8.816	(i)	09/15/27	353,873
Howden Group Holdings Ltd. (1 mo. USD Term SOFR + 4.000%)
2,696,976	9.316	(i)	04/18/30	2,706,523

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Insurance – (continued)
HUB International Ltd. (3 mo. USD Term SOFR + 3.250%)
$6,469,528	8.565	–
	8.575	(i)	06/20/30	$6,501,617
Hyperion Refinance SARL (1 mo. USD Term SOFR)
215,000	0.000		02/15/31	215,537
IMA Financial Group, Inc. (1 mo. USD Term SOFR + 3.750%)
1,119,275	9.180	(i)	11/01/28	1,120,204
OneDigital Borrower LLC (1 mo. USD Term SOFR + 4.250%)
847,832	9.666	(i)	11/16/27	847,306
Ryan Specialty Group LLC (1 mo. USD Term SOFR + 2.750%)
498,708	8.066	(i)	09/01/27	499,207
Sedgwick Claims Management Services, Inc. (1 mo. USD Term SOFR + 3.750%)
846,545	9.066	(i)	02/24/28	849,407
Truist Insurance Holdings LLC
2,088,304	0.000		03/08/32	2,105,282
USI, Inc. (3 mo. USD Term SOFR + 3.250%)
498,747	8.552	(i)	09/27/30	499,994

				37,888,556

Internet(i) – 0.4%
CNT Holdings I Corp. (3 mo. USD Term SOFR + 3.500%)
3,368,401	8.830		11/08/27	3,377,293
MH Sub I LLC (1 mo. USD Term SOFR + 4.250%)
382,779	9.566		05/03/28	381,214
Polaris Purchaser, Inc. (3 mo. USD Term SOFR + 4.500%)(k)
500,000	9.841		03/03/31	502,500
Proofpoint, Inc. (1 mo. USD Term SOFR + 3.250%)
437,632	8.680		08/31/28	439,409
PUG LLC (1 mo. USD Term SOFR + 0.000%)
1,000,000	10.066		03/15/30	999,060

				5,699,476

Investment Companies – 0.1%
BEP Intermediate Holdco LLC
329,000	0.000		04/11/31	330,645
Wec U.S. Holdings Ltd. (1 mo. USD Term SOFR + 2.750%)
798,715	8.066	(i)	01/27/31	799,050

				1,129,695

Leisure Time(i) – 0.8%
Alterra Mountain Co. (1 mo. USD Term SOFR + 3.500%)
3,715,716	8.827		05/31/30	3,734,294
130,000	9.180		05/31/30	130,650
(1 yr. USD Term SOFR + 3.250%)
364,991	8.577		08/17/28	366,206
ClubCorp Holdings, Inc. (3 mo. USD Term SOFR + 5.000%)
4,800,261	10.564		09/18/26	4,803,862
Fitness International LLC (1 mo. USD Term SOFR + 5.250%) – (3 mo. USD Term SOFR + 5.250%)
220,000	10.666	–
	10.679		02/05/29	216,700
Life Time Fitness, Inc. (3 mo. USD Term SOFR + 4.000%)
357,868	9.591		01/15/26	359,210

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Leisure Time(i) – (continued)
MajorDrive Holdings IV LLC (1 mo. USD Term SOFR)
	$997,436	4.500%		06/01/28	$1,001,176
Recess Holdings, Inc. (3 mo. USD Term SOFR + 4.500%)
	750,000	9.843		02/20/30	751,875

					11,363,973

Lodging(i) – 0.2%
Awaze Ltd. (3 mo. EUR EURIBOR + 5.000%)
EUR	472,973	8.928		05/09/28	500,552
Fertitta Entertainment LLC (1 mo. USD Term SOFR + 3.750%)
	$1,045,547	9.069		01/27/29	1,047,419
Four Seasons Hotels Ltd. (3 mo. USD Term SOFR + 2.000%)
	323,363	7.316		11/30/29	323,631
Station Casinos LLC (1 mo. USD Term SOFR + 2.250%)
	1,295,000	7.566		03/14/31	1,294,417

					3,166,019

Machinery-Diversified – 1.6%
ASP Blade Holdings, Inc. (3 mo. USD Term SOFR + 4.000%)
	1,596,963	9.564	(i)	10/13/28	1,385,366
CD&R Hydra Buyer, Inc. (3 mo. USD Term SOFR + 4.000%)
	2,500,000	9.420	(i)	03/25/31	2,520,825
Chart Industries, Inc. (1 mo. USD Term SOFR + 3.250%)
	1,083,379	8.673	(i)	03/15/30	1,086,088
Eagle Parent Corp. (3 mo.USD Term SOFR + 4.250%)
	159,593	9.552	(i)	04/02/29	156,567
Engineered Machinery Holdings, Inc.
(3 mo.USD Term SOFR + 3.750%)
	623,406	9.321	(i)	05/19/28	623,144
(3 mo. USD Term SOFR + 6.500%)
	500,000	12.071	(i)	05/21/29	497,190
INNIO Group Holding GmbH (3 mo. USD Term SOFR + 4.250%)
	300,156	9.575	–
		9.578	(i)	11/02/28	301,846
Pro Mach Group, Inc. (1 mo. USD Term SOFR + 3.750%)
	1,750,000	9.066	(i)	08/31/28	1,756,387
Project Castle, Inc. (3 mo. USD Term SOFR + 5.500%)
	721,716	10.798	–
		10.809	(i)	06/01/29	653,608
SPX Flow, Inc. (1 mo. USD Term SOFR + 4.500%)
	2,426,783	9.916	(i)	04/05/29	2,439,038
Star U.S. Bidco LLC (1 mo. USD Term SOFR + 4.250%)
	2,252,134	9.666	(i)	03/17/27	2,263,395
Titan Acquisition Ltd.
	6,748,674	0.000		02/01/29	6,781,000
TK Elevator U.S. Newco, Inc. (3 mo. USD Term SOFR + 3.500%)
	3,046,964	8.791	(i)	04/30/30	3,058,451
Victory Buyer LLC (3 mo.USD Term SOFR + 3.750%)
	759,595	9.342	(i)	11/19/28	717,817

					24,240,722

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Media – 0.3%
Diamond Sports Group LLC (1 mo. USD Term SOFR + 5.000%)
$161,247	5.000	%(i)	12/02/24	$255,846
NEP Group, Inc.
(1 mo. USD Term SOFR)
51,290	0.000		08/19/26	47,956
(1 mo. USD Term SOFR + 1.500%)
1,910,760	8.566	(i)	08/19/26	1,797,070
Simon & Schuster, Inc. (3 mo. USD Term SOFR + 4.000%)
825,000	9.330	(i)	10/30/30	827,888
United Talent Agency LLC
500,000	0.000	(o)		500,000
(1 mo. USD Term SOFR + 4.000%)
477,551	9.430	(i)	07/07/28	477,350
Virgin Media Bristol LLC (6 mo. USD Term SOFR + 3.250%)
775,000	8.656	(i)	03/31/31	760,577
WideOpenWest Finance LLC (3 mo. USD Term SOFR + 3.000%)
339,133	8.302	(i)	12/20/28	293,563

				4,960,250

Metal Fabricate & Hardware(i) – 0.2%
Crosby U.S. Acquisition Corp. (1 mo. USD Term SOFR + 4.000%)
2,992,500	9.316		08/16/29	3,009,946

Mining(i) – 0.0%
Dominion Diamond (k)
467,153	10.000		06/30/26	467,153

Miscellaneous Manufacturing – 0.1%
Gates Global LLC (1 mo. USD Term SOFR + 2.500%)
218,636	7.916	(i)	03/31/27	219,143
LTI Holdings, Inc.
(1 mo. USD Term SOFR + 3.500%)
277,663	8.930	(i)	09/06/25	274,409
(1 mo. USD Term SOFR + 4.750%)
248,052	10.180	(i)	07/24/26	245,056
Rohm Holding GmbH (6 mo. USD Term SOFR)
585,971	5.000		07/31/26	549,348
Touchdown Acquirer, Inc.
(3 mo. USD Term SOFR + 4.000%)
586,557	9.314	(i)	02/21/31	588,575
55,689	0.000	(i)	02/21/31	55,764

				1,932,295

Oil & Gas(i) – 0.1%
Gulf Finance LLC (1 mo. USD Term SOFR + 6.750%)
1,221,059	12.180	–
	12.182		08/25/26	1,221,718

Packaging – 1.2%
Anchor Packaging LLC (1 mo. USD Term SOFR + 3.500%)
400,000	8.916	(i)	07/18/26	399,600
Brook and Whittle Holding Corp. (3 mo. USD Term SOFR + 4.000%)
681,897	9.493	(i)	12/14/28	638,140

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Packaging – (continued)
Charter NEX U.S., Inc. (1 mo. USD Term SOFR + 3.500%)
$2,451,384	8.816	%(i)	12/01/27	$2,459,890
Kloeckner Pentaplast of America, Inc. (6 mo. USD Term SOFR + 4.725%)
292,127	10.268	(i)	02/12/26	261,942
LABL, Inc. (1 mo. USD Term SOFR + 5.000%)
3,533,792	10.416	(i)	10/29/28	3,455,166
LC Ahab U.S. Bidco LLC
344,474	0.000		04/11/31	343,613
Pregis TopCo Corp.
(1 mo. USD Term SOFR + 3.750%)
3,068,609	9.066	(i)	07/31/26	3,075,789
(1 mo. USD Term SOFR)
249,361	4.250		07/31/26	249,518
Pretium Packaging LLC
(3 mo. USD Term SOFR + 5.000%)
1,304,299	10.327	(i)	10/02/28	1,319,207
(3 mo. USD Term SOFR + 4.600%)
2,428,041	9.906	(i)	10/02/28	2,139,111
Proampac PG Borrower LLC (1 mo. USD Term SOFR + 4.000%) – (3 mo. USD Term SOFR + 4.000%)
2,749,250	9.321	–
	9.329	(i)	09/15/28	2,765,278
Trident TPI Holdings, Inc. (3 mo. USD Term SOFR + 4.000%)(i)
508,321	9.302		09/15/28	508,849
99,496	9.571		09/15/28	99,550
(3 mo. USD Term SOFR + 5.250%)
994,962	10.559	(i)	09/15/28	996,415

				18,712,068

Pharmaceuticals(i) – 0.7%
Curium BidCo SARL (3 mo. USD Term SOFR + 4.500%)(k)
1,000,000	9.788	–
	9.917		07/31/29	1,007,500
Gainwell Acquisition Corp.
(3 mo. USD Term SOFR + 8.000%)
750,000	13.402		10/02/28	701,250
(3 mo. USD Term SOFR + 4.000%)
2,843,825	9.409		10/01/27	2,707,862
Grifols Worldwide Operations USA, Inc. (3 mo. USD Term SOFR + 2.000%)
645,384	7.459		11/15/27	630,624
Lannett Co., Inc. (3 mo.USD LIBOR + 2.000%)(k)
397,572	2.000		06/16/30	397,572
Midwest Veterinary Partners LLC (1 mo. USD Term SOFR + 4.000%)
621,316	9.430		04/27/28	620,695
Packaging Coordinators Midco, Inc. (3 mo. USD Term SOFR + 3.500%)
641,444	9.071		11/30/27	643,246
Pathway Vet Alliance LLC (1 mo. USD Term SOFR + 3.750%)
1,535,761	9.180		03/31/27	1,282,913
Sharp Services LLC (3 mo.USD Term SOFR + 3.750%)
973,155	9.052	(k)	12/31/28	975,588

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Pharmaceuticals(i) – (continued)
Southern Veterinary Partners LLC (1 mo. USD Term SOFR + 4.000%)
	$2,316,630	9.430%		10/05/27	$2,317,348

					11,284,598

Pipelines – 0.6%
Brazos Delaware II LLC
	792,859	0.000		02/11/30	793,628
CQP Holdco LP (3 mo. USD Term SOFR + 3.000%)
	413,963	8.302	(i)	12/31/30	415,039
Freeport LNG Investments LLLP (3 mo. USD Term SOFR + 3.000%)
	1,110,331	8.586	(i)	11/17/26	1,100,149
GIP Pilot Acquisition Partners LP (3 mo. USD Term SOFR + 3.000%)
	1,496,250	8.308	(i)	10/04/30	1,501,487
ITT Holdings LLC (1 mo. USD Term SOFR + 3.000%)
	348,250	8.421	(i)	10/11/30	348,250
M6 ETX Holdings II Midco LLC (1 mo. USD Term SOFR)
	$511,745	0.000		09/19/29	512,068
Medallion Midland Acquisition LP (3 mo. USD Term SOFR + 3.500%)
	498,750	8.830	(i)	10/18/28	500,466
Prairie ECI Acquiror LP (1 mo. USD Term SOFR + 4.750%)
	807,382	10.066	(i)	08/01/29	807,584
TransMontaigne Operating Co. LP (1 mo. USD Term SOFR + 3.500%)
	440,000	8.930	(i)	11/17/28	440,158
Traverse Midstream Partners LLC (3 mo. USD Term SOFR + 3.500%)
	2,008,050	8.830	(i)	02/16/28	2,009,938

					8,428,767

Real Estate(i) – 0.0%
Cushman & Wakefield U.S. Borrower LLC (1 mo. USD Term SOFR + 2.750%)
	39,711	8.180		08/21/25	39,632
Forest City Enterprises LP (1 mo. USD Term SOFR + 3.500%)
	624,681	8.930		12/08/25	596,482

					636,114

Retailing – 0.7%
1011778 B.C. Unlimited Liability Co.
	470,000	0.000		09/20/30	470,334
(1 mo. USD Term SOFR + 2.250%)
	103,966	7.566	(i)	09/20/30	104,040
EG Finco Ltd. (3 mo. EUR EURIBOR + 5.500%)
EUR	461	9.402	(i)	02/07/28	491
IRB Holding Corp. (1 mo. USD Term SOFR + 2.750%)
	$816,375	8.166	(i)	12/15/27	817,313
Kodiak Building Partners, Inc. (3 mo.USD Term SOFR + 3.750%)
	500,000	9.059	(i)	03/17/28	501,565
LBM Acquisition LLC (1 mo. USD Term SOFR + 3.750%)
	537,531	9.166	(i)	12/17/27	537,757

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Retailing – (continued)
Les Schwab Tire Centers (3 mo. USD Term SOFR + 3.000%)
$957,172	8.317	%(i)	04/23/31	$958,665
Specialty Building Products Holdings LLC (1 mo. USD Term SOFR + 3.750%)
646,700	9.166	(i)	10/15/28	646,545
SRS Distribution, Inc.
(1 mo. USD Term SOFR + 3.250%)
1,501,501	8.666	(i)	06/02/28	1,510,855
(1 mo. USD Term SOFR + 3.500%)
2,257,059	8.930	(i)	06/02/28	2,272,971
Whatabrands LLC (1 mo. USD Term SOFR + 3.250%)
2,216,918	8.680	(i)	08/03/28	2,224,301

				10,044,837

Semiconductors – 0.0%
Ultra Clean Holdings, Inc
568,814	0.000		02/28/28	569,525

Software – 3.3%
Applied Systems, Inc.
(3 mo. USD Term SOFR + 3.500%)
3,587,205	8.809	(i)	02/24/31	3,611,418
(3 mo. USD Term SOFR + 5.250%)
3,975,000	10.559	(i)	02/23/32	4,102,518
AppLovin Corp. (1 mo. USD Term SOFR + 2.500%)
365,000	7.816	(i)	08/16/30	364,697
Avaya, Inc. (1 mo. USD Term SOFR + 1.500%)
1,584,872	6.818	(i)	08/01/28	1,367,618
Banff Merger Sub, Inc. (1 mo. USD Term SOFR + 4.250%)
1,083,642	9.566	(i)	12/29/28	1,089,689
Bracket Intermediate Holding Corp. (3 mo. USD Term SOFR + 5.000%)
880,915	10.402	(i)	05/08/28	883,117
CCC Intelligent Solutions, Inc. (1 mo. USD Term SOFR + 2.250%)
776,665	7.680	(i)	09/21/28	775,974
Cloud Software Group, Inc. (2 mo. USD Term SOFR + 4.500%) – (3 mo. USD Term SOFR + 4.500%)
782,134	9.909	(i)	03/30/29	781,805
Cotiviti Corp.
1,125,000	0.000		02/21/31	1,114,684
Dun & Bradstreet Corp.
1,375,000	8.068	(i)	01/18/29	1,377,104
Epicor Software Corp.
(1 mo. USD Term SOFR + 3.250%)
903,326	8.680	(i)	07/30/27	906,550
(1 mo. USD Term SOFR + 3.750%)
1,992,500	9.066	(i)	07/30/27	2,002,223
Flexera Software LLC (1 mo. USD Term SOFR + 3.750%)
462,591	9.180	(i)	03/03/28	463,553
Genesys Cloud Services Holdings II LLC (1 mo. USD Term SOFR + 3.500%)
997,018	8.816	(i)	12/01/27	1,000,398
Idera, Inc. (3 mo.USD Term SOFR + 6.750%)
550,000	12.206	(i)	03/02/29	530,750

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Software – (continued)
Instructure Holdings, Inc. (3 mo.USD Term SOFR + 2.750%)
$577,056	8.355	%(i)	10/30/28	$579,220
Iron Mountain, Inc. (1 mo. USD Term SOFR + 2.250%)
498,750	7.566	(i)	01/31/31	496,880
iSolved, Inc. (3 mo. USD Term SOFR + 3.500%)
833,787	8.819	(i)	10/14/30	835,105
Marcel LUX IV SARL
99,750	0.000	(o)		100,249
(1 mo. USD Term SOFR + 4.500%)
$523,687	9.810	(i)	11/11/30	525,871
Mavenir Systems, Inc. (3 mo.USD Term SOFR + 4.750%)
736,685	10.335	(i)	08/18/28	547,387
Modena Buyer LLC
60,000	0.000		04/18/31	58,688
Mosel Bidco SE (3 mo.USD Term SOFR + 4.750%)
820,000	10.059	(i)	09/16/30	823,075
Motus LLC (3 mo.USD Term SOFR + 3.750%)
448,855	9.159	(i)	12/11/28	449,699
Open Text Corp. (1 mo. USD Term SOFR + 2.750%)
590,174	8.166	(i)	01/31/30	591,495
PointClickCare Technologies, Inc.
892,470	0.000	(k)	12/29/27	896,933
Polaris Newco LLC
(3 mo. USD Term SOFR + 9.000%)
2,800,000	14.443	(i)	06/04/29	2,782,500
(3 mo. USD Term SOFR + 4.000%)
623,593	9.591	(i)	06/02/28	619,359
Project Boost Purchaser LLC (1 mo. USD Term SOFR + 3.500%) – (3 mo. USD Term SOFR + 3.500%)
1,000,000	8.930	–
	9.071	(i)	05/30/26	1,001,670
(1 mo. USD Term SOFR + 3.500%)
1,810,755	8.930	(i)	06/01/26	1,813,870
Project Ruby Ultimate Parent Corp. (1 mo. USD Term SOFR + 3.500%)
500,000	8.930	(i)	03/10/28	500,415
Quartz Acquireco LLC (3 mo. USD Term SOFR + 3.500%)
736,948	8.809	(i)	06/28/30	740,176
Quest Software U.S. Holdings, Inc. (3 mo.USD Term SOFR + 4.250%)
1,154,240	9.730	(i)	02/01/29	807,610
Quickbase, Inc. (3 mo. USD Term SOFR + 4.000%)
383,992	9.302	(i)	10/02/28	383,524
RealPage, Inc. (1 mo. USD Term SOFR + 6.500%)
495,000	11.930	(i)	04/23/29	485,951
Severin Acquisition LLC (3 mo. USD Term SOFR + 3.000%)
382,621	8.330	(i)	08/01/27	383,440
Sophia LP
(1 mo. USD Term SOFR + 8.000%)
1,416,667	13.416	(i)	10/09/28	1,418,437
(1 mo. USD Term SOFR + 3.500%)
1,577,886	8.916	(i)	10/09/29	1,582,114
UKG, Inc. (3 mo. USD Term SOFR + 3.500%)
9,382,733	8.814	(i)	02/10/31	9,423,360

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(n) – (continued)

Software – (continued)
Waystar Technologies, Inc. (1 mo. USD Term SOFR + 4.000%)
	$450,783	9.316	%(i)	10/22/29	$453,037
Zelis Payments Buyer, Inc. (1 mo. USD Term SOFR + 2.750%)
	1,301,000	8.066	(i)	09/28/29	1,302,158

					49,974,321

Telecommunications – 0.4%
Altice France SA
(3 mo. USD LIBOR + 3.687%)
	231,329	9.278	(i)	01/31/26	197,272
(3 mo. USD LIBOR + 4.000%)
	212,725	9.569	(i)	08/14/26	178,217
(3 mo. USD Term SOFR + 5.500%)
	343,208	10.829	(i)	08/15/28	256,441
Crown Subsea Communications Holding, Inc. (3 mo.USD Term SOFR + 4.750%)
	500,000	10.080	(i)	01/30/31	503,125
Delta TopCo, Inc.
(3 mo. USD LIBOR + 7.250%)
	460,000	12.212	(i)	12/01/28	460,000
	$231,000	0.000		12/24/30	232,732
(6 mo. USD Term SOFR + 3.750%)
	460,894	9.121	(i)	12/01/27	460,894
Ensono LP (1 mo. USD Term SOFR + 4.000%)
	926,222	9.430	(i)	05/26/28	911,866
EOS Finco SARL (3 mo. USD Term SOFR + 6.000%)
	283,957	11.309	(i)	10/08/29	200,900
Iridium Satellite LLC (1 mo. USD Term SOFR + 2.500%)
	748,125	7.816	(i)	09/20/30	748,357
Level 3 Financing, Inc. (1 mo. USD Term SOFR + 6.560%)(i)
	229,159	11.875		04/15/29	224,863
	230,841	11.875		04/15/30	225,744
Lumen Technologies, Inc.
(1 mo. USD Term SOFR + 2.350%)
	57,497	7.780	(i)	04/15/30	40,152
(3 mo. USD Term SOFR + 2.350%)
	56,236	7.780	(i)	04/15/29	40,377
Numericable Group SA (3 mo. USD LIBOR + 2.750%)
	56,998	8.341	(i)	07/31/25	50,765
Nuuday AS (1 mo. EUR EURIBOR + 6.500%)
EUR	400,000	10.352	(i)	02/03/28	427,324
Zayo Group Holdings, Inc. (1 mo. USD Term SOFR + 3.000%)
	$985,000	8.317	(i)	03/09/27	850,025

					6,009,054

Transportation(i) – 0.2%
ASP LS Acquisition Corp. (3 mo.USD Term SOFR + 7.000%)
	249,375	12.571	(k)	09/29/27	250,622
Genesee & Wyoming, Inc. (New) (2 mo. USD Term SOFR + 6.000%)
	275,000	7.301		04/10/31	275,016
Kenan Advantage Group, Inc. (1 mo. USD Term SOFR + 3.750%)
	994,319	9.066		01/25/29	992,192

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(n) – (continued)

Transportation(i) – (continued)
LaserShip, Inc. (3 mo. USD Term SOFR + 4.500%)
$1,897,248	10.071%	05/07/28	$1,773,927

			3,291,757

TOTAL BANK LOANS (Cost $350,501,180)			$349,355,304

Shares	Description	Value

Common Stocks – 0.3%

Broadline Retail(f)(k) – 0.0%
68	Belk, Inc.	$612

Chemicals(f)(k) – 0.1%
80,232	Crnrch Dummy Eqt	1,515,582

Commerical Services & Supplies(f)(k) – 0.0%
1,565	Monitronics	—

Diversified Consumer Services(f) – 0.0%
7,679	Premier Brands Group Holding	9,599

Energy Equipment & Services(f) – 0.0%
17,933	Parker Drilling Co.	192,780

Entertainment(f) – 0.1%
28,924	Cineworld Group PLC	547,387

Financial Services(f)(k) – 0.0%
240	Voyager Aviation Holdings LLC	—

Health Care Equipment & Supplies(f) – 0.0%
47,389	Envision Parent, Inc.	308,028

Health Care Providers & Services(f) – 0.0%
3,315	Air Methods Corp.(k)	74,587
802	Air Methods Corp.	—

		74,587

Metals & Mining(f) – 0.0%
627	Arctic Canadian Diamond Co. Ltd.(k)	124,853
1,239,530	Burgundy Diamond Mines Ltd.(l)	152,564
1,229,764	Tacora Resources, Inc.(k)	—

		277,417

Pharmaceuticals – 0.0%
6,187	Endo, Inc.(f)	143,839
65,267	Lannett Co., Inc.(f)(k)	138,366
6	Mallinckrodt PLC	311

		282,516

Professional Services(f) – 0.0%
61,506	Avaya Holdings Corp.(l)	253,713

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Professional Services(f) – (continued)
865	Skillsoft Corp.	$6,219

		259,932

Real Estate – 0.0%
36,246	Copper Property CTL
	Pass-Through Trust	354,486

Semiconductors & Semiconductor Equipment(f) – 0.0%
18,377	Bright Bidco BV	5,458

Specialty Retail(f)(k) – 0.1%
7,504	GTRC Reorg Equity	911,211

Wireless Telecommunication Services(f) – 0.0%
5,606	IQOR US, Inc.	5,141
14,518	Windstream Corp.	177,845

		182,986

TOTAL COMMON STOCKS (Cost $8,920,066)		$4,922,581

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b)(c)(i) – 0.1%

Collateralized Loan Obligations – 0.1%
Atrium XV Series 15A, Class D (3 mo. USD Term SOFR + 3.262%)
$250,000	8.588%	01/23/31	$250,182
Benefit Street Partners CLO XXXIII Ltd. Series 2023-33A, Class E (3 mo. USD Term SOFR + 6.980%)
250,000	12.292	01/25/36	253,850
Carlyle U.S. CLO Ltd. Series 2021-4A, Class E (3 mo. USD Term SOFR + 6.862%)
250,000	12.186	04/20/34	249,988
KKR CLO 43 Ltd. Series 2022-43A, Class ER (3 mo. USD Term SOFR + 7.970%)
250,000	13.299	01/15/36	258,237
Madison Park Funding LIX Ltd. Series 2021-59A, Class E (3 mo. USD Term SOFR + 6.862%)
250,000	12.189	01/18/34	250,168
OHA Credit Funding 11 Ltd. Series 2022-11A, Class E (3 mo. USD Term SOFR + 7.250%)
250,000	12.577	07/19/33	250,545
OHA Credit Funding 17 Ltd. Series 2024-17A, Class D1 (3 mo. USD Term SOFR + 3.300%)
250,000	8.613	04/20/37	250,272
Palmer Square CLO Ltd. Series 2015-2A, Class DR2 (3 mo. USD Term SOFR + 6.012%)
250,000	11.336	07/20/30	249,683

			2,012,925

TOTAL ASSET-BACKED SECURITIES (Cost $1,969,651)			$2,012,925

Units	Expiration Date	Value

Warrants(f) – 0.0%

Avation PLC
20,510	10/31/26	$3,844
GTRC WT TR I(k)
1,825	12/31/99	102,437
GTRC WT TR II(k)
1,986	12/31/99	59,699
GTRC WT TR III(k)
161	12/31/99	4,840
Intelsat SA
1	02/17/27	1

TOTAL WARRANTS
(Cost $379,841)		$170,821

Shares	Dividend Rate	Value

Preferred Stocks(f)(k) – 0.0%

Financial Services – 0.0%
Voyager Aviation Holdings LLC
1,441	0.000%	$—

Specialty Retail – 0.0%
GTRC JRPFD EQ
103	0.000	9,504

TOTAL PREFERRED STOCKS (Cost $84,145)		$9,504

Shares		Description	Value

Exchange Traded Funds – 0.3%
	66,596	iShares iBoxx $ High Yield Corporate Bond ETF	$5,080,609

(Cost $5,004,167)

Shares	Dividend Rate	Value

Investment Company – 8.4%

Goldman Sachs Financial Square Government Fund — Institutional Shares(p)
126,579,537	5.223%	$126,579,537

(Cost $126,579,537)

TOTAL INVESTMENTS – 98.4% (Cost $1,530,915,900)		$1,491,105,630

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		24,958,174

NET ASSETS – 100.0%		$1,516,063,804

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2024.

(e)	Actual maturity date is April 03, 2120.

(f)	Security is currently in default and/or non-income producing.

(g)	Actual maturity date is July 28, 2121.

(h)	Pay-in-kind securities.

(i)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2024.

(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2024.

(k)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(l)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $84,284, which represents approximately 0.0% of the Fund’s net assets as of April 30, 2024. See additional details below:

Restricted Security	Acquisition Date	Cost

Avaya Holdings Corp.	05/01/23	$132,475
Avaya Holdings Corp.	05/01/23	668,883
Burgundy Diamond Mines Ltd.	06/30/23	207,714
Chesapeake Energy Corp.	12/06/19	42,991
Chesapeake Energy Corp.	06/21/19	316,924
Endo Design LLC	04/23/24	—
Endo Finance LLC	11/06/23	—
Entorian Technologies, Inc.	04/23/24	—
Neiman Marcus Group Ltd. LLC	04/23/18	605,000

(m)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $1,045,720, which represents approximately 0.1% of the Fund’s net assets as of April 30, 2024.

(n)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(o)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(p)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At April 30, 2024, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Enviva Partners LP/Fin C, due 12/13/24	$ 90,904	$103,328	$19,469
Enviva Partners LP/Fin C, due 12/13/24	227,259	228,016	18,369
Enviva Partners LP/Fin C, due 12/13/24	780	742	3
Groundworks LLC, due 03/14/31	64,596	64,051	101
Touchdown Acquirer, Inc., due 02/21/31	72,754	73,121	251

TOTAL	$456,293	$469,258	$38,193

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Barclays Bank PLC	CZK	18,988,971	USD	803,500	09/18/24	$3,870
	EUR	22,607,000	USD	24,200,183	07/25/24	18,768
	GBP	485,000	USD	600,928	07/25/24	5,399
	TRY	72,309,472	USD	1,879,941	09/18/24	31,126
	TRY	56,055,000	USD	1,424,324	10/15/24	13,014
	TRY	168,702,593	USD	4,029,500	10/28/24	235,123
	USD	264,791	AUD	400,000	06/13/24	5,327
	USD	5,975,700	PEN	22,283,409	05/17/24	57,805
	USD	6,348,974	THB	232,734,278	05/20/24	58,677
BNP Paribas SA	BRL	3,383,401	USD	642,800	06/12/24	6,180
	MXN	7,186,574	USD	412,325	07/24/24	1,411
	TRY	88,072,673	USD	1,835,096	03/03/25	145,325
	USD	3,719,100	EUR	3,385,432	06/12/24	99,777
BofA Securities LLC	CLP	1,323,789,303	USD	1,365,900	06/13/24	12,355
	CLP	3,225,899,688	USD	3,330,993	07/22/24	26,857
	TRY	59,044,380	USD	1,500,000	09/18/24	60,484
	USD	894,300	EUR	835,117	06/12/24	1,487
	USD	470,790	KRW	636,079,200	06/07/24	11,023
	USD	1,117,900	PEN	4,192,013	06/13/24	4,960
	USD	19,632,516	THB	720,513,337	05/20/24	158,622
	ZAR	46,142,465	USD	2,414,256	07/15/24	22,122
Citibank NA	EUR	1,289,848	USD	1,380,000	07/17/24	1,257
	GBP	67,382	USD	83,000	07/17/24	1,234
	USD	1,102,634	CAD	1,486,198	07/17/24	21,631
	USD	6,034,346	EUR	5,556,635	07/17/24	83,924
	USD	521,475	GBP	411,602	07/17/24	6,935
JPMorgan Securities, Inc.	CLP	7,186,788,840	USD	7,438,200	06/13/24	44,282
	TRY	106,426,676	USD	2,682,800	10/28/24	7,554
	TRY	50,927,692	USD	1,071,711	03/03/25	73,461
	USD	4,280,867	BRL	22,048,820	06/12/24	51,616
	USD	1,781,524	EGP	88,357,360	12/11/24	58,916
	USD	9,232,818	KRW	12,600,949,855	06/07/24	124,676
	USD	7,438,200	PEN	27,428,363	06/13/24	156,231
	USD	5,889,755	THB	216,139,218	05/20/24	47,986
	ZAR	155,221,955	USD	8,096,851	07/15/24	99,055
MS & Co. Int. PLC	GBP	160,564	USD	200,000	05/15/24	649
	USD	36,000,000	THB	1,310,040,000	05/02/24	645,331
	USD	5,889,755	THB	215,947,860	05/20/24	53,158

TOTAL						$2,457,608

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	CLP	1,723,122,000	USD	1,800,000	07/22/24	$(6,397)
	THB	1,310,040,000	USD	35,803,225	05/02/24	(448,556)
	THB	107,650,515	USD	2,950,000	07/11/24	(28,426)
	TRY	83,327,162	USD	2,160,000	10/28/24	(53,577)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC (continued)	TRY	118,859,100	USD	2,683,000	03/03/25	$(10,308)
	USD	10,630,635	ZAR	201,364,420	07/15/24	(1,649)
BNP Paribas SA	BRL	18,665,419	USD	3,719,100	06/12/24	(138,829)
	CZK	65,845,578	USD	2,827,300	09/18/24	(27,688)
	PLN	12,042,000	USD	3,072,725	06/11/24	(105,559)
BofA Securities LLC	CLP	626,183,876	USD	661,900	06/13/24	(9,952)
	CZK	18,902,006	USD	804,900	09/18/24	(1,227)
	EGP	37,688,825	USD	781,439	12/11/24	(46,661)
	KRW	8,550,000,000	USD	6,531,454	06/07/24	(351,395)
	MXN	65,803,805	USD	3,881,200	07/15/24	(86,926)
	PEN	2,388,389	USD	648,208	06/13/24	(14,114)
	THB	329,218,433	USD	9,034,658	07/11/24	(99,856)
	USD	4,921,006	THB	182,372,500	05/20/24	(8,122)
Citibank NA	CAD	1,464,705	USD	1,080,739	07/17/24	(15,370)
	EUR	7,678,014	USD	8,338,811	07/17/24	(116,673)
	GBP	942,537	USD	1,191,721	07/17/24	(13,464)
	USD	266,969	EUR	250,000	07/17/24	(748)
JPMorgan Securities, Inc.	EGP	68,510,408	USD	1,406,591	12/11/24	(70,917)
	KRW	4,687,029,056	USD	3,521,906	06/07/24	(134,057)
	PLN	20,093,298	USD	5,113,970	06/11/24	(162,953)
	TRY	73,770,400	USD	2,020,000	09/18/24	(70,322)
	USD	327,074	EGP	17,841,873	12/11/24	(20,770)
MS & Co. Int. PLC	CAD	951,265	USD	695,608	05/15/24	(4,436)
	EUR	2,420,011	USD	2,595,668	05/15/24	(11,462)
	GBP	751,960	USD	943,935	05/15/24	(4,251)
	MXN	25,120,904	USD	1,502,571	07/15/24	(54,090)
	MYR	12,398,611	USD	2,658,364	06/20/24	(63,970)
	PLN	4,890,044	USD	1,207,400	09/18/24	(4,009)
	TRY	51,124,770	USD	1,402,600	09/18/24	(51,423)
	USD	690,614	CAD	951,265	05/15/24	(558)
	USD	3,000,000	EUR	2,816,373	05/15/24	(7,458)
	USD	925,000	GBP	743,772	05/15/24	(4,453)

TOTAL						$(2,250,626)

SWAP CONTRACTS — At April 30, 2024, the Fund had the following swap contracts:

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid		Unrealized Appreciation/ (Depreciation)

Protection Sold:
American Airlines Group, Inc., 3.750%, 03/01/25	5.000%	4.139%	Citibank NA	06/20/28	$630	$22,205		$(41,099)	$63,304

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 42	5.000%	3.555%	06/20/29	$38,020	$2,458,518	$2,592,453	$(133,935)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At April 30, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts
Put EUR/Call USD	Barclays Bank PLC	$1.070	07/11/2024	29,250,000	$29,250,000	$304,434	$262,744	$41,690

Written option contract
Puts
Put EUR/Call USD	Barclays Bank PLC	1.040	07/11/2024	(29,250,000)	(29,250,000)	(76,986)	(73,924)	(3,062)

TOTAL				—	$—	$227,448	$188,820	$38,628

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EGP	—Egypt Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
PEN	—Peru Nuevo Sol
PLN	—Polish Zloty
RON	—Romania New Leu
THB	—Thailand Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Ind 42	—CDX North America High Yield Index 42
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%

Australia – 3.9%
389,045	APA Group (Gas Utilities)	$2,076,131
538,877	Cleanaway Waste Management Ltd. (Commerical Services & Supplies)	932,242
539,983	Goodman Group (Industrial REITs)	10,907,455
888,073	National Storage REIT (Specialized REITs)	1,224,588
301,821	NEXTDC Ltd.* (IT Services)	3,203,976
329,614	Qube Holdings Ltd. (Transportation Infrastructure)	701,176
2,667,863	Scentre Group (Retail REITs)	5,402,555
1,978,146	Stockland (Diversified REITs)	5,604,318
79,177	Transurban Group (Transportation Infrastructure)	635,669

		30,688,110

Belgium – 0.4%
59,995	Shurgard Self Storage Ltd. (Specialized REITs)	2,458,666
27,827	Warehouses De Pauw CVA (Industrial REITs)	735,867

		3,194,533

Brazil – 0.3%
946,051	Santos Brasil Participacoes SA (Transportation Infrastructure)	2,474,170

Canada – 7.2%
116,505	Allied Properties Real Estate Investment Trust (Office REITs)	1,432,775
16,357	Boardwalk Real Estate Investment Trust (Residential REITs)	842,059
87,209	Canadian Apartment Properties REIT (Residential REITs)	2,714,492
161,154	Chartwell Retirement Residences (Health Care Providers & Services)	1,462,110
435,520	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	15,485,929
86,538	First Capital Real Estate Investment Trust (Retail REITs)	929,090
82,690	GFL Environmental, Inc. (Commerical Services & Supplies)	2,637,811
1,789	Granite Real Estate Investment Trust (Industrial REITs)	88,433
74,340	Hydro One Ltd.(a) (Electric Utilities)	2,082,265
112,968	InterRent Real Estate Investment Trust (Residential REITs)	983,080
141,200	Keyera Corp. (Oil, Gas & Consumable Fuels)	3,622,695
108,324	Killam Apartment Real Estate Investment Trust (Residential REITs)	1,352,624
352,435	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	12,401,083
315,584	TC Energy Corp. (Oil, Gas & Consumable Fuels)	11,306,144

		57,340,590

Shares	Description	Value

Common Stocks (continued)

China – 1.0%
614,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	$810,858
13,474,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	1,577,257
555,800	ENN Energy Holdings Ltd. (Gas Utilities)	4,735,631
326,000	Guangdong Investment Ltd. (Water Utilities)	170,291
1,177,319	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	769,768

		8,063,805

France – 4.6%
68,227	Eiffage SA (Construction & Engineering)	7,279,714
113,610	Engie SA* (Multi-Utilities)	1,972,339
16,891	Gecina SA (Office REITs)	1,724,601
232,247	Klepierre SA (Retail REITs)	6,236,391
51,126	Unibail-Rodamco-Westfield* (Retail REITs)	4,260,481
128,413	Vinci SA (Construction & Engineering)	15,046,935

		36,520,461

Germany – 1.4%
99,955	E.ON SE (Multi-Utilities)	1,323,601
12,404	Fraport AG Frankfurt Airport Services Worldwide* (Transportation Infrastructure)	621,045
314,421	Vonovia SE (Real Estate
	Management & Development)	9,085,517

		11,030,163

Hong Kong – 2.2%
195,800	China Gas Holdings Ltd. (Gas Utilities)	183,334
445,900	China Resources Gas Group Ltd. (Gas Utilities)	1,401,451
1,662,200	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,263,857
928,000	Kunlun Energy Co. Ltd. (Gas Utilities)	899,583
1,295,800	Link REIT (Retail REITs)	5,552,233
158,500	Power Assets Holdings Ltd. (Electric Utilities)	909,180
669,094	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	6,172,363
40	Swire Properties Ltd. (Real Estate Management & Development)	83
346,705	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	1,075,657

		17,457,741

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Italy – 0.8%
872,764	Snam SpA (Gas Utilities)	$3,993,132
336,783	Terna - Rete Elettrica Nazionale (Electric Utilities)	2,698,275

		6,691,407

Japan – 6.4%
885	Daiwa House REIT Investment Corp. (Diversified REITs)	1,486,602
3,093	GLP J-Reit (Industrial REITs)	2,515,574
664	Industrial & Infrastructure Fund Investment Corp. (Industrial REITs)	549,048
5,826	Invincible Investment Corp. (Hotel & Resort REITs)	2,610,284
53,800	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	1,901,249
7,270	Japan Hotel REIT Investment Corp. (Hotel & Resort REITs)	3,820,366
194,385	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	3,562,048
1,054,694	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	10,733,686
706	Nippon Accommodations Fund, Inc. (Residential REITs)	2,940,144
1,308	Nippon Building Fund, Inc. (Office REITs)	4,997,599
1,673	Nippon Prologis REIT, Inc. (Industrial REITs)	2,891,670
1,689	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	1,614,549
2,839	Sekisui House Reit, Inc. (Diversified REITs)	1,454,702
144,624	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	5,004,555
205,900	Tokyo Gas Co. Ltd. (Gas Utilities)	4,617,771
687	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	5,033
25,500	West Japan Railway Co. (Ground Transportation)	484,027

		51,188,907

Luxembourg – 0.1%
74,115	SES SA (Media)	359,568

Mexico – 0.6%
3,220	Grupo Aeroportuario del Pacifico SAB de CV (Transportation Infrastructure)	585,493
54,358	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	1,867,225
4,434	Grupo Aeroportuario del Sureste SAB de CV (Transportation Infrastructure)	1,527,513
139,624	Prologis Property Mexico SA de CV (Industrial REITs)	550,647

		4,530,878

Shares	Description	Value

Common Stocks (continued)

Netherlands – 0.5%
64,085	Ferrovial SE (Construction & Engineering)	$2,304,840
46,012	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	1,827,208

		4,132,048

Philippines – 0.2%
273,090	International Container Terminal Services, Inc. (Transportation Infrastructure)	1,564,742

Singapore – 1.6%
1,233,938	CapitaLand Ascendas REIT (Industrial REITs)	2,337,352
2,632,599	CapitaLand Ascott Trust (Hotel & Resort REITs)	1,748,551
1,269,301	CapitaLand Integrated Commercial Trust (Retail REITs)	1,809,382
1,411,561	CapitaLand Investment Ltd.* (Real Estate Management & Development)	2,729,750
1,540,997	Frasers Logistics & Commercial Trust (Industrial REITs)	1,116,274
1,305,100	Mapletree Industrial Trust (Industrial REITs)	2,161,031
1,125,339	Mapletree Logistics Trust (Industrial REITs)	1,104,297

		13,006,637

Spain – 3.2%
45,570	Aena SME SA(a) (Transportation Infrastructure)	8,304,657
328,469	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	10,857,443
425,176	Merlin Properties Socimi SA (Diversified REITs)	4,782,868
107,561	Redeia Corp. SA (Electric Utilities)	1,795,581

		25,740,549

Sweden – 1.0%
133,245	Castellum AB* (Real Estate Management & Development)	1,583,211
48,368	Catena AB (Real Estate Management & Development)	2,116,815
92,818	Sagax AB Class B (Real Estate Management & Development)	2,324,354
236,523	Wihlborgs Fastigheter AB (Real Estate Management & Development)	1,981,031

		8,005,411

United Kingdom – 5.2%
75,630	Big Yellow Group PLC (Specialized REITs)	1,017,399
360,448	British Land Co. PLC (Diversified REITs)	1,738,133
647,593	Grainger PLC (Real Estate Management & Development)	2,075,598
248,144	Great Portland Estates PLC (Office REITs)	1,215,468

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
1,436,121	National Grid PLC (Multi-Utilities)	$18,837,820
277,377	Pennon Group PLC (Water Utilities)	2,306,599
179,348	Safestore Holdings PLC (Specialized REITs)	1,728,531
492,891	Segro PLC (Industrial REITs)	5,184,288
11,200	Severn Trent PLC (Water Utilities)	345,232
1,381,067	Tritax Big Box REIT PLC (Industrial REITs)	2,608,608
329,747	UNITE Group PLC (Residential REITs)	3,812,053
27,397	United Utilities Group PLC (Water Utilities)	357,124

		41,226,853

United States – 56.1%
61,264	Agree Realty Corp. (Retail REITs)	3,505,526
79,203	Alexandria Real Estate Equities, Inc. (Office REITs)	9,177,252
137,223	American Healthcare REIT, Inc. (Health Care REITs)	1,884,072
250,203	American Homes 4 Rent Class A (Residential REITs)	8,957,267
167,196	American Tower Corp. (Specialized REITs)	28,684,146
207,492	Americold Realty Trust, Inc. (Industrial REITs)	4,558,599
36,302	Apartment Income REIT Corp. (Residential REITs)	1,393,271
57,528	Atmos Energy Corp. (Gas Utilities)	6,782,551
43,284	AvalonBay Communities, Inc. (Residential REITs)	8,205,348
86,935	Brixmor Property Group, Inc. (Retail REITs)	1,921,264
271,260	Broadstone Net Lease, Inc. (Diversified REITs)	3,949,546
556	Camden Property Trust (Residential REITs)	55,422
123,719	CareTrust REIT, Inc. (Health Care REITs)	3,058,334
139,746	CenterPoint Energy, Inc. (Multi-Utilities)	4,072,198
71,905	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	11,348,047
60,269	Community Healthcare Trust, Inc. (Health Care REITs)	1,598,937
54,177	Consolidated Edison, Inc. (Multi-Utilities)	5,114,309
72,927	Cousins Properties, Inc. (Office REITs)	1,672,945
102,719	Crown Castle, Inc. (Specialized REITs)	9,632,988
85,683	Digital Realty Trust, Inc. (Specialized REITs)	11,891,087
65,693	DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	4,086,105
8,257	Duke Energy Corp. (Electric Utilities)	811,333
63,070	Edison International (Electric Utilities)	4,481,754

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,004	EPR Properties (Specialized REITs)	$81,342
26,876	Equinix, Inc. (Specialized REITs)	19,111,792
153,716	Equity Residential (Residential REITs)	9,899,310
186,632	Essential Properties Realty Trust, Inc. (Diversified REITs)	4,915,887
18,014	Essex Property Trust, Inc. (Residential REITs)	4,435,947
106,767	Eversource Energy (Electric Utilities)	6,472,216
172,617	Exelon Corp. (Electric Utilities)	6,486,947
60,484	Extra Space Storage, Inc. (Specialized REITs)	8,121,792
91,885	First Industrial Realty Trust, Inc. (Industrial REITs)	4,173,417
63,754	Gaming & Leisure Properties, Inc. (Specialized REITs)	2,724,208
109,223	Healthcare Realty Trust, Inc. (Health Care REITs)	1,554,243
72,918	Healthpeak Properties, Inc. (Health Care REITs)	1,357,004
209,723	Host Hotels & Resorts, Inc. (Hotel & Resort REITs)	3,957,473
42,366	InvenTrust Properties Corp. (Retail REITs)	1,073,554
212,383	Invitation Homes, Inc. (Residential REITs)	7,263,499
36,303	Iron Mountain, Inc. (Specialized REITs)	2,814,209
66,037	Kilroy Realty Corp. (Office REITs)	2,232,051
193,664	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,540,178
34,427	Kinetik Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,319,931
151,426	Kite Realty Group Trust (Retail REITs)	3,301,087
9,863	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	947,933
34,560	Mid-America Apartment Communities, Inc. (Residential REITs)	4,492,800
11,198	NextEra Energy, Inc. (Electric Utilities)	749,930
344,766	NiSource, Inc. (Multi-Utilities)	9,605,181
167,532	NNN REIT, Inc. (Retail REITs)	6,790,072
12,882	Norfolk Southern Corp. (Ground Transportation)	2,966,982
164,364	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	13,004,480
919,958	PG&E Corp. (Electric Utilities)	15,740,481
29,250	Pinnacle West Capital Corp. (Electric Utilities)	2,154,262
186,607	PPL Corp. (Electric Utilities)	5,124,228
207,621	Prologis, Inc. (Industrial REITs)	21,187,723
13,168	Public Service Enterprise Group, Inc. (Multi-Utilities)	909,645
31,376	Public Storage (Specialized REITs)	8,140,503
11,209	Realty Income Corp. (Retail REITs)	600,130

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

United States (continued)
124,164	Regency Centers Corp. (Retail REITs)	$7,352,992
175,409	Retail Opportunity Investments Corp. (Retail REITs)	2,152,268
101,036	Rexford Industrial Realty, Inc. (Industrial REITs)	4,325,351
19,797	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	2,088,188
177,498	Sabra Health Care REIT, Inc. (Health Care REITs)	2,470,772
24,433	SBA Communications Corp. (Specialized REITs)	4,547,470
208,872	Sempra (Multi-Utilities)	14,961,501
35,708	Simon Property Group, Inc. (Retail REITs)	5,018,045
8,502	SITE Centers Corp. (Retail REITs)	114,692
57,417	SL Green Realty Corp. (Office REITs)	2,861,089
7,122	Southwest Gas Holdings, Inc. (Gas Utilities)	531,444
90,964	STAG Industrial, Inc. (Industrial REITs)	3,128,252
52,670	Sun Communities, Inc. (Residential REITs)	5,863,224
88,178	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	10,057,583
29,095	Terreno Realty Corp. (Industrial REITs)	1,581,313
27,032	UDR, Inc. (Residential REITs)	1,029,379
6,044	Union Pacific Corp. (Ground Transportation)	1,433,395
184,386	Ventas, Inc. (Health Care REITs)	8,164,612
310,999	Veris Residential, Inc. (Residential REITs)	4,481,496
307,944	VICI Properties, Inc. (Specialized REITs)	8,791,801
206,707	Welltower, Inc. (Health Care REITs)	19,695,043
327,408	Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	12,559,371

		447,302,019

TOTAL COMMON STOCKS (Cost $743,118,362)		$770,518,592

Shares	Dividend Rate	Value

Investment Company(b) – 2.6%

Goldman Sachs Financial Square Government Fund — Institutional Shares
20,870,161	5.223%	$20,870,161
(Cost $ 20,870,161)

TOTAL INVESTMENTS – 99.3% (Cost $ 763,988,523)		$791,388,753

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		5,500,919

NET ASSETS – 100.0%		$796,889,672

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF APRIL 30, 2024

Sector	% of Total Market Value

Real Estate	58.2%

Utilities	17.2

Energy	12.7

Industrials	7.0

Investment Company	2.6

Communication Services	1.6

Information Technology	0.4

Health Care	0.2

Consumer Discretionary	0.1

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

State Street Bank and Trust	USD	210,909	JPY	33,079,719	05/01/24	$1,134

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Dow Jones U.S. Real Estate Index	496	06/21/24	$15,772,800	$(1,447,517)

Currency Abbreviations:
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Assets:

Investments in unaffiliated issuers, at value (cost $861,300,592, $1,404,336,363 and $743,118,362, respectively)	$1,000,097,141	$1,364,526,093	$770,518,592
Investments in affiliated issuers, at value (cost $82,444,361, $126,579,537 and $20,870,161, respectively)	82,444,361	126,579,537	20,870,161
Purchased options, at value (premium paid $0, $262,744 and $0, respectively)	—	304,434	—
Cash	1,810,528	14,890,884	541,542
Foreign currencies, at value (cost $271,465, $2,549,761 and $730,375, respectively)	243,546	2,552,347	726,544
Unrealized gain on swap contracts	—	63,304	—
Unrealized gain on forward foreign currency exchange contracts	3,576,584	2,457,608	1,134
Unrealized gain on unfunded loan commitment	—	38,193	—
Receivables:
Fund shares sold	6,065,000	146,900,000	4,500,000
Collateral on certain derivative contracts(a)	4,940,503	5,020,257	1,145,760
Interest and dividends	1,778,328	21,055,418	1,419,165
Investments sold	1,482,199	37,285,324	2,441,074
Foreign tax reclaims	617,702	275,465	113,513
Investments sold on an extended-settlement basis	388,145	2,197,142	569,825
Reimbursement from investment adviser	82,167	—	—
Other assets	52,830	31,587	21,696

Total assets	1,103,579,034	1,724,177,593	802,869,006

Liabilities:

Variation margin on futures contracts	1,256,539	—	287,663
Unrealized loss on forward foreign currency exchange contracts	636,268	2,250,626	—
Variation margin on swaps contracts	—	192,115	—
Written option contracts, at value (premium received $0, $73,924 and $0, respectively)	—	76,986	—
Payables:
Fund shares redeemed	14,830,000	20,430,000	2,020,000
Investments purchased	3,801,222	148,896,590	1,878,797
Investments purchased on an extended-settlement basis	561,953	33,654,375	898,094
Management fees	284,784	422,401	311,056
Transfer Agency fees	18,207	22,391	12,243
Upfront payments received on swap contracts	—	41,099	—
Due to Custodian	—	219,060	—
Due to broker	—	780,000	—
Accrued expenses	1,919,755	1,128,146	571,481

Total liabilities	23,308,728	208,113,789	5,979,334

Net Assets:

Paid-in capital	937,843,686	1,739,061,642	804,011,969
Total distributable earnings (loss)	142,426,620	(222,997,838)	(7,122,297)

NET ASSETS	$1,080,270,306	$1,516,063,804	$796,889,672

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	99,659,244	203,010,185	89,451,925
Net asset value, offering and redemption price per share:	$10.84	$7.47	$8.91

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards	TBA
Multi-Manager Global Equity Fund	$4,510,503	$430,000	$—	$—
Multi-Manager Non-Core Fixed Income Fund	—	4,730,257	270,000	20,000
Multi-Manager Real Assets Strategy Fund	1,145,760	—	—	—

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations For the Six Months Ended April 30, 2024 (Unaudited)

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $469,680, $0 and $628,924, respectively)	$6,589,842	$122,881	$11,431,893
Dividends — affiliated issuers	1,798,930	2,229,328	493,368
Interest (net of foreign withholding taxes of $3, $213,391 and $0, respectively)	—	47,150,698	21,725

Total investment income	8,388,772	49,502,907	11,946,986

Expenses:

Management fees	4,742,059	5,233,818	3,388,519
Custody, accounting and administrative services	761,763	603,518	307,231
Professional fees	152,003	127,767	90,034
Transfer Agency fees	92,268	123,149	67,770
Registration fees	20,785	20,039	15,008
Trustee fees	19,621	20,966	19,015
Printing and mailing costs	18,005	23,495	17,882
Prime broker fees	4,077	165	—
Shareholder meeting expense	2,577	2,558	2,561
Other	27,294	20,167	7,716

Total expenses	5,840,452	6,175,642	3,915,736

Less — expense reductions	(3,509,902)	(2,895,347)	(1,572,527)

Net expenses	2,330,550	3,280,295	2,343,209

NET INVESTMENT INCOME	6,058,222	46,222,612	9,603,777

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $16,927, $0 and $7,740, respectively)	13,870,844	(14,839,475)	(1,808,719)
Purchased options	—	(100,373)	—
Futures contracts	7,458,358	(52,196)	734,345
Written options	—	68,596	—
Swap contracts	—	2,858,840	—
Forward foreign currency exchange contracts	441,172	351,649	22,195
Foreign currency transactions	(761,549)	57,063	(3,747)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $(457,989), $594 and $0, respectively)	109,807,323	36,329,470	51,542,513
Unfunded loan commitment	—	38,193	—
Purchased options	—	167,429	—
Futures contracts	1,930,674	80,178	(118,011)
Written options	—	(59,027)	—
Swap contracts	—	(113,269)	—
Forward foreign currency exchange contracts	1,909,721	1,103,433	1,134
Foreign currency translation	(63,938)	(107,863)	(2,328)

Net realized and unrealized gain	134,592,605	25,782,648	50,367,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$140,650,827	$72,005,260	$59,971,159

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$6,058,222	$8,347,911	$ 46,222,612	$ 83,044,960
Net realized gain (loss)	21,008,825	(8,743,420)	(11,655,896)	(64,556,135)
Net change in unrealized gain	113,583,780	30,341,779	37,438,544	81,014,697

Net increase in net assets resulting from operations	140,650,827	29,946,270	72,005,260	99,503,522

Distributions to shareholders:

From distributable earnings	(10,768,945)	(39,162,975)	(47,452,391)	(81,470,590)
From return of capital	—	—	—	(3,475,605)

Total distributions to shareholders	(10,768,945)	(39,162,975)	(47,452,391)	(84,946,195)

From share transactions:

Proceeds from sales of shares	373,880,396	511,675,000	586,806,000	424,368,538
Reinvestment of distributions	10,768,945	39,162,975	47,341,161	84,946,195
Cost of shares redeemed	(195,731,362)	(152,480,805)	(213,311,496)	(438,813,157)

Net increase in net assets resulting from share transactions	188,917,979	398,357,170	420,835,665	70,501,576

TOTAL INCREASE	318,799,861	389,140,465	445,388,534	85,058,903

Net assets:

Beginning of period	761,470,445	372,329,980	1,070,675,270	985,616,367

End of period	$1,080,270,306	$761,470,445	$1,516,063,804	$1,070,675,270

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 9,603,777	$ 12,539,205
Net realized loss	(1,055,926)	(17,572,776)
Net change in unrealized gain (loss)	51,423,308	(20,639,834)

Net increase (decrease) in net assets resulting from operations	59,971,159	(25,673,405)

Distributions to shareholders:

From distributable earnings	(15,471,294)	(25,978,821)

From share transactions:

Proceeds from sales of shares	207,777,999	205,108,061
Reinvestment of distributions	15,471,294	25,890,049
Cost of shares redeemed	(43,389,161)	(22,035,027)

Net increase in net assets resulting from share transactions	179,860,132	208,963,083

TOTAL INCREASE	224,359,997	157,310,857

Net assets:

Beginning of period	572,529,675	415,218,818

End of period	$796,889,672	$572,529,675

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager Global Equity Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.22		$9.09	$14.91	$10.64	$10.97	$10.62

Net investment income(a)	0.07		0.14	0.13	0.14	0.14	0.19

Net realized and unrealized gain (loss)	1.68		0.74	(2.39)	4.37	0.15	0.91

Total from investment operations	1.75		0.88	(2.26)	4.51	0.29	1.10

Distributions to shareholders from net investment income	(0.13)		(0.31)	(0.18)	(0.09)	(0.33)	(0.19)

Distributions to shareholders from net realized gains	—		(0.44)	(3.38)	(0.15)	(0.29)	(0.56)

Total distributions	(0.13)		(0.75)	(3.56)	(0.24)	(0.62)	(0.75)

Net asset value, end of period	$10.84		$9.22	$9.09	$14.91	$10.64	$10.97

Total return(b)	19.07%		10.10%	(19.61)%	42.93%	2.60%	11.39%

Net assets, end of period (in 000s)	$1,080,270		$761,470	$372,330	$526,397	$527,449	$462,441

Ratio of net expenses to average net assets	0.51	%(c)	0.53%	0.52%	0.51%	0.46%	0.72%

Ratio of total expenses to average net assets	1.27	%(c)	1.40%	1.48%	1.31%	1.53%	1.42%

Ratio of net investment income to average net assets	1.31	%(c)	1.43%	1.19%	1.07%	1.34%	1.81%

Portfolio turnover rate(d)	35%		60%	90%	83%	79%	91%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager Non-Core Fixed Income Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.26		$7.13	$8.91	$8.70	$9.06	$8.83

Net investment income(a)	0.28		0.56	0.43	0.43	0.45	0.54

Net realized and unrealized gain (loss)	0.22		0.14	(1.77)	0.22	(0.35)	0.31

Total from investment operations	0.50		0.70	(1.34)	0.65	0.10	0.85

Distributions to shareholders from net investment income	(0.29)		(0.55)	(0.24)	(0.41)	(0.40)	(0.55)

Distributions to shareholders from return of capital	—		(0.02)	(0.20)	(0.03)	(0.06)	(0.07)

Total distributions	(0.29)		(0.57)	(0.44)	(0.44)	(0.46)	(0.62)

Net asset value, end of period	$7.47		$7.26	$7.13	$8.91	$8.70	$9.06

Total return(b)	6.91%		9.89%	(15.42)%	7.47%	1.21%	9.03%

Net assets, end of period (in 000s)	$1,516,064		$1,070,675	$985,616	$1,425,079	$940,024	$820,164

Ratio of net expenses to average net assets	0.53	%(c)	0.57%	0.56%	0.55%	0.60%	0.61%

Ratio of total expenses to average net assets	1.00	%(c)	1.02%	1.02%	0.98%	1.04%	1.05%

Ratio of net investment income to average net assets	7.51	%(c)	7.47%	5.32%	4.69%	5.20%	6.01%

Portfolio turnover rate(d)	61%		101%	78%	96%	102%	150%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager Real Assets Strategy Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.21		$8.95	$11.76	$8.93	$10.78	$9.24

Net investment income(a)	0.13		0.23	0.20	0.22	0.19	0.22

Net realized and unrealized gain (loss)	0.79		(0.44)	(2.40)	2.76	(1.51)	1.57

Total from investment operations	0.92		(0.21)	(2.20)	2.98	(1.32)	1.79

Distributions to shareholders from net investment income	(0.22)		(0.11)	(0.35)	(0.15)	(0.35)	(0.20)

Distributions to shareholders from net realized gains	—		(0.42)	(0.26)	—	(0.18)	(0.05)

Total distributions	(0.22)		(0.53)	(0.61)	(0.15)	(0.53)	(0.25)

Net asset value, end of period	$8.91		$8.21	$8.95	$11.76	$8.93	$10.78

Total return(b)	11.15%		(2.88)%	(19.78)%	33.70%	(12.86)%	20.04%

Net assets, end of period (in 000s)	$796,890		$572,530	$415,219	$733,307	$459,950	$449,938

Ratio of net expenses to average net assets	0.69	%(c)	0.76%	0.74%	0.69%	0.77%	0.81%

Ratio of total expenses to average net assets	1.16	%(c)	1.22%	1.21%	1.16%	1.21%	1.24%

Ratio of net investment income to average net assets	2.83	%(c)	2.56%	1.87%	2.08%	2.02%	2.23%

Portfolio turnover rate(d)	39%		73%	104%	96%	92%	97%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Goldman Sachs Multi-Manager Global Equity Fund	Class R6	Diversified

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Class R6	Diversified

Goldman Sachs Multi-Manager Real Assets Strategy Fund	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of April 30, 2024, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, Aristotle Pacific Capital, LLC (formerly Pacific Asset Management LLC), Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, RBC Global Asset Management (UK) Limited, doing business as RBC BlueBay Asset Management (formerly BlueBay Asset Management LLP), RBC Global Asset Management (U.S.) Inc., doing business as RBC Global Asset Management and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized

73

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/ or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Multi-Manager Global Equity Fund, Multi-Manager Real Assets Strategy Fund	Annually	Annually

Multi-Manager Non-Core Fixed Income Fund	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

74

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

MULTI-MANAGER GLOBAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$488,155	$415,510	$—

Asia	16,141,088	130,453,647	—

Australia and Oceania	—	2,453,664	—

Europe	32,612,071	184,171,498	—

North America	619,803,578	278,088	—

South America	7,104,646	—	—

Preferred Stocks	—	3,220,352	—

Exchange Traded Funds	2,954,844	—	—

Investment Companies	82,444,361	—	—

Total	$761,548,743	$320,992,759	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$3,576,584	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(636,268)	$—

Futures Contracts	(2,254,531)	—	—

Total	$(2,254,531)	$(636,268)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Multi-Manager Non-Core Fixed Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$549,075,533	$—

Corporate Obligations	—	448,820,130	5,078,686

Bank Loans	—	342,665,123	6,690,181

Asset-Backed Securities	—	2,012,925	—

Unfunded Loan Committments(a)	—	38,193	—

Common Stock and/or Other Equity Investments(b)

Europe	152,564	—	—

North America	360,705	1,644,101	2,765,211

Warrants	—	3,845	166,976

Preferred Stocks	—	—	9,504

Exchange Traded Funds	5,080,609	—	—

Investment Company	126,579,537	—	—

Total	$132,173,415	$1,344,259,850	$14,710,558

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,457,608	$—

Credit Default Swap Contracts(a)	—	63,304	—

Purchased Option Contracts	—	304,434	—

Total	$—	$2,825,346	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(2,250,626)	$—

Credit Default Swap Contracts(a)	—	(133,935)	—

Written Option Contracts	—	(76,986)	—

Total	$—	$(2,461,547)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Multi-Manager Real Assets Strategy Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,456,412	$86,825,420	$—

Australia and Oceania	—	30,688,110	—

Europe	5,597,665	131,303,328	—

North America	509,173,487	—	—

South America	2,474,170	—	—

Investment Company	20,870,161	—	—

Total	$542,571,895	$248,816,858	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts	$—	$1,134	$—

Liabilities(b)

Futures Contracts	$(1,447,517)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity Fund

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$3,576,584	Payable for unrealized loss on forward foreign currency exchange contracts	$(636,268)

Equity	—	—	Variation margin on futures contracts	(2,254,531	)(a)

Total		$3,576,584		$(2,890,799)

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4. INVESTMENTS IN DERIVATIVES ( continued)

Multi-Manager Non-Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$63,304	(a)	Variation margin on swap contracts	$(133,935	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and purchased options	2,762,042		Payable for unrealized loss on forward foreign currency exchange contracts and written options	(2,327,612)

Total		$2,825,346			$(2,461,547)

Multi-Manager Real Assets Strategy Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency contracts	$1,134		—	$—

Equity	—	—		Variation margin on futures contracts	(1,447,517	)(a)

Total		$1,134			$(1,447,517)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$ 441,172	$1,909,721

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	7,458,358	1,930,674

Total		$7,899,530	$3,840,395

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. INVESTMENTS IN DERIVATIVES ( continued)

Multi-Manager Non-Core Fixed Income Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	$2,858,840	$(113,269)

Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options, written options and forward foreign currency exchange contracts	319,872	1,211,835

Interest rate	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts	(52,196)	80,178

Total		$3,126,516	$1,178,744

Multi-Manager Real Assets Strategy Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$22,195	$1,134

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	734,345	(118,011)

Total		$756,540	$(116,877)

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Multi-Manager Global Equity Fund	348	$331,051,305	$—	—	—

Multi-Manager Non-Core Fixed Income Fund	4	223,621,598	36,139,000	29,841,000	37,066,000

Multi-Manager Real Assets Strategy Fund	411	2,022,250	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^*

Multi-Manager Global Equity Fund	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.38%

Multi-Manager Non-Core Fixed Income Fund	0.85	0.85	0.77	0.73	0.71	0.85	0.38

Multi-Manager Real Assets Strategy Fund	1.00	0.90	0.86	0.84	0.82	1.00	0.54

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2024, GSAM waived $54,717, $68,026 and $14,918 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90%, respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Multi-Manager Global Equity Fund	$2,971,772	$538,130	$3,509,902

Multi-Manager Non-Core Fixed Income Fund	2,895,347	—	2,895,347

Multi-Manager Real Assets Strategy Fund	1,572,527	—	1,572,527

D. Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

E. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs earned $350, $29, and $2,226 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2024:

Fund	Underlying Fund	Market Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Multi-Manager Global Equity Fund	Goldman Sachs Financial Square Government Fund — Class R6	$24,443,593	$62,308,233	$(46,478,266)	$40,273,560	40,273,560	$849,128

	Goldman Sachs Financial Square Government Fund — Institutional Shares	35,857,520	277,870,301	(271,557,020)	42,170,801	42,170,801	949,802

Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	78,435,092	981,875,492	(933,731,047)	126,579,537	126,579,537	2,229,328

Multi-Manager Real Assets Strategy Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	12,559,159	255,228,474	(246,917,472)	20,870,161	20,870,161	493,368

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities

Multi-Manager Global Equity Fund	$ —	$ 484,279,570	$ —	$299,460,173

Multi-Manager Non-Core Fixed Income Fund	4,920,664	1,018,576,813	4,918,105	699,660,804

Multi-Manager Real Assets Strategy Fund	—	442,947,272	—	261,051,125

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Capital loss carryforwards:

Perpetual Short-Term	$(3,017,248)	$ (75,953,624)	$ (7,189,135)

Perpetual Long-Term	(2,351,950)	(83,294,538)	(8,747,023)

Total capital loss carryforwards	(5,369,198)	(159,248,162)	(15,936,158)

Timing differences (Straddle Loss Deferral)	$ (8,263)	$ (2,883,303)	$ —

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Tax Cost	$960,000,716	$1,539,148,075	$785,381,484

Gross unrealized gain	163,636,450	17,679,157	77,838,193

Gross unrealized loss	(41,095,664)	(65,721,602)	(71,830,924)

Net unrealized gain (loss) on securities	$122,540,786	$(48,042,445)	$6,007,269

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, partnership investments, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Some floating or variable rate obligations or investments of a Fund may reference (or may have previously referenced) the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis and are expected to cease being published in September 2024. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of a Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s obligations or investments may have transitioned from LIBOR or may transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its obligations or investments. Any pricing adjustments to a Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its obligations and investments.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. OTHER RISKS (continued)

addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly

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8. OTHER RISKS (continued)

impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	34,113,286	$373,880,396	53,170,599	$511,675,000

Reinvestment of distributions	1,057,853	10,768,945	4,380,658	39,162,975

Shares redeemed	(18,131,669)	(195,731,362)	(15,911,348)	(152,480,805)

NET INCREASE	17,039,470	$188,917,979	41,639,909	$398,357,170

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	77,505,806	$586,806,000	56,584,724	$424,368,538

Reinvestment of distributions	6,240,058	47,341,161	11,392,098	84,946,195

Shares redeemed	(28,120,996)	(213,311,496)	(58,849,100)	(438,813,157)

NET INCREASE	55,624,868	$420,835,665	9,127,722	$70,501,576

	Multi-Manager Real Assets Strategy Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	22,833,898	$207,777,999	22,983,417	$205,108,061

Reinvestment of distributions	1,692,702	15,471,294	2,825,332	25,890,049

Shares redeemed	(4,770,521)	(43,389,161)	(2,520,809)	(22,035,027)

NET INCREASE	19,756,079	$179,860,132	23,287,940	$208,963,083

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*
Class R6
Actual	$ 1,000.00	$ 1,190.70		$ 2.75	$ 1,000.00	$ 1,069.10		$ 2.74	$ 1,000.00	$ 1,111.50		$ 3.63
Hypothetical 5% return	1,000.00	1,022.30	+	2.54	1,000.00	1,022.20	+	2.68	1,000.00	1,021.40	+	3.47

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity Fund	0.51%
Multi-Manager Non-Core Fixed Income Fund	0.53
Multi-Manager Real Assets Strategy Fund	0.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Voting Results of Annual Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth were elected to the Trust’s Board of Trustees. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal

Election of Trustees	For	Withheld

Gregory G. Weaver	1,292,078,725	63,531,552

Dwight L. Bush	1,339,529,258	16,081,019

Kathryn A. Cassidy	1,340,407,606	15,202,670

John G. Chou	1,351,547,930	4,062,346

Joaquin Delgado	1,340,312,893	15,297,383

Eileen H. Dowling	1,351,944,019	3,666,258

Paul C. Wirth	1,350,994,736	4,615,540

93

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener PaulC.Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (''SEC'') web site at http://www.sec.gov. The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC's web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (''Goldman Sachs'') does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary. Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund's entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider each Fund's objective, risks, and charges and expenses, and read the summary prospectus, if available, and/orthe Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550 (C) 2024 Goldman Sachs. All rights reserved. 374621-OTU-06/2024 SMACSAR-24

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 14(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not Applicable.

(b)	Not Applicable.

ITEM 14.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by referenceto Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 28, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	June 28, 2024